UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-00945

                         Virtus Equity Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Senior Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                     Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 243-1574

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT VIRTUS EQUITY TRUST

September 30, 2018

Virtus KAR Capital Growth Fund

Virtus KAR Global Quality Dividend Fund

Virtus KAR Mid-Cap Core Fund

Virtus KAR Mid-Cap Growth Fund

Virtus KAR Small-Cap Core Fund

Virtus KAR Small-Cap Growth Fund

Virtus KAR Small-Cap Value Fund

Virtus KAR Small-Mid Cap Core Fund

Virtus Rampart Enhanced Core Equity Fund

Virtus Tactical Allocation Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		5

Funds	Fund Summary	Schedule of Investments

Virtus KAR Capital Growth Fund (“KAR Capital Growth Fund”)	8	36
Virtus KAR Global Quality Dividend Fund (“KAR Global Quality Dividend Fund”)	11	37
Virtus KAR Mid-Cap Core Fund (“KAR Mid-Cap Core Fund”)	13	38
Virtus KAR Mid-Cap Growth Fund (“KAR Mid-Cap Growth Fund”)	16	39
Virtus KAR Small-Cap Core Fund (“KAR Small-Cap Core Fund”)	19	40
Virtus KAR Small-Cap Growth Fund (“KAR Small-Cap Growth Fund”)	21	41
Virtus KAR Small-Cap Value Fund (“KAR Small-Cap Value Fund”)	23	42
Virtus KAR Small-Mid Cap Core Fund (“KAR Small-Mid Cap Core Fund”)	26	43
Virtus Rampart Enhanced Core Equity Fund (“Rampart Enhanced Core Equity Fund”)	29	44
Virtus Tactical Allocation Fund (“Tactical Allocation Fund”)	32	49
Statements of Assets and Liabilities		60
Statements of Operations		62
Statements of Changes in Net Assets		64
Financial Highlights		69
Notes to Financial Statements		77
Report of Independent Registered Public Accounting Firm		93
Tax Information Notice		94
Fund Management Tables		95

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2018.

U.S. economic growth and strong corporate earnings were consistent themes during the period, which began on an optimistic note with the sweeping tax overhaul that was signed into law at the end of 2017. As growth heated up, inflation fears caused stock markets to plunge in early February, ushering in the return of volatility after being conspicuously absent throughout 2017. Global trade war concerns sparked by the Trump administration’s tariff talk caused markets to remain unsettled into March before resuming an upward course through the spring and late summer. Meanwhile, persistent economic strength moved the Federal Reserve to hike its key interest rate four times in the period, most recently in late September, to end at 2.25%, its highest level in nearly a decade.

For the 12 months ended September 30, 2018, U.S. large-cap stocks, as measured by the S&P 500® Index, returned 17.91%, outpacing small-cap stocks, which returned 15.24%, as measured by the Russell 2000® Index. Within international equities, performance was mixed with developed markets up 2.74%, as measured by the MSCI EAFE® Index (net), and emerging markets down 0.81%, as measured by the MSCI Emerging Markets Index (net).

In the fixed income markets, the yield on the 10-year Treasury steadily climbed, to reach 3.05% at September 30, 2018, up from 2.33% at September 30, 2017. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, declined 1.22% for the 12 months. Non-investment grade bonds eked out a positive return of 3.05%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies, with a broad array of Virtus Funds available through your fund exchange privileges. These include distinctive equity, fixed income, international, and asset allocation funds managed by Virtus affiliates and select subadvisers. We invite you to learn more about the Virtus family of funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2018

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS EQUITY TRUST

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Equity Trust Fund (each, a “Fund”) you may incur two types of costs; (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution, and other expenses. Class I shares and Class R6 shares are sold without a sales charge and do not incur distribution fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which is for the fiscal year ended September 30, 2018.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
KAR Capital Growth Fund	Class A	$1,000.00	$1,081.90	1.20%	$6.26
	Class C	1,000.00	1,077.40	1.97	10.26
	Class I	1,000.00	1,082.50	0.98	5.12
	Class R6	1,000.00	1,083.70	0.78	4.07
KAR Global Quality Dividend Fund	Class A	1,000.00	1,044.60	1.35	6.92
	Class C	1,000.00	1,041.60	2.09	10.70
	Class I	1,000.00	1,046.00	1.10	5.64
KAR Mid-Cap Core Fund	Class A	1,000.00	1,088.80	1.20	6.28
	Class C	1,000.00	1,084.50	1.95	10.19
	Class I	1,000.00	1,090.00	0.95	4.98
	Class R6	1,000.00	1,090.70	0.87	4.56
KAR Mid-Cap Growth Fund	Class A	1,000.00	1,146.00	1.40	7.53
	Class C	1,000.00	1,141.60	2.15	11.54
	Class I	1,000.00	1,147.10	1.15	6.19
	Class R6	1,000.00	1,148.60	0.90	4.85
KAR Small-Cap Core Fund	Class A	1,000.00	1,085.20	1.30	6.80
	Class C	1,000.00	1,081.60	2.02	10.54
	Class I	1,000.00	1,086.60	1.02	5.34
	Class R6	1,000.00	1,087.20	0.94	4.92
KAR Small-Cap Growth Fund	Class A	1,000.00	1,137.20	1.36	7.29
	Class C	1,000.00	1,133.10	2.09	11.18
	Class I	1,000.00	1,138.40	1.10	5.90
	Class R6	1,000.00	1,139.10	1.00	5.36
KAR Small-Cap Value Fund	Class A	1,000.00	1,055.90	1.26	6.49
	Class C	1,000.00	1,052.20	1.96	10.08
	Class I	1,000.00	1,057.50	0.99	5.11
	Class R6	1,000.00	1,057.50	0.90	4.64
KAR Small-Mid Cap Core Fund	Class A	1,000.00	1,101.00	1.30	6.85
	Class C	1,000.00	1,098.10	2.05	10.78
	Class I	1,000.00	1,103.10	1.05	5.54
	Class R6	1,000.00	1,103.10	0.97	5.11

VIRTUS EQUITY TRUST

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Rampart Enhanced Core Equity Fund	Class A	$1,000.00	$1,127.50	1.20%	$6.40
	Class C	1,000.00	1,123.00	1.95	10.38
	Class I	1,000.00	1,128.80	0.95	5.07
	Class R6	1,000.00	1,128.80	0.91	4.86
Tactical Allocation Fund	Class A	1,000.00	1,037.30	1.26	6.44
	Class C	1,000.00	1,033.30	2.04	10.40

*

Expenses are equal to the relevant Fund’s, annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

Each Fund may invest in other funds and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS EQUITY TRUST

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
KAR Capital Growth Fund	Class A	$1,000.00	$1,019.05	1.20%	$6.07
	Class C	1,000.00	1,015.19	1.97	9.95
	Class I	1,000.00	1,020.16	0.98	4.96
	Class R6	1,000.00	1,021.16	0.78	3.95
KAR Global Quality Dividend Fund	Class A	1,000.00	1,018.30	1.35	6.83
	Class C	1,000.00	1,014.59	2.09	10.56
	Class I	1,000.00	1,019.55	1.10	5.57
KAR Mid-Cap Core Fund	Class A	1,000.00	1,019.05	1.20	6.07
	Class C	1,000.00	1,015.29	1.95	9.85
	Class I	1,000.00	1,020.31	0.95	4.81
	Class R6	1,000.00	1,020.71	0.87	4.41
KAR Mid-Cap Growth Fund	Class A	1,000.00	1,018.05	1.40	7.08
	Class C	1,000.00	1,014.29	2.15	10.86
	Class I	1,000.00	1,019.30	1.15	5.82
	Class R6	1,000.00	1,020.56	0.90	4.56
KAR Small-Cap Core Fund	Class A	1,000.00	1,018.55	1.30	6.58
	Class C	1,000.00	1,014.94	2.02	10.20
	Class I	1,000.00	1,019.95	1.02	5.16
	Class R6	1,000.00	1,020.36	0.94	4.76
KAR Small-Cap Growth Fund	Class A	1,000.00	1,018.25	1.36	6.88
	Class C	1,000.00	1,014.59	2.09	10.56
	Class I	1,000.00	1,019.55	1.10	5.57
	Class R6	1,000.00	1,020.05	1.00	5.06
KAR Small-Cap Value Fund	Class A	1,000.00	1,018.75	1.26	6.38
	Class C	1,000.00	1,015.24	1.96	9.90
	Class I	1,000.00	1,020.10	0.99	5.01
	Class R6	1,000.00	1,020.56	0.90	4.56
KAR Small-Mid Cap Core Fund	Class A	1,000.00	1,018.55	1.30	6.58
	Class C	1,000.00	1,014.79	2.05	10.35
	Class I	1,000.00	1,019.80	1.05	5.32
	Class R6	1,000.00	1,020.21	0.97	4.91
Rampart Enhanced Core Equity Fund	Class A	1,000.00	1,019.05	1.20	6.07
	Class C	1,000.00	1,015.29	1.95	9.85
	Class I	1,000.00	1,020.31	0.95	4.81
	Class R6	1,000.00	1,020.51	0.91	4.61
Tactical Allocation Fund	Class A	1,000.00	1,018.75	1.26	6.38
	Class C	1,000.00	1,014.84	2.04	10.30

*

Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

Each Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS EQUITY TRUST

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2018

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Chicago Board Options Exchange Volatility Index® (“CBOE VIX®”)

The CBOE VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The CBOE VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment

Exchange-Traded Funds (“ETF”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., the Fed is responsible for controlling money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches and all national and state banks that are part of the system.

Global Quality Dividend Linked Benchmark

The Global Quality Dividend Linked Benchmark consists of the Russell Developed Large Cap Index (net), a free-float market capitalization-weighted index constructed to provide a comprehensive and unbiased barometer for the large-cap segment in the developed world, calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Global Quality Dividend Linked Benchmark prior to 2/1/2017 is that of the Russell 1000® Value Index.

Gross Domestic Product (“GDP”)

The gross domestic product represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs and the foreign trade balance.

London Interbank Offered Rate (LIBOR)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

MSCI EAFE® Index (net)

The MSCI EAFE® (“Europe, Australasia, Far East”) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS EQUITY TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2018

Payment-in-Kind Security (“PIK”)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Real Estate Investment Trust (“REIT”)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 1000® Value Index

The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Growth Index

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2500TM Index

The Russell 2500TM Index is a market capitalization-weighted index of the 2,500 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Russell 2000® Value Index

The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Developed Large Cap Index (net)

The Russell Developed Large Cap Index (net) is a free-float market capitalization-weighted index constructed to provide a comprehensive and unbiased barometer for the large-cap segment in the developed world. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Midcap® Growth Index

The Russell Midcap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS EQUITY TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2018

Russell Midcap® Index

The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR (“American Depositary Receipt”)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

Tactical Allocation Fund Linked Benchmark

The Tactical Allocation Fund Linked Benchmark consists of 45% Russell 1000® Growth Index (a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies, calculated on a total return basis with dividends reinvested), 15% MSCI EAFE® Index (a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada, calculated on a total return basis with net dividends reinvested), and 40% Bloomberg Barclays U.S. Aggregate Bond Index (an index that measures the U.S. investment grade fixed rate bond market, calculated on a total return basis). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Tactical Allocation Fund Linked Benchmark prior to 9/7/2016 represents an allocation consisting of 50% S&P 500® Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.

KAR Capital Growth Fund Fund Summary (Unaudited)	Ticker Symbols: A Share: PSTAX C Share: SSTFX I Share: PLXGX R6 Share: VCGRX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	The Fund is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 19.56%, Class C shares at NAV returned 18.58%, Class I shares at NAV returned 19.81%, and Class R6 shares at NAV from January 30, 2018 (inception date) through September 30, 2018, returned 3.14%*. For the fiscal year ended September 30, 2018, the Russell 1000® Growth Index, which serves as both the Fund’s broad-based and style-specific benchmark appropriate the comparison, returned 26.30%.

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Despite increased volatility, U.S. equities continued to march ahead during the fiscal year, with the S&P 500® Index returning 17.91% for the 12-month period. Smaller stocks, as represented by the Russell 2000® Index, performed strongly as well, rising 15.24%. Growth stocks outperformed their value counterparts for the period, though both categories rose by double digits. Foreign markets struggled in comparison, with the MSCI EAFE® Index gaining 2.74% and the MSCI Emerging Markets Index down 0.81% for the period.

The Russell 1000® Growth Index rose 26.30% for the 12 months through September 30, 2018. All sectors within the index were positive, led by the consumer discretionary and information technology sectors with gains of 43.06% and 41.14%, respectively. The weakest performing sector was materials, up 2.48%.

Key events that drove markets in the past year included a correction that rattled U.S. equity markets in early 2018 after a calm 2017. While the bout of volatility set major indices back a step, stocks soon recovered. They continued to advance during the fiscal year thanks to strong earnings and robust business and economic activity at home, including expansion in service sectors and solid gross domestic product (GDP) growth.

Market strength continued – though not without volatility – despite the introduction of new trade tariffs earlier in 2018 and the continued escalation of tariff-related tensions, particularly with China. Prolonged negotiations and uncertainty put pressure on emerging market stocks during the 12 months. This, paired with a general slowing in Europe and viewed against continued strength in the U.S., seemed to indicate that “global synchronized recovery” was not an apt description for the environment.

What factors affected the Fund’s performance during its fiscal year?

The Fund underperformed the Russell 1000® Growth Index for the 12 months ended September 30, 2018. Factors negatively affecting the Fund included weak stock selection in the consumer discretionary sector and an underweight in information technology. Strong stock selection in industrials and materials helped offset losses.

The stocks that contributed the most to the year’s gains were Amazon and Netflix.

⬛	Amazon continued on its powerful growth trajectory, driven by its wide-moat e-commerce business and dominant web services offering. Amazon’s advertising capabilities helped propel the company to outpace second-quarter revenue and earnings expectations by a gigantic margin. In addition, Amazon showed operating leverage on a wide variety of expense items, including fulfillment, technology, content and marketing, hinting at the potential for meaningful margin expansion down the road.

⬛	Netflix is a global leader in on-demand entertainment, with over 125 million subscribers, more than 55% of whom are outside the U.S. Net subscriber additions continued to greatly outpace expectations due to successful content creation, notable early success in cable and telecommunications distribution channels, and highly effective local advertising. Margins surprised to the upside, driven by rapid improvements in international profitability even as subscriber growth was a little uneven.

The positions that detracted the most from performance were Celgene and Ctrip.com.

⬛	Celgene was aggressive in deploying capital to bolster future growth, but the results of its pipeline programs severely disappointed. Most recently, its REVLIMID failed in a phase-3 follicular lymphoma trial, but that paled in comparison to the failure of GED-0301 for Crohn’s disease, which subsequently forced Celgene to lower its 2020 guidance. We lost faith that the company would be able to weather its $15 billion revenue cliff, and we exited the position.

⬛	Ctrip.com has consolidated and monopolized the high-end online travel market in China. It came under fire as regulators forced the company to unbundle products such as trip insurance that it automatically added to ticket purchases. The company was also affected by coordinated reductions in domestic commissions. We believe both of those issues are well understood. On the flip side, the company’s outbound travel business experienced a boom, with advantaged inventory and pricing focused on its core high-end consumer. As only a very small percent of Chinese citizens have ever been outside the country, we believe demand could drive future growth. Therefore, we continued to hold the position in the Fund at the end of the period.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Capital Growth Fund (Continued)

market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Information Technology	39%
Consumer Discretionary	26
Health Care	10
Industrials	8
Financials	6
Consumer Staples	4
Energy	4
Other (includes Securities Lending Collateral)	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Capital Growth Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years	Since Inception		Inception Date
Class A shares at NAV[2]	19.56%	14.81%	11.81%	—		—
Class A shares at POP[3,4]	12.68	13.46	11.15	—		—
Class C shares at NAV[2] and with CDSC[4]	18.58	13.94	10.96	—		—
Class I shares at NAV	19.81	15.10	12.10	—		—
Class R6 shares at NAV	—	—	—	3.14%		1/30/18
Russell 1000® Growth Index	26.30	16.58	14.31	9.57	[5]

Fund Expense Ratios6: Class A shares: 1.29%; Class C shares: 2.04% Class I shares: 1.04%; Class R6 shares: Gross 1.01%, Net 0.78%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index return is from the inception date of Class R6 shares.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 6, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver, in effect through March 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Global Quality Dividend Fund Fund Summary (Unaudited)	Ticker Symbols: A Share: PPTAX C Share: PPTCX I Share: PIPTX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	The Fund is diversified and has an investment objective of total return, consisting of both capital appreciation and current income. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 4.24% Class C shares at NAV returned 3.56% and Class I shares at NAV returned 4.56%. For the same period, the Russell Developed Large Cap Index (net), which serves as the Fund’s broad-based index returned 11.27% and the Global Quality Dividend Linked Benchmark, the Fund’s style-specific Index, returned 11.27%.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Despite increased volatility, U.S. equities continued to march ahead during the fiscal year, with the S&P 500® Index returning 17.91% for the 12-month period. Smaller stocks, as represented by the Russell 2000® Index, performed strongly as well, rising 15.24%. Growth stocks outperformed their value counterparts for the period, though both categories rose by double digits. Foreign markets struggled in comparison, with the MSCI EAFE® Index gaining 2.74% and the MSCI Emerging Markets Index down 0.81% for the period.

The Russell Developed Large Cap Index was up 11.27% for the 12 months through September 30, 2018. All sectors within the index were positive, led by the telecommunication services and information technology sectors, which gained 34.20% and 31.69%, respectively. The utilities sector was the weakest performer, returning 1.67%.

Key events that drove markets in the past year included a correction that rattled U.S. equity markets in early 2018 after a calm 2017. While the bout of volatility set major indices back a step, stocks soon recovered. They continued to advance during the fiscal year thanks to strong earnings and robust business and economic activity at home, including expansion in service sectors and solid gross domestic product (GDP) growth.

Market strength continued – though not without volatility – despite the introduction of new trade tariffs earlier in 2018 and the continued escalation of tariff-related tensions, particularly with China. Prolonged negotiations and uncertainty put pressure on emerging market stocks during the 12 months. This, paired with a general slowing in Europe and viewed against continued strength in the U.S., seemed to indicate that “global synchronized recovery” was not an apt description for the environment.

What factors affected the Fund’s performance during its fiscal year?

The Fund underperformed the Russell Developed Large Cap Index for the 12 months ended September 30, 2018. An underweight position in information technology and weak stock selection in communication services weighed on performance. Losses were offset somewhat by strong stock selection in the real estate and financials sectors.

The stocks that contributed the most to the year’s gains were Royal Dutch Shell and Total SA.

⬛	Royal Dutch Shell saw higher energy prices contribute to strong cash flow and outperformance. The company strengthened its balance sheet over the past several years, which positioned it to return capital to shareholders.

⬛	Total benefited from higher energy prices and the ramp-up of new projects, which contributed to strong cash flow and to outperformance.

Positions that detracted the most from performance were HSBC Holdings and BCE.

⬛	HSBC’s shares were hurt by the negative implications of a U.S.-China trade war and the impact on the company’s Asian operations.
⬛	Concerns about a potentially more difficult operating environment weighed on BCE shares despite the company’s strong operational results and a 5% increase in its dividend.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Financials	19%
Telecommunication Services	12
Consumer Staples	11
Energy	11
Health Care	10
Real Estate	9
Utilities	8
Other (includes Securities Lending Collateral)	20

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Global Quality Dividend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years
Class A shares at NAV[2]	4.24%	7.94%	8.21%
Class A shares at POP[3,4]	-1.76	6.67	7.57
Class C shares at NAV[2] and with CDSC[4]	3.56	7.15	7.40
Class I shares at NAV	4.56	8.21	8.49
Russell Developed Large Cap Index (net)	11.27	9.40	8.81
Global Quality Dividend Linked Benchmark	11.27	12.33	10.58

Fund Expense Ratios5: Class A shares: Gross 1.55%, Net 1.35%; Class C shares: Gross 2.30%, Net 2.10%; Class I shares: Gross 1.33%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 6, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver, in effect through March 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Mid-Cap Core Fund Fund Summary (Unaudited)	Ticker Symbols: A Share: VMACX C Share: VMCCX I Share: VIMCX R6 Share: VRMCX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 20.61%, Class C shares at NAV returned 19.71%, Class I shares at NAV returned 20.93%, and Class R6 shares at NAV from January 30, 2018 (inception date) through September 30, 2018, returned 4.58%*. For the fiscal year ended September 30, 2018, the Russell Midcap® Index, which serves as both the Fund’s broad-based and style-specific benchmark appropriate the comparison, returned 13.98%.

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Despite increased volatility, U.S. equities continued to march ahead during the fiscal year, with the S&P 500® Index returning 17.91% for the 12-month period. Smaller stocks, as represented by the Russell 2000® Index, performed strongly as well, rising 15.24%. Growth stocks outperformed their value counterparts for the period, though both categories rose by double digits. Foreign markets struggled in comparison, with the MSCI EAFE® Index gaining 2.74% and the MSCI Emerging Markets Index down 0.81% for the period.

The Russell Midcap® Index was up 13.98% for the 12 months through September 30, 2018. Technology was the best performing sector within the index, rising 26.49%. Other sectors with strong returns included health care (23.48%), energy (18.53%), and producer durables (16.02%). The materials and processing sector had the lowest gain, up 2.43%.

Key events that drove markets in the past year included a correction that rattled U.S. equity markets in early 2018 after a calm 2017. While the bout of volatility set major indices back a step, stocks soon recovered. They continued to advance during the fiscal year thanks to strong earnings and robust business and economic activity at home, including expansion in service sectors and solid gross domestic product (GDP) growth.

Market strength continued – though not without volatility – despite the introduction of new trade tariffs earlier in 2018 and the continued escalation of tariff-related tensions, particularly with China. Prolonged negotiations and uncertainty put pressure on emerging market stocks during the 12 months. This, paired with a general slowing in Europe and viewed against continued strength in the U.S., seemed to indicate that “global synchronized recovery” was not an apt description for the environment.

What factors affected the Fund’s performance during its fiscal year?

The Fund outperformed the Russell Midcap® Index for the 12 months ended September 30, 2018. Stock selection and allocation effects combined to work in the Fund’s favor across all sectors, but particular standouts included strong stock selection in health care and producer durables. Weak stock selection in technology and an underweight in energy slightly detracted from performance.

The stocks that contributed the most to the year’s gains were Globus Medical and Aspen Technology.

⬛	Globus Medical saw its shares rise during the Fund’s fiscal year as the company’s sales force strengthened in terms of numbers and effectiveness. The company continued to develop its robotic and trauma products and maintain a solid balance sheet with no debt. The Fund continued to hold the stock at the end of the period.

⬛	Over a year ago, Aspen released its latest solution, the Asset Performance Monitoring suite. Demand for this software was robust, which helped to accelerate annual contract value growth. Additionally, with greater stability in the oil markets, the company stated its belief that it had seen a bottom in revenue associated with engineering and construction clients.

The positions that detracted the most from performance were WABCO Holdings and Bank OZK.

⬛	WABCO’s shares declined due to inflation in raw material costs and the impact on margins, as well as the uncertainty surrounding the implications of tariffs and their influence on heavy-duty truck demand. We have no special insight regarding inflation and tariffs, so we focused on assessing the strength of the company’s competitive position, which remained intact.

⬛	Shares of Bank OZK (formerly known as Bank of the Ozarks) underperformed due to investor concern regarding the continued slowdown in the growth of the bank’s loan portfolio. However, our investment thesis is anchored to the fact that, over long periods of time, Bank OZK has been one of the most efficient banks in the country, with credit and profitability metrics well above those of its peers. We therefore continued to own the business at the end of the period.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Mid-Cap Core Fund (Continued)

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Health Care	23%
Industrials	22
Information Technology	15
Financials	14
Consumer Discretionary	10
Consumer Staples	8
Materials	3
Other (includes Short-Term Investment)	5

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Mid-Cap Core Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 year	Since Inception		Inception Date
Class A shares at NAV[2]	20.61%	14.52%	15.64%		6/22/09
Class A shares at POP[3,4]	13.67	13.18	14.91		6/22/09
Class C shares at NAV[2] and with CDSC[4]	19.71	13.68	14.77		6/22/09
Class I shares at NAV	20.93	14.81	15.92		6/22/09
Class R6 shares at NAV	—	—	4.58		1/30/18
Russell Midcap® Index	13.98	11.65	—	[5]	—

Fund Expense Ratios6: Class A shares: Gross 1.49%, Net 1.21%; Class C shares: Gross 2.22%, Net 1.96%; Class I shares: Gross 1.23%, Net 0.96%; Class R6 shares: Gross 1.15%, Net 0.88%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index returns for Class A shares, Class C shares and Class I shares are 16.61% and for Class R6 returns are 3.54%. Index returns are from each respective class inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 6, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver, in effect through March 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on June 22, 2009 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Mid-Cap Growth Fund Fund Summary (Unaudited)	Ticker Symbols: A Share: PHSKX C Share: PSKCX I Share: PICMX R6 Share: VRMGX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 35.38%, Class C shares at NAV returned 34.40%, Class I shares at NAV returned 35.72%, and Class R6 shares at NAV from January 30, 2018 (inception date) through September 30, 2018, returned 15.66%*. For the fiscal year ended September 30, 2018, the Russell Midcap® Growth Index, which serves as both the Fund’s broad-based and style-specific benchmark appropriate the comparison, returned 21.10%.

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Despite increased volatility, U.S. equities continued to march ahead during the fiscal year, with the S&P 500® Index returning 17.91% for the 12-month period. Smaller stocks, as represented by the Russell 2000® Index, performed strongly as well, rising 15.24%. Growth stocks outperformed their value counterparts for the period, though both categories rose by double digits. Foreign markets struggled in comparison, with the MSCI EAFE® Index gaining 2.74% and the MSCI Emerging Markets Index down 0.81% for the period.

The Russell Midcap® Growth Index was up 21.10% for the 12 months through September 30, 2018. The best performing sector within the index was information technology, which returned 30.75%.

Other sectors with positive performance included health care (29.38%), utilities (21.63%), and consumer staples (21.40%). Materials was the only negative sector for the period, falling 6.99%.

Key events that drove markets in the past year included a correction that rattled U.S. equity markets in early 2018 after a calm 2017. While the bout of volatility set major indices back a step, stocks soon recovered. They continued to advance during the fiscal year thanks to strong earnings and robust business and economic activity at home, including expansion in service sectors and solid gross domestic product (GDP) growth.

Market strength continued – though not without volatility – despite the introduction of new trade tariffs earlier in 2018 and the continued escalation of tariff-related tensions, particularly with China. Prolonged negotiations and uncertainty put pressure on emerging market stocks during the 12 months. This, paired with a general slowing in Europe and viewed against continued strength in the U.S., seemed to indicate that “global synchronized recovery” was not an apt description for the environment.

What factors affected the Fund’s performance during its fiscal year?

The Fund outperformed the Russell Midcap® Growth Index for the 12 months ended September 30, 2018. Strong stock selection in the communication services and health care sectors helped fuel performance. Gains were hampered somewhat by weak stock selection in financials and energy.

The stocks that contributed the most to the year’s gains were Netflix and Paycom.

⬛	Netflix is a global leader in on-demand entertainment, with over 125 million subscribers, more than 55% of whom are outside the U.S. Net subscriber additions continued to greatly outpace expectations due to successful content creation, notable early success in cable and telecommunications distribution channels, and highly effective local advertising. Margins surprised to the upside, driven by rapid improvements in international profitability even as subscriber growth was a little uneven.
⬛	Paycom’s out-of-the-box solution, low cost research and development (R&D), and sales office strategy combined to give the company some of the best margins among its software as a service (SaaS) peers. After a lull in new sales office openings in 2017, the company ramped them up in 2018, which contributed to a reacceleration of growth. Paycom has developed a differentiated mobile offering that increases user engagement, which is intended to drive customer value and, ultimately, retention and product upsell.

The positions that detracted the most from performance were Ctrip.com and Avalara.

⬛	Ctrip.com has consolidated and monopolized the high-end online travel market in China. It came under fire as regulators forced the company to unbundle products such as trip insurance that it automatically added to ticket purchases. The company was also affected by coordinated reductions in domestic commissions. We believe both of those issues are well understood. On the flip side, the company’s outbound travel business experienced a boom, with advantaged inventory and pricing focused on its core high-end consumer. As only a very small percent of Chinese citizens have ever been outside the country, we believe demand could drive future growth. Therefore, we continued to hold the position in the Fund at the end of the period.

⬛	Avalara’s performance was primarily a matter of valuation correction after the company’s initial public offering (IPO) in June of 2018. During the third quarter of 2018, the company saw revenue growth of 25% and guided to future revenue growth in the 20% to 25% range. However, the stock’s valuation corrected downward after investors adjusted their growth expectations from higher levels at the time of the IPO.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Mid-Cap Growth Fund (Continued)

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Information Technology	37%
Consumer Discretionary	20
Health Care	16
Industrials	7
Financials	7
Consumer Staples	6
Energy	2
Other (includes Short-Term Investment)	5

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Mid-Cap Growth Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years	Since Inception		Inception Dated
Class A shares at NAV[2]	35.38%	14.67%	12.20%	—		—
Class A shares at POP[3,4]	27.59	13.32	11.53	—		—
Class C shares at NAV[2] and with CDSC[4]	34.40	13.82	11.36	—		—
Class I shares at NAV	35.72	14.95	12.47	—		—
Class R6 shares at NAV	—	—	—	15.66%		1/30/18
Russell Midcap® Growth Index	21.10	13.00	13.46	7.16	[5]	—

Fund Expense Ratios6: Class A shares: Gross 1.48%, Net 1.40%; Class C shares: Gross 2.27%, Net 2.15%; Class I shares: Gross 1.24%, Net 1.15%; Class R6 shares Gross 1.20%, Net 1.11%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index return is from the inception date of Class R6 shares.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 6, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver, in effect through March 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Small-Cap Core Fund Fund Summary (Unaudited)	Ticker Symbols: A Share: PKSAX C Share: PKSCX I Share: PKSFX R6 Share: VSCRX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 26.42%, Class C shares at NAV returned 25.52%, Class I shares at NAV returned 26.73%, and Class R6 shares at NAV returned 26.86%. For the same period, the Russell 2000® Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate the comparison, returned 15.24%.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Despite increased volatility, U.S. equities continued to march ahead during the fiscal year, with the S&P 500® Index returning 17.91% for the 12-month period. Smaller stocks, as represented by the Russell 2000® Index, performed strongly as well, rising 15.24%. Growth stocks outperformed their value counterparts for the period, though both categories rose by double digits. Foreign markets struggled in comparison, with the MSCI EAFE® Index gaining 2.74% and the MSCI Emerging Markets Index down 0.81% for the period.

The Russell 2000® Index was up 15.24% for the 12 months through September 30, 2018. All the sectors within the index had positive returns, led by health care, which was up 29.72%. Other sectors with strong returns included technology (21.80%), consumer discretionary (21.49%), and energy (14.52%). The materials and processing sector was the weakest performing sector, with a gain of 4.14%.

Key events that drove markets in the past year included a correction that rattled U.S. equity markets in early 2018 after a calm 2017. While the bout of volatility set major indices back a step, stocks soon recovered. They continued to advance during the fiscal year thanks to strong earnings and robust business and economic activity at home, including expansion in service sectors and solid gross domestic product (GDP) growth.

Market strength continued – though not without volatility – despite the introduction of new trade tariffs earlier in 2018 and the continued escalation of tariff-related tensions, particularly with China. Prolonged negotiations and uncertainty put pressure on emerging market stocks during the 12 months. This, paired with a general slowing in Europe and viewed against continued strength in the U.S., seemed to indicate that “global synchronized recovery” was not an apt description for the environment.

What factors affected the Fund’s performance during its fiscal year?

The Fund outperformed the Russell 2000® Index for the 12 months ended September 30, 2018. Strong stock selection in producer durables and financial services helped performance. Consumer discretionary was the only category that had a detracting effect at the sector level, due to weak stock selection.

The stocks that contributed the most to the year’s gains were Autohome and Aspen Technology.

⬛	Autohome’s shares rose after management exited the unprofitable direct sales segment. The company’s core subscription and advertising businesses continued to prosper.

⬛	Over a year ago, Aspen released its latest solution, the Asset Performance Monitoring suite. Demand for this software was robust, which helped to accelerate annual contract value growth. Additionally, with greater stability in the oil markets, the company stated its belief that it had seen a bottom in revenue associated with engineering and construction clients.

The positions that detracted the most from performance were WABCO Holdings and Fox Factory.

⬛	WABCO’s shares declined due to inflation in raw material costs and the impact on margins, as well as the uncertainty surrounding the implications of tariffs and their influence on heavy-duty truck demand. We have no special insight regarding inflation and tariffs, so we focused on assessing the strength of the company’s competitive position, which remained intact.

⬛	Shares of Fox experienced weakness through the end of 2017 and into 2018 as the company indicated growth was likely to decelerate in 2018 to a level more consistent with the company’s annual long-term target ranges. Additionally, Fox illustrated that the pace of margin improvement would be lower in 2018 than in 2017. We exited the position in the first half of 2018.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Industrials	31%
Information Technology	27
Financials	18
Energy	5
Consumer Discretionary	4
Real Estate	3
Consumer Staples	2
Other (includes Short-Term Investment)	10

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Small-Cap Core Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years	Since Inception		Inception Date
Class A shares at NAV[2]	26.42%	15.65%	14.61%	—		—
Class A shares at POP[3,4]	19.15	14.29	13.93	—		—
Class C shares at NAV[2] and with CDSC[4]	25.52	14.80	13.76	—		—
Class I shares at NAV	26.73	15.95	14.90	—		—
Class R6 shares at NAV	26.86	—	—	17.82%		11/12/14
Russell 2000® Index	15.24	11.07	11.11	11.18	[5]	—

Fund Expense Ratios6: Class A shares: 1.32%; Class C shares: 2.07%; Class I shares: 1.07%; Class R6 shares: 1.00%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index return is from the inception date of Class R6 shares.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 6, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Small-Cap Growth Fund Fund Summary (Unaudited)	Ticker Symbols: A Share: PSGAX C Share: PSGCX I Share: PXSGX R6 Share: VRSGX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 32.01%, Class C shares at NAV returned 31.06%†, Class I shares at NAV returned 32.34%, and Class R6 shares at NAV from January 30, 2018 (inception date) through September 30, 2018, returned 14.83%*. For the fiscal year ended September 30, 2018, the Russell 2000® Growth Index, which serves as both the Fund’s broad-based and style-specific benchmark appropriate the comparison, returned 21.06%.

* Returns less 1 year are not annualized.

† See footnote 7 on page 22.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Despite increased volatility, U.S. equities continued to march ahead during the fiscal year, with the S&P 500® Index returning 17.91% for the 12-month period. Smaller stocks, as represented by the Russell 2000® Index, performed strongly as well, rising 15.24%. Growth stocks outperformed their value counterparts for the period, though both categories rose by double digits. Foreign markets struggled in comparison, with the MSCI EAFE® Index gaining 2.74% and the MSCI Emerging Markets Index down 0.81% for the period.

The Russell 2000® Growth Index was up 21.06% for the 12 months ended September 30, 2018. All the sectors within the index had positive returns, led by health care, which gained 30.66%. Other sectors with strong returns included technology (29.72%), consumer discretionary (25.92%), and consumer staples (25.03%). Energy was the weakest performing sector, up 0.91%.

Key events that drove markets in the past year included a correction that rattled U.S. equity markets in early 2018 after a calm 2017. While the bout of volatility set major indices back a step, stocks soon recovered. They continued to advance during the fiscal year thanks to strong earnings and robust business and economic activity at home, including expansion in service sectors and solid gross domestic product (GDP) growth.

Market strength continued – though not without volatility – despite the introduction of new trade tariffs earlier in 2018 and the continued escalation of tariff-related tensions, particularly with China. Prolonged negotiations and uncertainty put pressure on emerging market stocks during the 12 months. This, paired with a general slowing in Europe and viewed against continued strength in the U.S., seemed to indicate that “global synchronized recovery” was not an apt description for the environment.

What factors affected the Fund’s performance during its fiscal year?

The Fund outperformed the Russell 2000® Growth Index for the 12 months ended September 30, 2018. Strong stock selection in producer durables and technology helped performance. Health care was the only sector that had a detracting effect, driven by an underweight position in the sector.

The stocks that contributed the most to the year’s gains were Autohome and Ollie’s Bargain Outlet Holdings.

⬛	Autohome’s shares rose after management exited the unprofitable direct sales segment. The company’s core subscription and advertising businesses continued to prosper.

⬛	The value proposition of Ollie’s, which is focused around a treasure-hunt shopping experience, provided substantial growth to the business. As a result, the company was able to expand its store count and increase both its consolidated and comparable-store sales. These developments were positively correlated with the performance of the stock.

The positions that detracted the most from performance were Emerald Expositions Events and PriceSmart.

⬛	Emerald Expositions was in the process of managing the ongoing change in online transactions and the impact on wholesale purchasing behavior.

⬛	PriceSmart owns and operates 41 retail membership warehouse clubs in Latin America, the Caribbean, and the U.S. During the period, PriceSmart’s results were negatively impacted by the political turmoil in Nicaragua.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Information Technology	37%
Industrials	16
Financials	16
Consumer Discretionary	9
Consumer Staples	4
Health Care	3
Short-Term Investment	15

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Small-Cap Growth Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 Years	Since Inception		Inception Date
Class A shares at NAV[2]	32.01%	19.11%	16.12%	—		—
Class A shares at POP[3],4	24.42	17.71	15.44	—		—
Class C shares at NAV[2,7] and with CDSC[4]	31.06	18.22	15.24	—		—
Class I shares at NAV[7]	32.34	19.41	16.31	—		—
Class R6 shares at NAV	—	—	—	14.83%		1/30/18
Russell 2000® Growth Index	21.06	12.14	12.65	10.83	[5]	—

Fund Expense Ratios6: Class A shares: 1.48%; Class C shares: 2.21%; Class I shares: 1.21%; Class R6 1.14%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index return is from the inception date of Class R6 shares.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 6, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

[7]

Total return for the report period presented in the table differs from the total return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Small-Cap Value Fund Fund Summary (Unaudited)	Ticker Symbols: A Share: PQSAX C Share: PQSCX I Share: PXQSX R6 Share: VQSRX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 7.33%†, Class C shares at NAV returned 6.59%, Class I shares at NAV returned 7.62%, and Class R6 shares at NAV, returned 7.69%. For the same period, the Russell 2000® Value Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate the comparison, returned 9.33%.

† See footnote 7 on page 25.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Despite increased volatility, U.S. equities continued to march ahead during the fiscal year, with the S&P 500® Index returning 17.91% for the 12-month period. Smaller stocks, as represented by the Russell 2000® Index, performed strongly as well, rising 15.24%. Growth stocks outperformed their value counterparts for the period, though both categories rose by double digits. Foreign markets struggled in comparison, with the MSCI EAFE® Index gaining 2.74% and the MSCI Emerging Markets Index down 0.81% for the period.

The Russell 2000® Value Index was up 9.33% for the 12 months ended September 30, 2018. Health care was the best performing sector with a return of 25.86%. Other sectors that saw double-digit gains were energy (17.76%), consumer discretionary (15.11%), and producer durables (13.82%). The consumer staples sector was the only category with negative performance, down by 2.44%.

Key events that drove markets in the past year included a correction that rattled U.S. equity markets in early 2018 after a calm 2017. While the bout of volatility set major indices back a step, stocks soon recovered. They continued to advance during the fiscal year thanks to strong earnings and robust business and economic activity at home, including expansion in service sectors and solid gross domestic product (GDP) growth.

Market strength continued – though not without volatility – despite the introduction of new trade tariffs earlier in 2018 and the continued escalation of tariff-related tensions, particularly with China. Prolonged negotiations and uncertainty put pressure on emerging market stocks during the 12 months. This, paired with a general slowing in Europe and viewed against continued strength in the U.S., seemed to indicate that “global synchronized recovery” was not an apt description for the environment.

What factors affected the Fund’s performance during its fiscal year?

The Fund underperformed the Russell 2000® Value Index for the 12 months ended September 30, 2018. Weak stock selection in health care and consumer discretionary pulled performance back, while losses were partially offset by strong stock selection in financial services and technology.

The stocks that contributed the most to the year’s gains were SiteOne and Jack Henry & Associates.

⬛	SiteOne continued to consolidate the highly fragmented wholesale landscape supply distribution industry, and saw accelerating growth in organic daily sales. With the increased scale for the company and initiatives such as improving supply chain, SiteOne was able to expand gross margins.

⬛	Over the 12-month fiscal period, Jack Henry reported strong revenue growth from new core processing implementations and further adoption of the company’s payment solutions. Guidance for the next fiscal year calls for high single-digit revenue growth and double-digit earnings per share (EPS) growth. Other factors in Jack Henry’s favor include the high switching costs inherent in its services, as well as the opportunity to continue to grow its business. We remained shareholders of the company at the end of the period.

The positions that detracted the most from performance were Thor Industries and RE/MAX Holdings.

⬛	Shares of Thor came under pressure due to industry fears of a top in the current recreational vehicle (RV) cycle. Industry participants pointed to increased inventories at dealers and reduced volume of unit sales as cause for concern. Thor’s revenues were up over the trailing 12-month period, but quarterly financials were weaker. The company added manufacturing capacity in order to more aptly respond to demand. We continued to hold the stock at the end of the period.

⬛	Shares of RE/MAX declined as a result of weak existing-home sales trends and higher costs the company is incurring to build out technology infrastructure.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Small-Cap Value Fund (Continued)

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Industrials	21%
Financials	18
Information Technology	15
Consumer Discretionary	15
Real Estate	10
Consumer Staples	7
Energy	4
Other (includes Short-Term Investment)	10

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Small-Cap Value Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years	Since Inception		Inception Date
Class A shares at NAV[2,7]	7.33%	11.06%	11.46%	—		—
Class A shares at POP[3,4]	1.16	9.75	10.80	—		—
Class C shares at NAV[2,7] and with CDSC[4]	6.59	10.25	10.63	—		—
Class I shares at NAV	7.62	11.35	11.75	—		—
Class R6 shares at NAV	7.69	—	—	20.44%		11/3/16
Russell 2000® Value Index	9.33	9.91	9.52	19.27	[5]	—

Fund Expense Ratios6: Class A shares: 1.34%; Class C shares: 2.04%; Class I shares: 1.05%; Class R6 shares: 1.00%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index returns is from the inception date of Class R6 shares.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 6, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

[7]

Total return for the report period presented in the table differs from the total return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Small-Mid Cap Core Fund Fund Summary (Unaudited)	Ticker Symbols: A Share: VKSAX C Share: VKSCX I Share: VKSIX R6 Share: VKSRX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation with dividend income a secondary consideration. There is no guarantee that the Fund will achieve its objectives.

⬛	For the fiscal period March 7, 2018 (inception date) through September 30, 2018, the Fund’s Class A shares at NAV returned 7.90%*, Class C shares at NAV returned 7.50%*, Class I shares at NAV returned 8.10%* and Class R6 shares at NAV returned 8.10%*. For the same period, the Russell 2500TM Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 8.17%*.

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the fiscal seven-month period from March 7 through September 30, 2018?

U.S. equities started the year with a wobble, but recovered and continued to advance over much of the seven months from March 7 through September 30, 2018. The S&P 500® Index returned 8.58% for the period, while smaller stocks, as represented by the Russell 2000® Index, gained 13.05%. Growth stocks outperformed value stocks for the period. Foreign markets struggled in comparison, with the MSCI EAFE® Index falling 1.70% and the MSCI Emerging Markets Index down 10.66%, reflecting the outsized hit emerging market countries took as the U.S. dollar continued to strengthen and U.S.-China trade tensions escalated over the past several months.

The Russell 2500® Index was up 8.17% for the period from March 7 through September 30, 2018.

Energy was the best performing sector, with a return of 18.95%. Utilities and health care also were strong performers, up 16.49% and 15.46%, respectively. The materials and processing sector was the only one with a loss, down 1.46%.

Key events that drove markets in the past seven months included the Trump administration’s ushering in new tariffs against China and other major trade partners. Global markets, which had appeared to stage somewhat synchronized growth, began to diverge. While U.S. market strength continued – despite an ongoing escalation of tariff-related tensions – international markets struggled to advance, weighed down by prolonged trade negotiations and the resulting uncertainty, as well as country-specific challenges.

What factors affected the Fund’s performance during the fiscal period?

The Fund slightly underperformed the Russell 2500® Index from its inception on March 7 through September 30, 2018. Weak stock selection in consumer discretionary and energy negatively affected returns, while strong stock selection in producer durables and materials and processing helped offset losses.

The stocks that contributed the most to performance during the period were Aspen Technology and Cotiviti Holdings.

⬛	Over a year ago, Aspen released its latest solution, the Asset Performance Monitoring suite. Demand for this software was robust, which helped to accelerate annual contract value growth. Additionally, with greater stability in the oil markets, the company stated its belief that it had seen a bottom in revenue associated with engineering and construction clients.

⬛	Cotiviti saw its shares outperform during the period due to solid financial results as well as the company’s acquisition by Veritas Capital. The deal was finalized in August 2018, and the stock was liquidated.

The positions that detracted the most from performance were Signature Bank and Bank OZK.

⬛	Signature shares underperformed due to rising short-term interest rates, which pressured the margin the bank made on its loans. It also struggled with multiple write-downs in its taxi medallion portfolio due to competition from ride-sharing companies. Despite these near-term headwinds, Signature continued to find success in recruiting high performing bankers from other institutions onto its platform. We remained owners of the business at the end of the period.

⬛	Shares of Bank OZK (formerly known as Bank of the Ozarks) underperformed due to investor concern regarding the continued slowdown in the growth of the bank’s loan portfolio. However, our investment thesis is anchored to the fact that, over long periods of time, Bank OZK has been one of the most efficient banks in the country, with credit and profitability metrics well above those of its peers. We therefore continued to own the business at the end of the period.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Small-Mid Cap Core Fund (Continued)

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Industrials	30%
Information Technology	22
Financials	17
Health Care	13
Consumer Discretionary	10
Materials	4
Energy	3
Other (includes Short-Term Investment)	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Small-Mid Cap Core Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	Since Inception		Inception Date
Class A shares at NAV[2]	7.90%		3/7/18
Class A shares at POP[3,4]	1.70		3/7/18
Class C shares at NAV[2]	7.50		3/7/18
Class C shares with CDSC[4]	6.50		3/7/18
Class I shares at NAV	8.10		3/7/18
Class R6 shares at NAV	8.10		3/7/18
Russell 2500TM Index	8.17	[5]	—

Fund Expense Ratios6: Class A shares: Gross 1.75%, Net 1.30%; Class C shares: Gross 2.49%, Net 2.05%; Class I shares: Gross 1.48%, Net 1.05%; Class R6 shares: Gross 1.41%, Net 0.97%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index return is from the inception date of the Fund.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 6, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver, in effect through March 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 7, 2018 (inception date of the Fund), for Class A shares, Class C shares, Class I shares and Class R6 shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Enhanced Core Equity Fund Fund Summary (Unaudited)	Ticker Symbols: A Share: PDIAX C Share: PGICX I Share: PXIIX R6 Share: VECRX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC

⬛	The Fund is diversified and has investment objectives of capital appreciation and current income. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 10.84%, Class C shares at NAV returned 10.00%, Class I shares at NAV returned 11.10%, and Class R6 shares at NAV from January 30, 2018 (inception date) through September 30, 2018, returned 1.59%* . For the fiscal year ended September 30, 2018, the S&P 500® Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate the comparison, returned 17.91%.

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Twelve months ago, this report referenced the importance of central bank support in the current bull market, which is nearly 10 years old. During the 12-month period, the U.S. Fed funds rate rose 1%, as did the 1-month London Interbank Offered Rate (LIBOR). The rate on the 10-year U.S. Treasury nearly matched this increase. The reaction of U.S. stocks was somewhat mixed. While the bull market continued on as ferociously as ever, with the S&P 500® Index rising nearly 18% from September 30, 2017 through September 30, 2018, it was accompanied by an increase in volatility not seen for some time.

But the period didn’t start that way. The fourth quarter of 2017 will go down in history as an unprecedented nadir for U.S. stock volatility. Realized volatility was nearly one-third of historical averages, and the Chicago Board Options Exchange Volatility Index® (CBOE VIX®) reached the lowest level in its nearly 30-year history. This was reflected in a steady upward grind in stock prices.

As the new year began, the relatively orderly bull market of late 2017 was replaced with a frenzied rush to ever higher prices, and a rapid succession of new all-time S&P 500® Index highs, representing the strongest January for U.S. stocks since 1997. This intense buying pressure finally broke in the last week of January, at which point the market witnessed a drawdown event with few rivals in recent memory. Over nine trading sessions, the S&P 500® Index dropped more than 10%, and the volatility market experienced a re-pricing of historic magnitude and violence. Much of the loss was quickly recaptured, only to be given back in late March. This “double dip” event was similar in some ways to the risk flares seen in late 2015 and early 2016, except that the recovery in this most recent experience was longer and more shallow. By August 2018, the January highs had been reached once again, but by all accounts the trading environment proved more risky and the highs more tenuous than in the early days of the year.

There were a number of potential explanations for this dynamic activity. A global trade war of increasing acrimony was certainly one. Pockets of geopolitical agitation may have been another. But the simplest explanation may be the most insightful and actionable – it is rare that a bull market can withstand the pressure of steadily increasing interest rates. We need only look back about a decade to see a recent example.

What factors affected the Fund’s performance during its fiscal year?

The Fund seeks to outperform the S&P 500® Index by augmenting a core equity portfolio with an options trading strategy. This options strategy can be broadly categorized as “short volatility,” in that the Fund seeks to make profits by selling options. This strategy, though, like most short volatility strategies, can experience asymmetrically large losses when markets behave irrationally, with wild swings to the upside and downside. In other words, this short volatility strategy can be challenged when volatility rises suddenly and steeply.

The experience of the January 2018 bull market tumbling into the February correction is illustrative. In periods when markets unwind in an orderly fashion, the options strategy can be well-positioned to generate profits. But when markets unwind rapidly, as we saw in early February, the losses incurred can wipe out a long period of gains.

The return to expected market behavior in the second and third quarters of 2018 helped the Fund recoup some of the losses, but the damage from such a historically unprecedented series of events will take time to undo. The second and third quarters, while still firmly established as a bull market period, nonetheless proved more volatile than the remarkably sanguine fourth quarter of 2017. This was a good environment for the options overlay strategy, as higher volatility typically leads to higher options prices, allowing the Fund to take less risk with the options strategy while still generating consistent levels of income.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Call/Put Spreads: Buying and selling call and put option spreads on the S&P 500® Index risks the loss of the premium when buying, can limit upside participation and increase downside losses.

Fund of Funds: Because the Fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Portfolio Turnover: The Fund’s principal investments strategies will result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Enhanced Core Equity Fund (Continued)

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Information Technology	27%
Health Care	15
Consumer Discretionary	13
Financials	12
Industrials	9
Consumer Staples	7
Energy	5
Other (includes Short-Term Investments and Written Options)	12

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Enhanced Core Equity Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years	Since Inception		Inception Date
Class A shares at NAV[2]	10.84%	12.58%	10.30%	—		—
Class A shares at POP[3,4]	4.47	11.26	9.65	—		—
Class C shares at NAV[2] and with CDSC[4]	10.00	11.74	9.47	—		—
Class I shares at NAV	11.10	12.86	10.57	—		—
Class R6 shares at NAV	—	—	—	1.59%		1/30/18
S&P 500® Index	17.91	13.95	11.97	4.63	[5]	—

Fund Expense Ratios6: Class A shares: Gross 1.39%, Net 1.21%; Class C shares: Gross 2.12%, Net 1.96%; Class I shares: Gross 1.13%, Net 0.96%; Class R6 shares: Gross 1.09%, Net 0.92%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index return is from the inception date of Class R6 shares.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 6, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver, in effect through March 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Tactical Allocation Fund Fund Summary (Unaudited)	Ticker Symbols: A Share: NAINX C Share: POICX

Portfolio Managers Commentaries by

Duff & Phelps Investment Management Co.

(International Equity Portfolio),

Kayne Anderson Rudnick Investment Management, LLC

(Domestic Equity Portfolio) and

Newfleet Asset Management, LLC (Fixed Income Portfolio)

⬛	The Fund is diversified and has investment objectives of capital appreciation and income. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 9.73%, and Class C shares at NAV returned 8.94%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index; a broad-based fixed income index returned -1.22%, MSCI EAFE® Index (net) a broad-based International Index return 2.74%; the Russell 1,000® Growth Index a broad-based U.S. equity index return 26.30%; and the Tactical Allocation Fund Linked Benchmark, the Fund’s style-specific benchmark, returned 11.21%.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Domestic Equities

Despite increased volatility, U.S. equities continued to march ahead during the fiscal year, with the S&P 500® Index returning 17.91% for the 12-month period. Smaller stocks, as represented by the Russell 2000® Index, performed strongly as well, rising 15.24%. Growth stocks outperformed their value counterparts for the period, though both categories rose by double digits. Foreign markets struggled in comparison, with the MSCI EAFE® Index gaining

2.74% and the MSCI Emerging Markets Index down 0.81% for the period.

The Russell 1000® Growth Index rose 26.30% for the 12 months through September 30, 2018. All sectors within the index were positive, led by the consumer discretionary and information technology sectors with gains of 43.06% and 41.14%, respectively. The weakest performing sector was materials, up 2.48%.

Key events that drove markets in the past year included a correction that rattled U.S. equity markets in early 2018 after a calm 2017. While the bout of volatility set major indices back a step, stocks soon recovered. They continued to advance during the fiscal year thanks to strong earnings and robust business and economic activity at home, including expansion in service sectors and solid gross domestic product (GDP) growth.

Market strength continued – though not without volatility – despite the introduction of new trade tariffs earlier in 2018 and the continued escalation of tariff-related tensions, particularly with China. Prolonged negotiations and uncertainty put pressure on emerging market stocks during the 12 months. This, paired with a general slowing in Europe and viewed against continued strength in the U.S., seemed to indicate that “global synchronized recovery” was not an apt description for the environment.

International Equities

The international equity markets posted positive returns during the fiscal year ended September 30, 2018, with the MSCI EAFE® Index gaining 2.74%. International equity markets shrugged off the U.S.-China “Trade and Tariff War” and higher interest rates, although both concerns caused episodes of skittishness at times. The dominant tailwind driving equity markets was a building consensus that global economic growth is alive and well, powered by a strong U.S. economy. Underlying economic fundamentals remained largely positive in support of the global growth story, which served to mute the overall impact of adverse news events.

Nine of the 11 sectors in the MSCI EAFE® Index posted positive returns. The top performing sectors were energy, healthcare, and information technology. The weakest performing sectors were financials, communication services, and utilities.

Fixed Income

Most spread sectors outperformed during the fiscal year ended September 30, 2018, led by corporate high yield and high yield bank loans. Within spread sectors, assets with longer duration underperformed on a total return basis, as yields rose and bond prices fell. Non-U.S. dollar-denominated securities and emerging markets high yield were the largest underperformers during the period.

The 12-month period presented multiple challenges, including several bouts of elevated volatility. Market participants continued to wrestle with periods of instability caused by geopolitical developments, trade rhetoric, mixed global economic signals, and the evolution of the various quantitative easing (QE) programs that began after the now decade-old financial crisis. During the period, oil prices continued their ascent, driven higher by the outlook for supply/demand dynamics. U.S. economic data stayed on a positive trend, which contrasted with other global economies.

As anticipated, the Federal Reserve (the Fed) raised its target rate 0.25% on four separate occasions during the 12 months to a range of 2.00% to 2.25%.

Over the last 12 months, yields increased overall, but more so for shorter maturity bonds than for longer term securities.

What factors affected the Fund’s performance during its fiscal year?

Domestic Equities

The Fund’s domestic equity portfolio underperformed the Russell 1000® Growth Index for the 12 months ended September 30, 2018. Factors negatively affecting the portfolio included weak stock selection in the consumer discretionary sector and an underweight in information technology. Strong stock selection in industrials and materials helped offset losses.

The stocks that contributed the most to the year’s gains were Amazon and Netflix.

⬛	Amazon continued on its powerful growth trajectory, driven by its wide-moat e-commerce business and dominant web services offering. Amazon’s advertising capabilities helped propel the company to outpace second-quarter revenue and

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Tactical Allocation Fund (Continued)

earnings expectations by a gigantic margin. In addition, Amazon showed operating leverage on a wide variety of expense items, including fulfillment, technology, content and marketing, hinting at the potential for meaningful margin expansion down the road.

⬛	Netflix is a global leader in on-demand entertainment, with over 125 million subscribers, more than 55% of whom are outside the U.S. Net subscriber additions continued to greatly outpace expectations due to successful content creation, notable early success in cable and telecommunications distribution channels, and highly effective local advertising. Margins surprised to the upside, driven by rapid improvements in international profitability even as subscriber growth was a little uneven.

The positions that detracted the most from performance were Celgene and Ctrip.com.

⬛	Celgene was aggressive in deploying capital to bolster future growth, but the results of its pipeline programs severely disappointed. Most recently, its REVLIMID failed in a phase-3 follicular lymphoma trial, but that paled in comparison to the failure of GED-0301 for Crohn’s disease, which subsequently forced Celgene to lower its 2020 guidance. We lost faith that the company would be able to weather its $15 billion revenue cliff, and we exited the position.

⬛	Ctrip.com has consolidated and monopolized the high-end online travel market in China. It came under fire as regulators forced the company to unbundle products such as trip insurance that it automatically added to ticket purchases. The company was also affected by coordinated reductions in domestic commissions. We believe both of those issues are well understood. On the flip side, the company’s outbound travel business experienced a boom, with advantaged inventory and pricing focused on its core high-end consumer. As only a very small percent of Chinese citizens have ever been outside the country, we believe demand could drive future growth. Therefore, we continued to hold the position in the Fund at the end of the period.

International Equities

The Fund’s international equity portfolio posted positive performance during the fiscal year, and also outperformed the international equity market, as measured by the MSCI EAFE® Index. Stock selection was the primary contributor to relative returns, while sector allocations also made a positive impact on results.

Stock selection within industrials, consumer staples, and financials contributed most significantly to the international portfolio’s relative performance. The largest single-stock contribution to relative returns came from Japanese consumer electronics company Sony, which rose more than 62% during the period.

Stock selection within the communication services, information technology, and healthcare sectors detracted from results. Shares of travel website company Ctrip.com fell more than 29% during the period due to concerns over a possible slowdown in Chinese travel trends and a general malaise in the Chinese stock market. We continued to hold the stock in the Fund at the end of the period.

The sector allocations that contributed the most to the portfolio’s relative performance were overweight exposures to energy, materials, and information technology, and an underweight exposure to communication services. However, the portfolio’s overweight exposures to financials and industrials, as well as underweight exposures to consumer discretionary and utilities, detracted from results.

During the period, we found select opportunities across all major sectors of the global economy, but continued to lean into cyclical sectors such as energy, financials, industrials, and technology. We also maintained underweight positions in defensive sectors such as consumer staples and communication services, for both top-down and bottom-up reasons.

Fixed Income

The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year ended September 30, 2018.

Among fixed income sectors, the Fund’s allocations to corporate high yield, bank loans, and asset-backed securities were the largest positive contributors to performance for the fiscal year.

During the fiscal year, the Fund’s allocations to emerging markets high yield and non-U.S. dollar-denominated securities were the largest detractors from performance.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Allocation: The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Tactical Allocation Fund (Continued)

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Common Stocks		63%
Information Technology	21%
Consumer Discretionary	14
Financials	6
All Other Sectors in Common Stocks	22
Corporate Bonds and Notes		18
Financials	4
Energy	3
Consumer Discretionary	3
All Other Sectors in Corporate Bonds and Notes	8
Leveraged Loans		5
Mortgage-Backed Securities		5
Foreign Government Securities		2
Asset-Backed Securities		2
Other (includes Securities Lending Collateral)		5

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Tactical Allocation Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years
Class A shares at NAV[2]	9.73%	6.70%	7.38%
Class A shares at POP[3],4	3.42	5.44	6.74
Class C shares at NAV[2] and with CDSC[4]	8.94	5.88	6.58
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22	2.16	3.77
MSCI EAFE® Index (net)	2.74	4.42	5.38
Russell 1000® Growth Index	26.30	16.58	14.31
Tactical Allocation Fund Linked Benchmark	11.21	9.31	8.72

Fund Expense Ratios5: Class A shares: 1.38%; Class C shares: 2.16%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]

The expense ratios of the Fund are set forth in the prospectus for the Fund effective March 6, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR CAPITAL GROWTH FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.9%

Consumer Discretionary—25.9%
Amazon.com, Inc.(1)	24,482	$49,037
Ctrip.com International Ltd. ADR(1)	170,910	6,353
Home Depot, Inc. (The)	56,855	11,777
Las Vegas Sands Corp.	213,073	12,642
McDonald’s Corp.	42,160	7,053
MercadoLibre, Inc.	15,720	5,352
Netflix, Inc.(1)	66,920	25,037
NIKE, Inc. Class B	145,190	12,300
Ross Stores, Inc.	116,716	11,567

		141,118

Consumer Staples—4.6%
Monster Beverage Corp.(1)	285,593	16,644
Philip Morris International, Inc.	103,417	8,433

		25,077

Energy—3.7%
Cabot Oil & Gas Corp.	312,611	7,040
Core Laboratories N.V.	48,749	5,647
Pioneer Natural Resources Co.	43,730	7,617

		20,304

Financials—6.2%
Bank of America Corp.	571,810	16,846
Charles Schwab Corp. (The)	145,678	7,160
MarketAxess Holdings, Inc.	31,860	5,687
SEI Investments Co.	67,710	4,137

		33,830

Health Care—9.9%
Bluebird Bio, Inc.(1)	39,000	5,694
Danaher Corp.	78,592	8,540
HealthEquity, Inc.(1)	140,880	13,300
Illumina, Inc.(1)	36,500	13,398

	SHARES	VALUE

Health Care—continued
Zoetis, Inc.	141,517	$12,957

		53,889

Industrials—7.8%
Caterpillar, Inc.	64,790	9,880
CoStar Group, Inc.(1)	22,391	9,423
Kansas City Southern	67,520	7,649
Rockwell Automation, Inc.	25,240	4,733
Roper Technologies, Inc.	36,799	10,900

		42,585

Information Technology—39.7%
Accenture plc Class A	53,238	9,061
Activision Blizzard, Inc.	131,110	10,907
Alibaba Group Holding Ltd. Sponsored ADR(1)	170,830	28,146
Amphenol Corp. Class A	165,208	15,533
Arista Networks, Inc.(1)	27,390	7,282
Avalara, Inc.(1)(2)	187,230	6,540
Facebook, Inc. Class A(1)	160,740	26,435
Gartner, Inc.(1)	41,350	6,554
NVIDIA Corp.	85,350	23,985
Paycom Software, Inc.(1)	103,162	16,032
Tencent Holdings Ltd. ADR	255,440	10,432
Trade Desk, Inc. (The) Class A(1)	39,260	5,925
Visa, Inc. Class A	166,174	24,941
Workday, Inc. Class A(1)	94,281	13,763
Yandex N.V. Class A(1)	349,184	11,485

		217,021

Materials—2.1%
Ecolab, Inc.	73,306	11,493
TOTAL COMMON STOCKS (Identified Cost $280,540)		545,317
TOTAL LONG-TERM INVESTMENTS—99.9%
(Identified Cost $280,540)		545,317

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—0.9%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(3)(4)	5,056,065	$5,056
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $5,056)		5,056
TOTAL INVESTMENTS—100.8% (Identified Cost $285,596)		550,373
Other assets and liabilities, net—(0.8)%		(4,258)

NET ASSETS—100.0%		$546,115

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States (includes securities lending collateral)	90%
China	8
Russia	2
Total	100%
† % of total investments as of September 30, 2018.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$545,317	$545,317
Securities Lending Collateral	5,056	5,056

Total Investments	$550,373	$550,373

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

For information regarding the abbreviation, see the Key Investment Terms starting on page 5.

See Notes to Financial Statements

KAR GLOBAL QUALITY DIVIDEND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.0%

Consumer Discretionary—3.8%
Compass Group plc Sponsored ADR	17,538	$397
Las Vegas Sands Corp.	16,720	992

		1,389

Consumer Staples—11.1%
Altria Group, Inc.	11,006	664
British American Tobacco plc Sponsored ADR	7,380	344
Clorox Co. (The)	6,135	923
Coca-Cola Co. (The)	24,595	1,136
Imperial Brands plc	12,400	432
Imperial Brands plc Sponsored ADR	14,990	520

		4,019

Energy—10.6%
Royal Dutch Shell plc Class B Sponsored ADR	23,820	1,689
TOTAL S.A. Sponsored ADR	16,830	1,084
Vermilion Energy, Inc.	33,020	1,088

		3,861

Financials—19.0%
Bank of Hawaii Corp.	5,599	442
HSBC Holdings plc Sponsored ADR(1)	31,640	1,392
Royal Bank of Canada	15,430	1,237
Sabre Insurance Group plc	252,000	870
SCOR SE Sponsored ADR	189,775	866
Tokio Marine Holdings, Inc.	13,520	671
Zurich Insurance Group AG ADR	44,837	1,412

		6,890

Health Care—10.2%
AstraZeneca plc Sponsored ADR	18,660	738
GlaxoSmithKline plc	20,100	403
GlaxoSmithKline plc Sponsored ADR	23,946	962
Merck & Co., Inc.	15,060	1,068
Sonic Healthcare Ltd. Sponsored ADR	29,510	530

		3,701

	SHARES	VALUE
Industrials—7.7%
ABB Ltd. Registered Shares	31,900	$754
Air New Zealand Ltd.	318,970	653
Port of Tauranga Ltd.	88,200	306
Waste Management, Inc.	4,098	370
Watsco, Inc.	4,055	722

		2,805

Information Technology—5.4%
Analog Devices, Inc.	4,790	443
Cisco Systems, Inc.	7,550	367
Paychex, Inc.	6,900	508
Tieto OYJ	20,560	636

		1,954

Materials—2.6%
Sonoco Products Co.	17,050	946

Real Estate—8.5%
Crown Castle International Corp.	8,030	894
Lamar Advertising Co. Class A	15,950	1,241
Realty Income Corp.	16,910	962

		3,097

Telecommunication Services—11.7%
AT&T, Inc.	31,249	1,049
BCE, Inc.	36,910	1,496
Spark New Zealand Ltd.	629,220	1,689

		4,234

Utilities—8.4%
Duke Energy Corp.	14,420	1,154
Fortis, Inc.	29,720	963
WEC Energy Group, Inc.	14,050	938

		3,055
TOTAL COMMON STOCKS (Identified Cost $34,408)		35,951
TOTAL LONG-TERM INVESTMENTS—99.0%
(Identified Cost $34,408)		35,951

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—0.0%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(2)(3)	4,600	$5
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $5)		5
TOTAL INVESTMENTS—99.0% (Identified Cost $34,413)		35,956
Other assets and liabilities, net—1.0%		365

NET ASSETS—100.0%		$36,321

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	All or a portion of security is on loan.
(2)	Represents security purchased with cash collateral received for securities on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States (includes securities lending collateral)	41%
United Kingdom	22
Canada	13
New Zealand	7
Switzerland	6
France	5
Japan	2
Other	4
Total	100%
† % of total investments as of September 30, 2018.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$35,951	$35,951
Securities Lending Collateral	5	5

Total Investments	$35,956	$35,956

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

For information regarding the abbreviation, see the Key Investment Terms starting on page 5.

See Notes to Financial Statements

KAR MID-CAP CORE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—92.8%

Consumer Discretionary—9.9%
Ross Stores, Inc.	87,694	$8,691
Tractor Supply Co.	114,446	10,401
Wynn Resorts Ltd.	32,504	4,130

		23,222

Consumer Staples—7.4%
Lamb Weston Holdings, Inc.	104,100	6,933
Monster Beverage Corp.(1)	178,549	10,406

		17,339

Financials—13.8%
Bank OZK	150,050	5,696
First Financial Bankshares, Inc.	82,965	4,903
Houlihan Lokey, Inc.	131,640	5,915
Moody’s Corp.	29,885	4,997
SEI Investments Co.	68,580	4,190
Signature Bank	57,754	6,632

		32,333

Health Care—22.5%
AMN Healthcare Services, Inc.(1)	129,300	7,073
Cooper Cos., Inc. (The)	36,458	10,104
Elanco Animal Health, Inc.(1)	208,568	7,277
Globus Medical, Inc. Class A(1)	225,200	12,782
West Pharmaceutical Services, Inc.	67,232	8,301
Zoetis, Inc.	76,340	6,990

		52,527

	SHARES	VALUE
Industrials—21.6%
AMETEK, Inc.	143,700	$11,370
Exponent, Inc.	104,380	5,595
Graco, Inc.	167,465	7,760
Lennox International, Inc.	30,100	6,574
Nordson Corp.	52,917	7,350
Verisk Analytics, Inc.(1)	40,300	4,858
WABCO Holdings, Inc.(1)	60,305	7,112

		50,619

Information Technology—15.0%
Amphenol Corp. Class A	97,083	9,128
Aspen Technology, Inc.(1)	99,981	11,389
Broadridge Financial Solutions, Inc.	76,260	10,062
Skyworks Solutions, Inc.	49,010	4,446

		35,025

Materials—2.6%
International Flavors & Fragrances, Inc.	43,069	5,992
TOTAL COMMON STOCKS (Identified Cost $171,468)		217,057
TOTAL LONG-TERM INVESTMENTS—92.8%
(Identified Cost $171,468)		217,057

	SHARES	VALUE
SHORT-TERM INVESTMENT—4.1%

Money Market Mutual Fund—4.1%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(2)	9,660,451	$9,660
TOTAL SHORT-TERM INVESTMENT (Identified Cost $9,660)		9,660
TOTAL INVESTMENTS—96.9% (Identified Cost $181,128)		226,717
Other assets and liabilities, net—3.1%		7,187

NET ASSETS—100.0%		$233,904

Footnote Legend:

(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$217,057	$217,057
Short-Term Investment	9,660	9,660

Total Investments	$226,717	$226,717

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

KAR MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—93.1%

Consumer Discretionary—19.4%
Ctrip.com International Ltd. ADR(1)	71,715	$2,666
Domino’s Pizza, Inc.	15,935	4,698
Expedia Group, Inc.	19,171	2,501
MercadoLibre, Inc.	15,820	5,386
Netflix, Inc.(1)	26,500	9,914
Pool Corp.	28,015	4,675
Ross Stores, Inc.	32,705	3,241
Under Armour, Inc. Class A(1)	112,710	2,392
Wynn Resorts Ltd.	27,780	3,530

		39,003

Consumer Staples—6.4%
Brown-Forman Corp. Class B	78,405	3,964
McCormick & Co., Inc.	24,200	3,188
Monster Beverage Corp.(1)	96,710	5,636

		12,788

Energy—2.4%
Cabot Oil & Gas Corp.	100,685	2,268
Core Laboratories N.V.	21,630	2,505

		4,773

Financials—6.6%
MarketAxess Holdings, Inc.	20,400	3,641
Northern Trust Corp.	28,920	2,954
SEI Investments Co.	50,930	3,112
Worldpay, Inc. Class A(1)	34,680	3,512

		13,219

Health Care—15.2%
Bluebird Bio, Inc.(1)	10,650	1,555
Diplomat Pharmacy, Inc.(1)	138,870	2,695
Elanco Animal Health, Inc.(1)	22,190	774
HealthEquity, Inc.(1)	65,470	6,181
Illumina, Inc.(1)	14,785	5,427
Mettler-Toledo International, Inc.(1)	3,095	1,885

	SHARES	VALUE

Health Care—continued
STAAR Surgical Co.(1)	40,700	$1,954
Teladoc Health, Inc.(1)	69,680	6,017
Zoetis, Inc.	44,660	4,089

		30,577

Industrials—6.9%
CoStar Group, Inc.(1)	6,200	2,609
Kansas City Southern	30,300	3,432
Rockwell Automation, Inc.	9,100	1,706
Roper Technologies, Inc.	11,640	3,448
SiteOne Landscape Supply, Inc.(1)	37,000	2,788

		13,983

Information Technology—36.2%
Amphenol Corp. Class A	44,095	4,146
Appian Corp.(1)	66,460	2,200
Arista Networks, Inc.(1)	7,370	1,960
Autohome, Inc. ADR	66,570	5,153
Avalara, Inc.(1)	108,450	3,788
Cargurus, Inc.(1)	57,944	3,227
DocuSign, Inc.(1)	71,320	3,749
Ellie Mae, Inc.(1)	29,860	2,830
Fair Isaac Corp.(1)	19,940	4,557
FleetCor Technologies, Inc.(1)	12,460	2,839
Gartner, Inc.(1)	32,065	5,082
GrubHub, Inc.(1)	28,390	3,936
Okta, Inc.(1)	49,345	3,472
Paycom Software, Inc.(1)	34,910	5,425
Teradyne, Inc.	65,340	2,416
Trade Desk, Inc. (The) Class A(1)	48,050	7,251
Workday, Inc. Class A(1)	26,910	3,928
Yandex N.V. Class A(1)	116,235	3,823
Zscaler, Inc.(1)	72,100	2,940

		72,722
TOTAL COMMON STOCKS (Identified Cost $115,545)		187,065
TOTAL LONG-TERM INVESTMENTS—93.1%
(Identified Cost $115,545)		187,065

	SHARES	VALUE
SHORT-TERM INVESTMENT—5.3%

Money Market Mutual Fund—5.3%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(2)	10,604,879	$10,605
TOTAL SHORT-TERM INVESTMENT (Identified Cost $10,605)		10,605
TOTAL INVESTMENTS—98.4% (Identified Cost $126,150)		197,670
Other assets and liabilities, net—1.6%		3,227

NET ASSETS—100.0%		$200,897

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States (includes short-term investment)	94%
China	4
Russia	2
Total	100%
† % of total investments as of September 30, 2018.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$187,065	$187,065
Short-Term Investment	10,605	10,605

Total Investments	$197,670	$197,670

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

For information regarding the abbreviation, see the Key Investment Terms starting on page 5.

See Notes to Financial Statements

KAR SMALL-CAP CORE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—90.4%

Consumer Discretionary—3.8%
Pool Corp.	364,990	$60,909

Consumer Staples—1.7%
PriceSmart, Inc.	334,900	27,110

Energy—4.6%
Core Laboratories N.V.	165,600	19,181
Dril-Quip, Inc.(1)	1,042,040	54,447

		73,628

Financials—17.5%
Artisan Partners Asset Management, Inc. Class A	1,019,600	33,035
FactSet Research Systems, Inc.	217,540	48,666
MarketAxess Holdings, Inc.	207,332	37,007
Moelis & Co. Class A	944,560	51,762
Primerica, Inc.	706,912	85,218
RLI Corp.	306,708	24,101

		279,789

Health Care—0.8%
Atrion Corp.	18,942	13,161

Industrials—30.7%
Copart, Inc.(1)	1,325,500	68,303
Donaldson Co., Inc.	644,200	37,531
Graco, Inc.	1,146,100	53,110

	SHARES	VALUE

Industrials—continued
Old Dominion Freight Line, Inc.	525,530	$84,747
RBC Bearings, Inc.(1)	335,648	50,468
Teledyne Technologies, Inc.(1)	357,500	88,188
Toro Co. (The)	639,780	38,368
WABCO Holdings, Inc.(1)	589,950	69,579

		490,294

Information Technology—26.2%
Aspen Technology, Inc.(1)	744,100	84,760
Autohome, Inc. ADR	1,433,500	110,967
CDW Corp.	889,000	79,050
Jack Henry & Associates, Inc.	274,800	43,990
Manhattan Associates, Inc.(1)	413,220	22,562
Rightmove plc	12,352,000	75,830

		417,159

Materials—1.7%
AptarGroup, Inc.	242,412	26,117

Real Estate—3.4%
HFF, Inc. Class A	1,285,800	54,621
TOTAL COMMON STOCKS (Identified Cost $1,070,301)		1,442,788
TOTAL LONG-TERM INVESTMENTS—90.4%
(Identified Cost $1,070,301)		1,442,788

	SHARES	VALUE
SHORT-TERM INVESTMENT—7.0%

Money Market Mutual Fund—7.0%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(2)	111,513,859	$111,514
TOTAL SHORT-TERM INVESTMENT (Identified Cost $111,514)		111,514
TOTAL INVESTMENTS—97.4% (Identified Cost $1,181,815)		1,554,302
Other assets and liabilities, net—2.6%		41,495

NET ASSETS—100.0%		$1,595,797

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States (includes short-term investment)	88%
China	7
United Kingdom	5
Total	100%
† % of total investments as of September 30, 2018.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$1,442,788	$1,442,788
Short-Term Investment	111,514	111,514

Total Investments	$1,554,302	$1,554,302

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

For information regarding the abbreviation, see the Key Investment Terms starting on page 5.

See Notes to Financial Statements

KAR SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—83.1%

Consumer Discretionary—9.1%
Emerald Expositions Events, Inc.	1,956,200	$32,238
Fox Factory Holding Corp.(1)	3,712,978	260,094
Ollie’s Bargain Outlet Holdings, Inc.(1)	1,996,457	191,860

		484,192

Consumer Staples—4.0%
Chefs’ Warehouse, Inc. (The)(1)	2,615,700	95,081
PriceSmart, Inc.	1,445,200	116,989

		212,070

Financials—15.8%
FactSet Research Systems, Inc.	579,650	129,674
Interactive Brokers Group, Inc. Class A	3,753,516	207,607
MarketAxess Holdings, Inc.	811,800	144,898
Moelis & Co. Class A	3,165,300	173,458
Morningstar, Inc.	1,440,828	181,400

		837,037

Health Care—2.6%
National Research Corp.	2,194,691	84,715
U.S. Physical Therapy, Inc.	460,000	54,556

		139,271

	SHARES	VALUE
Industrials—16.0%
AAON, Inc.	3,559,400	$134,545
Copart, Inc.(1)	3,675,700	189,409
HEICO Corp. Class A	2,939,412	221,926
Old Dominion Freight Line, Inc.	1,525,500	246,002
Omega Flex, Inc.	780,514	55,541

		847,423

Information Technology—35.6%
ANSYS, Inc.(1)	702,300	131,105
Aspen Technology, Inc.(1)	2,027,000	230,896
Auto Trader Group plc	53,465,475	311,223
Autohome, Inc. ADR	6,551,189	507,128
DocuSign, Inc.(1)	2,568,963	135,050
Ellie Mae, Inc.(1)	1,772,850	168,013
Mesa Laboratories, Inc.	85,353	15,843
NVE Corp.	483,690	51,213
Paycom Software, Inc.(1)	679,100	105,539
Rightmove plc	38,235,150	234,728

		1,890,738
TOTAL COMMON STOCKS (Identified Cost $3,485,513)		4,410,731
TOTAL LONG-TERM INVESTMENTS—83.1%
(Identified Cost $3,485,513)		4,410,731

	SHARES	VALUE
SHORT-TERM INVESTMENT—14.2%

Money Market Mutual Fund—14.2%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(2)	751,969,132	$751,969
TOTAL SHORT-TERM INVESTMENT (Identified Cost $751,969)		751,969
TOTAL INVESTMENTS—97.3% (Identified Cost $4,237,482)		5,162,700
Other assets and liabilities, net—2.7%		141,473

NET ASSETS—100.0%		$5,304,173

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States (includes short-term investment)	80%
United Kingdom	10
China	10
Total	100%
† % of total investments as of September 30, 2018.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$4,410,731	$4,410,731
Short-Term Investment	751,969	751,969

Total Investments	$5,162,700	$5,162,700

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

For information regarding the abbreviation, see the Key Investment Terms starting on page 5.

See Notes to Financial Statements

KAR SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—93.8%

Consumer Discretionary—14.4%
Cheesecake Factory, Inc. (The)	558,100	$29,881
Cinemark Holdings, Inc.	558,100	22,435
Sally Beauty Holdings, Inc.(1)	936,151	17,216
Thor Industries, Inc.	220,900	18,489

		88,021

Consumer Staples—6.7%
National Beverage Corp.(1)	229,304	26,741
WD-40 Co.	83,454	14,363

		41,104

Energy—3.9%
Core Laboratories N.V.	205,000	23,745

Financials—17.7%
Artisan Partners Asset Management, Inc. Class A	444,100	14,389
Bank of Hawaii Corp.	256,360	20,229
First Financial Bankshares, Inc.	279,060	16,492
Houlihan Lokey, Inc.	377,846	16,977
Primerica, Inc.	187,163	22,563
RLI Corp.	219,012	17,210

		107,860

Health Care—2.4%
Anika Therapeutics, Inc.(1)	347,290	14,649

	SHARES	VALUE
Industrials—20.2%
Graco, Inc.	379,481	$17,585
Landstar System, Inc.	168,928	20,609
Lincoln Electric Holdings, Inc.	128,210	11,980
RBC Bearings, Inc.(1)	186,200	27,997
SiteOne Landscape Supply, Inc.(1)	331,635	24,986
Watsco, Inc.	111,033	19,775

		122,932

Information Technology—14.6%
American Software, Inc. Class A	613,891	7,447
Badger Meter, Inc.	431,034	22,823
Brooks Automation, Inc.	580,440	20,333
Cass Information Systems, Inc.	273,080	17,783
Jack Henry & Associates, Inc.	129,150	20,674

		89,060

Materials—3.8%
Scotts Miracle-Gro Co. (The)	294,701	23,202

Real Estate—10.1%
HFF, Inc. Class A	411,300	17,472
MGM Growth Properties LLC Class A	942,910	27,806

	SHARES	VALUE

Real Estate—continued
RE/MAX Holdings, Inc. Class A	373,420	$16,561

		61,839
TOTAL COMMON STOCKS (Identified Cost $423,518)		572,412
TOTAL LONG-TERM INVESTMENTS—93.8%
(Identified Cost $423,518)		572,412

SHORT-TERM INVESTMENT—3.2%

Money Market Mutual Fund—3.2%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(2)	19,262,898	19,263
TOTAL SHORT-TERM INVESTMENT (Identified Cost $19,263)		19,263
TOTAL INVESTMENTS—97.0% (Identified Cost $442,781)		591,675
Other assets and liabilities, net—3.0%		18,372

NET ASSETS—100.0%		$610,047

Footnote Legend:

(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$572,412	$572,412
Short-Term Investment	19,263	19,263

Total Investments	$591,675	$591,675

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

KAR SMALL-MID CAP CORE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.8%

Consumer Discretionary—9.6%
Pool Corp.	657	$109
Thor Industries, Inc.	689	58
Winmark Corp.	499	83
Wynn Resorts Ltd.	628	80

		330

Energy—2.6%
Core Laboratories N.V.	767	89

Financials—17.2%
Bank OZK	2,176	83
Berkley (W.R.) Corp.	1,327	106
MSCI, Inc.	875	155
Primerica, Inc.	1,188	143
Signature Bank	907	104

		591

Health Care—13.3%
AMN Healthcare Services, Inc.(1)	1,879	103
Charles River Laboratories International, Inc.(1)	712	96
Cooper Cos., Inc. (The)	539	149
Elanco Animal Health, Inc.(1)	3,081	107

		455

	SHARES	VALUE
Industrials—29.3%
Copart, Inc.(1)	1,678	$86
Expeditors International of Washington, Inc.	1,758	129
Landstar System, Inc.	773	94
Lennox International, Inc.	605	132
Nordson Corp.	977	136
RBC Bearings, Inc.(1)	1,114	168
Snap-on, Inc.	761	140
WABCO Holdings, Inc.(1)	998	118

		1,003

Information Technology—21.5%
ANSYS, Inc.(1)	395	74
Aspen Technology, Inc.(1)	1,502	171
CDW Corp.	1,374	122
FLIR Systems, Inc.	2,215	136
Jack Henry & Associates, Inc.	766	123
Teradyne, Inc.	2,952	109

		735

Materials—4.3%
Scotts Miracle-Gro Co. (The)	1,867	147
TOTAL COMMON STOCKS (Identified Cost $3,158)		3,350
TOTAL LONG-TERM INVESTMENTS—97.8%
(Identified Cost $3,158)		3,350

	SHARES	VALUE
SHORT-TERM INVESTMENT—0.5%

Money Market Mutual Fund—0.5%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(2)	18,221	$18
TOTAL SHORT-TERM INVESTMENT (Identified Cost $18)		18
TOTAL INVESTMENTS—98.3% (Identified Cost $3,176)		3,368
Other assets and liabilities, net—1.7%		58

NET ASSETS—100.0%		$3,426

Footnote Legend:

(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$3,350	$3,350
Short-Term Investment	18	18

Total Investments	$3,368	$3,368

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

RAMPART ENHANCED CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—96.3%

Consumer Discretionary—12.9%
Advance Auto Parts, Inc.	506	$85
Amazon.com, Inc.(1)(2)	2,753	5,514
Aptiv plc	1,810	152
AutoZone, Inc.(1)	182	141
Best Buy Co., Inc.	1,686	134
Booking Holdings, Inc.(1)(2)	329	653
BorgWarner, Inc.	1,350	58
CarMax, Inc.(1)	1,217	91
Carnival Corp.	2,775	177
CBS Corp. Class B	2,334	134
Charter Communications, Inc. Class A(1)	1,266	413
Chipotle Mexican Grill, Inc.(1)	166	75
Comcast Corp. Class A(2)	31,390	1,112
Darden Restaurants, Inc.	846	94
Discovery, Inc. Class A(1)	1,067	34
Discovery, Inc. Class C(1)	2,335	69
DISH Network Corp. Class A(1)	1,565	56
Dollar General Corp.	1,737	190
Dollar Tree, Inc.(1)	1,625	133
Expedia Group, Inc.	826	108
Foot Locker, Inc.	807	41
Ford Motor Co.(2)	26,755	248
Gap, Inc. (The)	1,483	43
Garmin Ltd.	760	53
General Motors Co.(2)	8,671	292
Genuine Parts Co.	1,003	100
Goodyear Tire & Rubber Co. (The)	1,639	38
H&R Block, Inc.	1,430	37
Hanesbrands, Inc.	2,463	45
Harley-Davidson, Inc.	1,147	52
Hasbro, Inc.	777	82
Hilton Worldwide Holdings, Inc.	1,910	154
Home Depot, Inc. (The)(2)	7,885	1,633
Horton (D.R.), Inc.	2,348	99
Interpublic Group of Cos., Inc. (The)	2,635	60
Kohl’s Corp.	1,150	86
L Brands, Inc.	1,658	50
Leggett & Platt, Inc.	897	39
Lennar Corp. Class A	1,870	87
LKQ Corp.(1)	2,117	67
Lowe’s Cos., Inc.(2)	5,619	645
Macy’s, Inc.	2,094	73
Marriott International, Inc. Class A	2,029	268
Mattel, Inc.(1)	2,352	37
McDonald’s Corp.(2)	5,367	898
MGM Resorts International	3,425	96
Michael Kors Holdings Ltd.(1)	1,025	70
Mohawk Industries, Inc.(1)	433	76
Netflix, Inc.(1)	2,971	1,112
Newell Brands, Inc.	3,320	67
News Corp. Class A	2,620	35
News Corp. Class B	832	11
NIKE, Inc. Class B(2)	8,768	743
Nordstrom, Inc.	803	48
Norwegian Cruise Line Holdings Ltd.(1)	1,413	81
O’Reilly Automotive, Inc.(1)	560	195
Omnicom Group, Inc.	1,554	106
PulteGroup, Inc.	1,802	45

	SHARES	VALUE

Consumer Discretionary—continued
PVH Corp.	527	$76
Ralph Lauren Corp.	381	52
Ross Stores, Inc.	2,588	256
Royal Caribbean Cruises Ltd.	1,158	150
Starbucks Corp.(2)	9,433	536
Tapestry, Inc.	1,967	99
Target Corp.(2)	3,644	321
Tiffany & Co.	696	90
TJX Cos., Inc. (The)	4,286	480
Tractor Supply Co.	834	76
TripAdvisor, Inc.(1)	732	37
Twenty-First Century Fox, Inc. Class A(2)	7,205	334
Twenty-First Century Fox, Inc. Class B(2)	3,002	138
Ulta Beauty, Inc.(1)	391	110
Under Armour, Inc. Class A(1)	1,271	27
Under Armour, Inc. Class C(1)	1,287	25
VF Corp.	2,238	209
Viacom, Inc. Class B	2,413	81
Walt Disney Co. (The)(2)	10,163	1,188
Whirlpool Corp.	441	52
Wynn Resorts Ltd.	579	74
Yum! Brands, Inc.	2,209	201

		21,947

Consumer Staples—6.7%
Altria Group, Inc.(2)	12,491	753
Archer-Daniels-Midland Co.	3,857	194
Brown-Forman Corp. Class B	1,807	91
Campbell Soup Co.	1,327	49
Church & Dwight Co., Inc.	1,688	100
Clorox Co. (The)	893	134
Coca-Cola Co. (The)(2)	26,183	1,209
Colgate-Palmolive Co.(2)	6,017	403
Conagra Brands, Inc.	2,715	92
Constellation Brands, Inc. Class A	1,159	250
Costco Wholesale Corp.(2)	2,937	690
Coty, Inc. Class A	3,262	41
Estee Lauder Cos., Inc. (The) Class A	1,545	225
General Mills, Inc.	4,090	176
Hershey Co. (The)	964	98
Hormel Foods Corp.	1,863	73
J.M. Smucker Co. (The)	784	80
Kellogg Co.	1,723	121
Kimberly-Clark Corp.	2,410	274
Kraft Heinz Co.(The)(2)	4,121	227
Kroger Co. (The)	5,607	163
McCormick & Co., Inc.	837	110
Molson Coors Brewing Co. Class B	1,276	79
Mondelez International, Inc. Class A(2)	10,175	437
Monster Beverage Corp.(1)	2,833	165
PepsiCo, Inc.(2)	9,693	1,084
Philip Morris International, Inc.(2)	10,627	867
Procter & Gamble Co. (The)(2)	17,192	1,431
Sysco Corp.	3,306	242
Tyson Foods, Inc. Class A	2,053	122
Walgreens Boots Alliance, Inc.(2)	5,883	429
Walmart, Inc.(2)	9,891	929

		11,338

	SHARES	VALUE
Energy—5.4%
Anadarko Petroleum Corp.	3,174	$214
Andeavor	857	131
Apache Corp.	2,355	112
Baker Hughes a GE Co.	2,566	87
Cabot Oil & Gas Corp.	2,782	63
Chevron Corp.(2)	11,774	1,440
Cimarex Energy Co.	588	55
Concho Resources, Inc.(1)	1,171	179
ConocoPhillips(2)	7,209	558
Devon Energy Corp.	3,225	129
EOG Resources, Inc.	3,567	455
EQT Corp.	1,554	69
Exxon Mobil Corp.(2)	26,086	2,218
Halliburton Co.(2)	5,397	219
Helmerich & Payne, Inc.	671	46
Hess Corp.	1,613	115
HollyFrontier Corp.	1,088	76
Kinder Morgan, Inc.(2)	11,689	207
Marathon Oil Corp.	5,257	122
Marathon Petroleum Corp.	2,846	228
National Oilwell Varco, Inc.	2,354	101
Newfield Exploration Co.(1)	1,231	35
Noble Energy, Inc.	2,985	93
Occidental Petroleum Corp.(2)	4,718	388
ONEOK, Inc.	2,533	172
Phillips 66	2,586	291
Pioneer Natural Resources Co.	1,050	183
Schlumberger Ltd.(2)	8,534	520
TechnipFMC plc	2,674	83
Valero Energy Corp.	2,655	302
Williams Cos., Inc. (The)	7,305	199

		9,090

Financials—12.0%
Affiliated Managers Group, Inc.	335	46
Aflac, Inc.	4,770	225
Allstate Corp. (The)(2)	2,166	214
American Express Co.(2)	4,400	469
American International Group, Inc.(2)	5,531	294
Ameriprise Financial, Inc.	891	132
AON plc	1,507	232
Assurant, Inc.	327	35
Bank of America Corp.(2)	58,098	1,712
Bank of New York Mellon Corp. (The)(2)	6,227	317
BB&T Corp.	4,804	233
Berkshire Hathaway, Inc. Class B(1)(2)	11,859	2,539
BlackRock, Inc.(2)	760	358
Brighthouse Financial, Inc.(1)(2)	738	33
Capital One Financial Corp.(2)	2,997	284
CBOE Global Markets, Inc.	693	66
Charles Schwab Corp. (The)	7,398	364
Chubb Ltd.	2,870	384
Cincinnati Financial Corp.	920	71
Citigroup, Inc.(2)	15,711	1,127
Citizens Financial Group, Inc.	2,987	115
CME Group, Inc.	2,098	357
Comerica, Inc.	1,059	96
Discover Financial Services	2,150	164
E*TRADE Financial Corp.(1)	1,626	85
Everest Re Group Ltd.	252	58
Fifth Third Bancorp	4,224	118

See Notes to Financial Statements

RAMPART ENHANCED CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE

Financials—continued
Franklin Resources, Inc.	1,964	$60
Gallagher (Arthur J.) & Co.	1,123	84
Goldman Sachs Group, Inc. (The)(2)	2,164	485
Hartford Financial Services Group, Inc. (The)	2,207	110
Huntington Bancshares, Inc.	6,808	102
Intercontinental Exchange, Inc.	3,569	267
Invesco Ltd.	2,531	58
Jefferies Financial Group, Inc.	1,868	41
JPMorgan Chase & Co.(2)	20,978	2,367
KeyCorp	6,541	130
Lincoln National Corp.	1,348	91
Loews Corp.	1,613	81
M&T Bank Corp.	895	147
Marsh & McLennan Cos., Inc.	3,126	259
MetLife, Inc.(2)	6,263	293
Moody’s Corp.	1,029	172
Morgan Stanley(2)	8,398	391
MSCI, Inc.	548	97
Nasdaq, Inc.	720	62
Northern Trust Corp.	1,303	133
People’s United Financial, Inc.	2,143	37
PNC Financial Services Group, Inc. (The)	2,893	394
Principal Financial Group, Inc.	1,641	96
Progressive Corp. (The)	3,588	255
Prudential Financial, Inc.	2,588	262
Raymond James Financial, Inc.	800	74
Regions Financial Corp.	6,920	127
S&P Global, Inc.	1,548	302
State Street Corp.	2,251	189
SunTrust Banks, Inc.	2,864	191
SVB Financial Group(1)	326	101
Synchrony Financial	4,371	136
T. Rowe Price Group, Inc.	1,492	163
Torchmark Corp.	651	56
Travelers Cos., Inc. (The)	1,665	216
U.S. Bancorp(2)	9,614	508
Unum Group	1,363	53
Wells Fargo & Co.(2)	27,021	1,420
Willis Towers Watson plc	812	114
Zions Bancorp NA	1,214	61

		20,313

Health Care—14.9%
Abbott Laboratories(2)	11,991	880
AbbVie, Inc.(2)	10,365	980
ABIOMED, Inc.(1)	289	130
Aetna, Inc.	2,237	454
Agilent Technologies, Inc.	2,188	154
Alexion Pharmaceuticals, Inc.(1)	1,522	212
Align Technology, Inc.(1)	493	193
Allergan plc(2)	2,319	442
AmerisourceBergen Corp.	1,112	103
Amgen, Inc.(2)	4,555	944
Anthem, Inc.	1,745	478
Baxter International, Inc.	3,370	260
Becton, Dickinson & Co.	1,828	477
Biogen, Inc.(1)(2)	1,443	510
Boston Scientific Corp.(1)	9,437	363
Bristol-Myers Squibb Co.(2)	11,180	694
Cardinal Health, Inc.	2,125	115
Celgene Corp.(1)(2)	4,835	433

	SHARES	VALUE

Health Care—continued
Centene Corp.(1)	1,403	$203
Cerner Corp.(1)	2,156	139
Cigna Corp.	1,664	346
Cooper Cos., Inc. (The)	335	93
CVS Health Corp.(2)	6,953	547
Danaher Corp.(2)	4,205	457
DaVita, Inc.(1)	955	68
DENTSPLY SIRONA, Inc.	1,556	59
Edwards Lifesciences Corp.(1)	1,442	251
Eli Lilly & Co.(2)	6,533	701
Envision Healthcare Corp.(1)	828	38
Express Scripts Holding Co.(1)	3,842	365
Gilead Sciences, Inc.(2)	8,893	687
HCA Healthcare, Inc.	1,911	266
Henry Schein, Inc.(1)	1,053	89
Hologic, Inc.(1)	1,867	76
Humana, Inc.	942	319
IDEXX Laboratories, Inc.(1)	594	148
Illumina, Inc.(1)	1,005	369
Incyte Corp.(1)	1,203	83
Intuitive Surgical, Inc.(1)	775	445
IQVIA Holdings, Inc.(1)	1,107	144
Johnson & Johnson(2)	18,345	2,535
Laboratory Corporation of America Holdings(1)	700	122
McKesson Corp.	1,382	183
Medtronic plc(2)	9,262	911
Merck & Co., Inc.(2)	18,401	1,305
Mettler-Toledo International, Inc.(1)	174	106
Mylan NV(1)	3,526	129
Nektar Therapeutics(1)	1,102	67
PerkinElmer, Inc.	757	74
Perrigo Co., plc	881	62
Pfizer, Inc.(2)	40,009	1,763
Quest Diagnostics, Inc.	929	100
Regeneron Pharmaceuticals, Inc.(1)	529	214
ResMed, Inc.	976	113
Stryker Corp.	2,198	390
Thermo Fisher Scientific, Inc.	2,752	672
UnitedHealth Group, Inc.(2)	6,573	1,749
Universal Health Services, Inc. Class B	596	76
Varian Medical Systems, Inc.(1)	626	70
Vertex Pharmaceuticals, Inc.(1)	1,743	336
Waters Corp.(1)	536	104
Zimmer Biomet Holdings, Inc.	1,390	183
Zoetis, Inc.	3,309	303

		25,282

Industrials—8.8%
3M Co.(2)	3,658	771
A.O. Smith Corp.	894	48
Alaska Air Group, Inc.	759	52
Allegion plc	585	53
American Airlines Group, Inc.	2,567	106
AMETEK, Inc.	1,427	113
Arconic, Inc.	2,618	58
Boeing Co. (The)(2)	3,374	1,255
Caterpillar, Inc.(2)	3,684	562
Cintas Corp.	533	105
Copart, Inc.(1)	1,245	64
CSX Corp.	5,393	399

	SHARES	VALUE

Industrials—continued
Cummins, Inc.	954	$139
Deere & Co.	1,998	300
Delta Air Lines, Inc.	3,976	230
Dover Corp.	953	84
Eaton Corp. plc	2,694	234
Emerson Electric Co.(2)	3,882	297
Equifax, Inc.	741	97
Expeditors International of Washington, Inc.	1,076	79
Fastenal Co.	1,772	103
FedEx Corp.(2)	1,515	365
Flowserve Corp.	806	44
Fluor Corp.	866	50
Fortive Corp.	1,890	159
Fortune Brands Home & Security, Inc.	899	47
General Dynamics Corp.(2)	1,702	349
General Electric Co.(2)	53,512	604
Harris Corp.	732	124
Honeywell International, Inc.(2)	4,602	766
Hunt (JB) Transport Services, Inc.	527	63
Huntington Ingalls Industries, Inc.	274	70
IHS Markit Ltd.(1)	2,194	118
Illinois Tool Works, Inc.	1,878	265
Ingersoll-Rand plc	1,528	156
Jacobs Engineering Group, Inc.	743	57
Johnson Controls International plc	5,707	200
Kansas City Southern	632	72
L3 Technologies, Inc.	484	103
Lockheed Martin Corp.(2)	1,531	530
Masco Corp.	1,913	70
Nielsen Holdings plc	2,063	57
Norfolk Southern Corp.	1,741	314
Northrop Grumman Corp.	1,074	341
PACCAR, Inc.	2,168	148
Parker-Hannifin Corp.	819	151
Pentair plc	1,000	43
Quanta Services, Inc.(1)	922	31
Raytheon Co.(2)	1,770	366
Republic Services, Inc.	1,374	100
Robert Half International, Inc.	761	54
Robinson (C.H.) Worldwide, Inc.	858	84
Rockwell Automation, Inc.	774	145
Rockwell Collins, Inc.	1,012	142
Roper Technologies, Inc.	636	188
Snap-on, Inc.	349	64
Southwest Airlines Co.	3,287	205
Stanley Black & Decker, Inc.	951	139
Stericycle, Inc.(1)	527	31
Textron, Inc.	1,578	113
TransDigm Group, Inc.(1)	300	112
Union Pacific Corp.(2)	4,779	778
United Continental Holdings, Inc.(1)	1,452	129
United Parcel Service, Inc. Class B(2)	4,249	496
United Rentals, Inc.(1)	515	84
United Technologies Corp.(2)	4,584	641
Verisk Analytics, Inc.(1)	957	115
W.W. Grainger, Inc.	314	112
Waste Management, Inc.	2,451	222

See Notes to Financial Statements

RAMPART ENHANCED CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE

Industrials—continued
Xylem, Inc.	1,109	$89

		14,855

Information Technology—26.1%
Accenture plc Class A(2)	4,365	743
Activision Blizzard, Inc.	5,167	430
Adobe Systems, Inc.(1)	3,343	902
Advanced Micro Devices, Inc.(1)	5,593	173
Akamai Technologies, Inc.(1)	1,158	85
Alliance Data Systems Corp.	327	77
Alphabet, Inc. Class A(1)(2)	2,027	2,447
Alphabet, Inc. Class C(1)(2)	2,061	2,460
Amphenol Corp. Class A	2,046	192
Analog Devices, Inc.	2,518	233
ANSYS, Inc.(1)	570	106
Apple, Inc.(2)	33,366	7,532
Applied Materials, Inc.	6,843	264
Arista Networks, Inc.(1)	323	86
Autodesk, Inc.(1)	1,487	232
Automatic Data Processing, Inc.	2,990	450
Broadcom, Inc.	2,725	672
Broadridge Financial Solutions, Inc.	803	106
CA, Inc.	2,121	94
Cadence Design Systems, Inc.(1)	1,914	87
Cisco Systems, Inc.(2)	31,925	1,553
Citrix Systems, Inc.(1)	874	97
Cognizant Technology Solutions Corp. Class A	3,977	307
Corning, Inc.	5,637	199
DXC Technology Co.	1,933	181
eBay, Inc.(1)	6,275	207
Electronic Arts, Inc.(1)	2,083	251
F5 Networks, Inc.(1)	415	83
Facebook, Inc. Class A(1)(2)	16,283	2,678
Fidelity National Information Services, Inc.	2,247	245
Fiserv, Inc.(1)	2,779	229
FleetCor Technologies, Inc.(1)	608	139
FLIR Systems, Inc.	931	57
Gartner, Inc.(1)	619	98
Global Payments, Inc.	1,083	138
Hewlett Packard Enterprise Co.	10,366	169
HP, Inc.	11,142	287
Intel Corp.(2)	31,634	1,496
International Business Machines Corp.(2)	5,795	876
Intuit, Inc.	1,655	376
IPG Photonics Corp.(1)	255	40
Juniper Networks, Inc.	2,370	71
KLA-Tencor Corp.	1,058	108
Lam Research Corp.	1,114	169
Mastercard, Inc. Class A(2)	6,224	1,386
Microchip Technology, Inc.	1,596	126
Micron Technology, Inc.(1)	7,873	356
Microsoft Corp.(2)	52,156	5,965
Motorola Solutions, Inc.	1,101	143
NetApp, Inc.	1,819	156
NVIDIA Corp.	4,121	1,158
Oracle Corp.(2)	20,230	1,043
Paychex, Inc.	2,171	160
PayPal Holdings, Inc.(1)(2)	7,577	666
Qorvo, Inc.(1)	859	66
QUALCOMM, Inc.(2)	9,547	688

	SHARES	VALUE

Information Technology—continued
Red Hat, Inc.(1)	1,206	$164
salesforce.com, Inc.(1)	4,788	761
Seagate Technology plc	1,949	92
Skyworks Solutions, Inc.	1,236	112
Symantec Corp.	4,219	90
Synopsys, Inc.(1)	1,012	100
Take-Two Interactive Software, Inc.(1)	776	107
TE Connectivity Ltd.	2,377	209
Texas Instruments, Inc.(2)	6,645	713
Total System Services, Inc.	1,126	111
Twitter, Inc.(1)	4,445	127
VeriSign, Inc.(1)	652	104
Visa, Inc. Class A(2)	12,125	1,820
Western Digital Corp.	2,031	119
Western Union Co. (The)	3,128	60
Xerox Corp.	1,452	39
Xilinx, Inc.	1,720	138

		44,204

Materials—2.2%
Air Products & Chemicals, Inc.	1,351	226
Albemarle Corp.	682	68
Avery Dennison Corp.	542	59
Ball Corp.	2,152	95
CF Industries Holdings, Inc.	1,438	78
DowDuPont, Inc.(2)	14,299	920
Eastman Chemical Co.	880	84
Ecolab, Inc.	1,604	251
FMC Corp.	829	72
Freeport-McMoRan, Inc.	8,302	116
International Flavors & Fragrances, Inc.	486	68
International Paper Co.	2,551	125
LyondellBasell Industries N.V. Class A	1,981	203
Martin Marietta Materials, Inc.	388	71
Mosaic Co. (The)	2,161	70
Newmont Mining Corp.	3,287	99
Nucor Corp.	1,960	124
Packaging Corporation of America	581	64
PPG Industries, Inc.	1,536	168
Praxair, Inc.	1,771	285
Sealed Air Corp.	993	40
Sherwin-Williams Co. (The)	507	231
Vulcan Materials Co.	814	90
WestRock Co.	1,580	84

		3,691

Real Estate—2.6%
Alexandria Real Estate Equities, Inc.	704	89
American Tower Corp.	3,019	439
Apartment Investment & Management Co. Class A	1,076	47
AvalonBay Communities, Inc.	945	171
Boston Properties, Inc.	1,055	130
CBRE Group, Inc. Class A(1)	2,067	91
Crown Castle International Corp.	2,836	316
Digital Realty Trust, Inc.	1,408	158
Duke Realty Corp.	2,441	69
Equinix, Inc.	543	235

	SHARES	VALUE

Real Estate—continued
Equity Residential	2,517	$167
Essex Property Trust, Inc.	452	112
Extra Space Storage, Inc.	862	75
Federal Realty Investment Trust	501	63
HCP, Inc.	3,212	85
Host Hotels & Resorts, Inc.	5,068	107
Iron Mountain, Inc.	1,924	66
Kimco Realty Corp.	2,905	49
Macerich Co. (The)	742	41
Mid-America Apartment Communities, Inc.	778	78
Prologis, Inc.	4,302	292
Public Storage	1,024	206
Realty Income Corp.	1,944	111
Regency Centers Corp.	1,008	65
SBA Communications, Corp.(1)	787	126
Simon Property Group, Inc.(2)	2,117	374
SL Green Realty Corp.	604	59
UDR, Inc.	1,829	74
Ventas, Inc.	2,436	132
Vornado Realty Trust	1,183	86
Welltower, Inc.	2,543	164
Weyerhaeuser Co.	5,175	167

		4,444

Telecommunication Services—1.9%
AT&T, Inc.(2)	49,294	1,655
CenturyLink, Inc.	6,664	141
Verizon Communications, Inc.(2)	28,049	1,498

		3,294

Utilities—2.8%
AES Corp.	4,527	63
Alliant Energy Corp.	1,584	67
Ameren Corp.	1,668	105
American Electric Power Co., Inc.	3,371	239
American Water Works Co., Inc.	1,219	107
CenterPoint Energy, Inc.	2,953	82
CMS Energy Corp.	1,934	95
Consolidated Edison, Inc.	2,127	162
Dominion Energy, Inc.	4,466	314
DTE Energy Co.	1,242	135
Duke Energy Corp.(2)	4,798	384
Edison International	2,230	151
Entergy Corp.	1,238	100
Evergy, Inc.	1,856	102
Eversource Energy	2,169	133
Exelon Corp.(2)	6,607	288
FirstEnergy Corp.	3,068	114
NextEra Energy, Inc.(2)	3,227	541
NiSource, Inc.	2,309	58
NRG Energy, Inc.	2,047	77
PG&E Corp.	3,534	163
Pinnacle West Capital Corp.	766	61
PPL Corp.	4,784	140
Public Service Enterprise Group, Inc.	3,458	183
SCANA Corp.	976	38
Sempra Energy	1,808	206
Southern Co. (The)(2)	6,924	302
WEC Energy Group, Inc.	2,160	144

See Notes to Financial Statements

RAMPART ENHANCED CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE

Utilities—continued
Xcel Energy, Inc.	3,483	$164

		4,718
TOTAL COMMON STOCKS (Identified Cost $130,971)		163,176

EXCHANGE-TRADED FUND—2.0%
Invesco S&P 500 Low Volatility ETF(3)	67,329	3,334
TOTAL EXCHANGE-TRADED FUND (Identified Cost $3,380)		3,334
TOTAL LONG-TERM INVESTMENTS—98.3%
(Identified Cost $134,351)		166,510

SHARES	VALUE
SHORT-TERM INVESTMENTS—0.1%

Purchased Options—0.1%
(See the open purchased options table below for the detailed information.)
TOTAL PURCHASED OPTIONS—0.1% (Premiums Paid $416)	$251
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $134,767)	166,761
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—98.4%
(Identified Cost $134,767)	166,761

SHARES	VALUE
WRITTEN OPTIONS—(0.3)%
(See the open written options table below for the detailed information.)
TOTAL WRITTEN OPTIONS—(0.3)% (Premiums Received $771)	$(431)
TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—98.1%
(Identified Cost $133,996)	166,330
Other assets and liabilities, net—1.9%	3,177

NET ASSETS—100.0%	$169,507

Abbreviation:

ETF	Exchange-Traded Fund.

Footnote Legend:

(1)	Non-income producing.
(2)	All or a portion of the security is segregated as collateral for written options.
(3)	Shares of this fund is publicly offered and the prospectus and annual reports is publicly available.

Open Purchased Options contracts as of September 30, 2018, were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	280	$84,700	$3,025	10/1/18	$—
S&P 500® Index	279	84,816	3,040	10/3/18	1
S&P 500® Index	282	86,433	3,065	10/5/18	3
S&P 500® Index	282	86,292	3,060	10/8/18	—
S&P 500® Index	282	86,292	3,060	10/10/18	—
S&P 500® Index	282	86,151	3,055	10/12/18	9

					13

Put Options
S&P 500® Index	280	76,580	2,735	10/1/18	7
S&P 500® Index	279	76,586	2,745	10/3/18	22
S&P 500® Index	282	78,396	2,780	10/5/18	32
S&P 500® Index	282	77,550	2,750	10/8/18	41
S&P 500® Index	282	77,691	2,755	10/10/18	60
S&P 500® Index	282	77,409	2,745	10/12/18	76

					238

Total Purchased Options					$251

See Notes to Financial Statements

For information regarding the abbreviation, see the Key Investment Terms starting on page 5.

RAMPART ENHANCED CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

Open Written Options contracts as of September 30, 2018, were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	280	$83,020	$2,965	10/1/18	$(1)
S&P 500® Index	279	83,142	2,980	10/3/18	(3)
S&P 500® Index	282	84,741	3,005	10/5/18	(4)
S&P 500® Index	282	84,600	3,000	10/8/18	(8)
S&P 500® Index	282	84,600	3,000	10/10/18	(13)
S&P 500® Index	282	84,459	2,995	10/12/18	(23)

					(52)

Put Options
S&P 500® Index	280	78,260	2,795	10/1/18	(8)
S&P 500® Index	279	78,260	2,805	10/3/18	(22)
S&P 500® Index	282	80,088	2,840	10/5/18	(62)
S&P 500® Index	282	79,242	2,810	10/8/18	(76)
S&P 500® Index	282	79,383	2,815	10/10/18	(95)
S&P 500® Index	282	79,101	2,805	10/12/18	(116)

					(379)

Total Written Options					$(431)

Footnote Legend:

(1)	Strike price not reported in thousands.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices	Level 2 Quoted Prices
Equity Securities:
Common Stocks	$163,176	$163,176	$—
Exchange-Traded Fund	3,334	3,334	—
Purchased Options	251	182	69

Total Investments before Written Options	$166,761	$166,692	$69

Liabilities:
Written Options	$(431)	$(313)	$(118)

Total Investments net of Written Options	$166,330	$166,379	$(49)

The purchased options and written options contracts that have been valued at zero on the open purchased options contracts and the open written options contracts tables are considered to be Level 2 investments in this table.

There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.4%
U.S. Treasury Note
1.375%, 4/30/20	$190		$186
1.875%, 2/28/22	1,015		981
2.375%, 1/31/23	825		806
2.000%, 2/15/25	135		127
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $2,123)			2,100

FOREIGN GOVERNMENT SECURITIES—2.4%
Argentine Republic
6.875%, 1/26/27	155		132
Series NY, 8.280%, 12/31/33	58		52
Bolivarian Republic of Venezuela
RegS, 8.250%, 10/13/24(4)(10)	40		11
RegS, 7.650%, 4/21/25(4)(10)	320		87
9.375%, 1/13/34(10)	130		38
Dominican Republic
144A, 6.875%, 1/29/26(3)	100		107
144A, 6.000%, 7/19/28(3)	150		152
Federative Republic of Brazil
Notas do Tesouro Nacional Series F, 10.000%, 1/1/23	570	BRL	141
Notas do Tesouro Nacional Series F, 10.000%, 1/1/25	175	BRL	42
Kingdom of Bahrain 144A 7.000%, 10/12/28(3)	200		198
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	200		210
Provincia de Buenos Aires 144A 7.875%, 6/15/27(3)	235		196
Republic of Chile 5.500%, 8/5/20	95,000	CLP	149
Republic of Colombia 4.375%, 3/21/23	527,000	COP	169
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	200		176
Republic of Ecuador 144A 8.875%, 10/23/27(3)	200		190
Republic of Indonesia
FR70, 8.375%, 3/15/24	2,177,000	IDR	147
144A, 8.500%, 10/12/35(3)	240		329
Republic of Philippines 9.500%, 2/2/30	190		281
Republic of South Africa Series 2023 7.750%, 2/28/23	1,400	ZAR	97
Russian Federation
Series 6216, 6.700%, 5/15/19	11,210	RUB	171
Series 6215, 7.000%, 8/16/23	3,250	RUB	47
Sultanate of Oman 144A 5.375%, 3/8/27(3)	230		223
Ukraine
144A, 7.750%, 9/1/23(3)	120		118
144A, 7.750%, 9/1/26(3)	160		150
United Mexican States Series M 6.500%, 6/9/22	1,091	MXN	56
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $4,186)			3,669

MORTGAGE-BACKED SECURITIES—4.5%

Agency—0.6%
Federal Home Loan Mortgage Corporation Pool #G08702 3.500%, 4/1/46	186		184

	PAR VALUE	VALUE
Agency—continued
Federal National Mortgage Association
Pool #AX2491, 4.000%, 10/1/44	$167	$169
Pool #MA2471, 3.500%, 12/1/45	123	121
Pool #MA2542, 3.000%, 2/1/46	57	55
Pool #MA3058, 4.000%, 7/1/47	224	227
Pool #MA3088, 4.000%, 8/1/47	173	174

		930

Non-Agency—3.9%
Agate Bay Mortgage Trust 2016-3, A5 144A 3.500%, 8/25/46(2)(3)	111	110
American Homes 4 Rent Trust
2014-SFR2, C 144A, 4.705%, 10/17/36(3)	180	185
2015-SFR2, C 144A, 4.691%, 10/17/45(3)	205	211
2015-SFR1, A 144A, 3.467%, 4/17/52(3)	136	134
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 2003-AR3, M4 , (1 month LIBOR – 5.850%) 3.796%, 6/25/33(2)	98	98
AMSR Trust 2016-SFR1, D 144A , (1 month LIBOR + 2.400%) 4.558%, 11/17/33(2)(3)	145	146
Angel Oak Mortgage Trust I LLC 2018-2, A1 144A 3.674%, 7/27/48(2)(3)	82	82
Banc of America Funding Trust 2005-1, 1A1 5.500%, 2/25/35	23	23
Bank of America (Countrywide) Asset-Backed Certificates 2005-1, AF5A 4.989%, 7/25/35	109	112
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 2004-22CB, 1A1 6.000%, 10/25/34	105	108
Bayview Opportunity Master Fund IVa Trust 2016- SPL1, B1 144A 4.250%, 4/28/55(3)	120	121
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(2)(3)	100	101
Citigroup Mortgage Loan Trust, Inc.
2015-A, A1 144A, 3.500%, 6/25/58(2)(3)	67	66
2018-RP1, A1 144A, 3.000%, 9/25/64(2)(3)	233	228
Colony Starwood Homes Trust 2016-2A, C 144A , (1 month LIBOR + 2.150%) 4.308%, 12/17/33(2)(3)	145	145
COLT Mortgage Loan Trust Funding LLC 2018-1, A1 144A 2.930%, 2/25/48(2)(3)	67	67
Credit Suisse Commercial Mortgage-Backed Trust 2006-8, 3A1 6.000%, 10/25/21	30	27
Credit Suisse Mortgage Capital Trust 2014-IVR2, A2 144A 3.760%, 4/25/44(2)(3)	44	44
Deephaven Residential Mortgage Trust 2017-1A, A2 144A, 2.928%, 12/26/46(2)(3)	106	105
2018-1A, A1 144A, 2.976%, 12/25/57(2)(3)	98	97
GAHR Commercial Mortgage Trust 2015-NRF, CFX 144A 3.495%, 12/15/34(2)(3)	130	130
Galton Funding Mortgage Trust 2018-1, A23 144A 3.500%, 11/25/57(2)(3)	127	124
GSAA Home Equity Trust 2005-12, AF3W 4.999%, 9/25/35(2)	39	40
Homeward Opportunities Fund I Trust 2018-1, A1 144A 3.766%, 6/25/48(2)(3)	157	157
JPMorgan Chase Commercial Mortgage Securities Trust 2011-C4, A4 144A 4.388%, 7/15/46(3)	117	119
JPMorgan Chase Mortgage Trust
2014-1, 2A12 144A, 3.500%, 1/25/44(2)(3)	98	96
2016-1, M2 144A, 3.750%, 4/25/45(2)(3)	90	88
2016-2, M2 144A, 3.750%, 12/25/45(2)(3)	178	174
2017-5, A1 144A, 3.172%, 10/26/48(2)(3)	190	188
2017-4, A3 144A, 3.500%, 11/25/48(2)(3)	88	85

See Notes to Financial Statements

TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency—continued
MASTR Alternative Loan Trust
2005-5, 2A3, 5.500%, 7/25/25	$70	$70
2005-2, 2A1, 6.000%, 1/25/35	75	77
MASTR Specialized Loan Trust 2005-3, A2 144A 5.704%, 11/25/35(3)	30	31
New Residential Mortgage Loan Trust
2014-1A, A 144A, 3.750%, 1/25/54(2)(3)	39	39
2017-2A, A3 144A, 4.000%, 3/25/57(2)(3)	68	69
Oak Hill Advisors Residential Loan Trust 2017-NPL2, A1 144A 3.000%, 7/25/57(3)	133	131
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(3)	110	109
Progress Residential Trust
2018-SFR1, B 144A, 3.484%, 3/17/35(3)	220	216
2018-SFR2, B 144A, 3.841%, 8/17/35(3)	100	99
Resecuritization Pass-Through Trust 2005-8R, A5 6.000%, 10/25/34	43	43
Residential Asset Mortgage Products Trust 2005-SL2, A4 7.500%, 2/25/32	59	55
Residential Asset Securitization Trust 2005-A1, A3 5.500%, 4/25/35	97	99
RETL 2018-RVP, C 144A , (1 month LIBOR + 2.050%) 4.208%, 3/15/33(2)(3)	47	47
Sequoia Mortgage Trust 2013-8, B1 3.529%, 6/25/43(2)	95	92
Towd Point Mortgage Trust
2015-1, A2 144A, 3.250%, 10/25/53(2)(3)	115	113
2015-3, A1B 144A, 3.000%, 3/25/54(2)(3)	80	80
2015-6, M1 144A, 3.750%, 4/25/55(2)(3)	100	99
2015-5, A2 144A, 3.500%, 5/25/55(2)(3)	100	99
2018-4, A1 144A, 3.000%, 6/25/58(2)(3)	104	100
2015-2, 1M1 144A, 3.250%, 11/25/60(2)(3)	345	331
Vericrest Opportunity Loan Trust LVI LLC 2017-NPL3, A1 144A 3.500%, 3/25/47(3)	61	61
Vericrest Opportunity Loan Trust LXIV LLC 2017-NP11, A1 144A 3.375%, 10/25/47(3)	179	178
Verus Securitization Trust 2018-1, A1 144A 2.929%, 2/25/48(2)(3)	75	73
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	165	161

		5,883
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $6,901)		6,813

ASSET-BACKED SECURITIES—2.3%

Auto Floor Plan—0.1%
NextGear Floorplan Master Owner Trust 2018-1A, A2 144A 3.220%, 2/15/23(3)	145	144

Automobiles—1.4%
ACC Trust 2018-1, B 144A 4.820%, 5/20/21(3)	115	115
American Credit Acceptance Receivables Trust 2018-1, C 144A 3.550%, 4/10/24(3)	160	160
Capital Auto Receivables Asset Trust 2017-1, D 144A 3.150%, 2/20/25(3)	135	133
CarNow Auto Receivables Trust 2016-1A, D 144A 7.340%, 11/15/21(3)	140	141
Chrysler Capital Auto Receivables Trust 2016-BA, D 144A 3.510%, 9/15/23(3)	135	134
DT Auto Owner Trust 2018-1A, C 144A 3.470%, 12/15/23(3)	145	145

	PAR VALUE	VALUE

Automobiles—continued
Exeter Automobile Receivables Trust
2015-2A, C 144A, 3.900%, 3/15/21(3)	$175	$176
2014-3A, D 144A, 5.690%, 4/15/21(3)	165	167
Flagship Credit Auto Trust
2015-1, D 144A, 5.260%, 7/15/21(3)	200	203
2014-1, E 144A, 5.710%, 8/16/21(3)	130	130
GLS Auto Receivables Trust
2017-1A, B 144A, 2.980%, 12/15/21(3)	105	104
2017-1A, C 144A, 3.500%, 7/15/22(3)	155	154
2018-1A, B 144A, 3.520%, 8/15/23(3)	155	154
Skopos Auto Receivables Trust 2018-1A, B 144A 3.930%, 5/16/22(3)	165	164

		2,080

Other—0.8%
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(3)	121	118
Arbys Funding LLC 2015-1A, A2 144A 4.969%, 10/30/45(3)	160	162
CLUB Credit Trust 2017-P1, B 144A 3.560%, 9/15/23(3)	110	109
CoreVest American Finance Trust 2018-1, A 144A 3.804%, 6/15/51(3)	99	99
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(3)	134	131
Drug Royalty III LP 1 2016-1A, A 144A 3.979%, 4/15/27(3)	116	116
HOA Funding LLC 2014-1A, A2 144A 4.846%, 8/20/44(3)	152	150
Prosper Marketplace Issuance Trust 2017-1A, B 144A, 3.650%, 6/15/23(3)	137	137
2017-2A, B 144A, 3.480%, 9/15/23(3)	110	110
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(3)	137	137

		1,269
TOTAL ASSET-BACKED SECURITIES (Identified Cost $3,501)		3,493

CORPORATE BONDS AND NOTES—17.8%

Consumer Discretionary—2.7%
American Axle & Manufacturing, Inc. 6.250%, 3/15/26	5	5
Beazer Homes USA, Inc.
6.750%, 3/15/25	45	42
5.875%, 10/15/27	115	98
Boyd Gaming Corp. 6.000%, 8/15/26	35	35
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	140	139
Caesars Resort Collection LLC 144A 5.250%, 10/15/25(3)	110	105
Cequel Communications Holdings I LLC 144A 7.500%, 4/1/28(3)	200	209
Charter Communications Operating LLC
4.500%, 2/1/24	85	85
4.908%, 7/23/25	135	137
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	200	201
Delta Merger Sub, Inc. 144A 6.000%, 9/15/26(3)	40	41
Discovery Communications LLC 3.950%, 3/20/28	130	123

See Notes to Financial Statements

TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
DISH DBS Corp.
5.875%, 7/15/22	$115	$112
7.750%, 7/1/26	60	57
Dollar Tree, Inc. 4.000%, 5/15/25	83	81
Downstream Development Authority of The Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(3)	45	46
Ford Motor Credit Co., LLC 4.389%, 1/8/26	200	190
Frontdoor, Inc. 144A 6.750%, 8/15/26(3)	100	103
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	100	105
GLP Capital LP 5.250%, 6/1/25	100	102
Graham Holdings Co. 144A 5.750%, 6/1/26(3)	150	154
Hilton Domestic Operating Co., Inc. 144A 5.125%, 5/1/26(3)	120	119
Horton (D.R.), Inc. 4.750%, 2/15/23	85	87
iHeartCommunications, Inc. 9.000%, 12/15/19(10)	55	41
Lear Corp. 3.800%, 9/15/27	160	148
Lennar Corp.
5.250%, 6/1/26	80	79
4.750%, 11/29/27	55	53
M/I Homes, Inc. 5.625%, 8/1/25	90	85
Marriott Ownership Resorts, Inc. 144A 6.500%, 9/15/26(3)	90	92
McGraw-Hill Global Education Holdings LLC 144A 7.875%, 5/15/24(3)	95	85
MDC Holdings, Inc. 5.500%, 1/15/24	85	85
Meredith Corp. 144A 6.875%, 2/1/26(3)(18)	70	72
MGM Resorts International 5.750%, 6/15/25	135	135
Neiman Marcus Group Ltd. 144A 8.000%, 10/15/21(3)	115	76
Scientific Games International, Inc. 6.625%, 5/15/21	95	95
Tenneco, Inc. 5.000%, 7/15/26	150	133
Viking Cruises Ltd. 144A 5.875%, 9/15/27(3)	105	102
Vista Outdoor, Inc. 5.875%, 10/1/23	115	113
Weekley Homes LLC 6.625%, 8/15/25	110	105
William Lyon Homes, Inc. 6.000%, 9/1/23	140	135

		4,010

Consumer Staples—0.5%
Bacardi Ltd. 144A 4.700%, 5/15/28(3)	140	139
BAT Capital Corp. 144A 3.557%, 8/15/27(3)	110	103

	PAR VALUE	VALUE

Consumer Staples—continued
CVS Health Corp. 4.300%, 3/25/28	$165	$163
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(3)	135	127
Safeway, Inc. 7.250%, 2/1/31(18)	80	76
Sigma Finance Netherlands BV 144A 4.875%, 3/27/28(3)	200	196

		804

Energy—3.4%
Alta Mesa Holdings LP 7.875%, 12/15/24	70	66
American Midstream Partners LP 144A 9.500%, 12/15/21(3)	60	60
Anadarko Finance Co. Series B 7.500%, 5/1/31	45	55
Anadarko Petroleum Corp. 6.600%, 3/15/46	85	100
Blue Racer Midstream LLC 144A 6.625%, 7/15/26(3)	140	143
Bristow Group, Inc. 144A 8.750%, 3/1/23(3)(18)	50	49
Callon Petroleum Co. 6.125%, 10/1/24	113	115
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	120	123
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	145	159
Cheniere Energy Partners LP 144A 5.625%, 10/1/26(3)	65	65
Chesapeake Energy Corp. 8.000%, 6/15/27(18)	110	112
Citgo Holding, Inc. 144A 10.750%, 2/15/20(3)	100	106
Continental Resources, Inc. 4.500%, 4/15/23	60	61
Denbury Resources, Inc.
144A, 9.250%, 3/31/22(3)	98	106
144A, 7.500%, 2/15/24(3)	55	57
Ecopetrol S.A. 5.375%, 6/26/26	190	196
Encana Corp. 8.125%, 9/15/30	65	83
Energy Transfer Equity LP
4.250%, 3/15/23	35	35
5.875%, 1/15/24	65	68
EP Energy LLC
6.375%, 6/15/23	90	60
144A, 8.000%, 11/29/24(3)	80	81
144A, 7.750%, 5/15/26(3)	50	51
HollyFrontier Corp. 5.875%, 4/1/26	155	165
Jagged Peak Energy LLC 144A 5.875%, 5/1/26(3)	140	139
KazMunayGas National Co. JSC 144A 4.750%, 4/19/27(3)	200	200
Kinder Morgan, Inc. 7.750%, 1/15/32	205	259
MPLX LP 4.000%, 3/15/28	86	83
Nabors Industries, Inc.
5.500%, 1/15/23	95	93
144A, 5.750%, 2/1/25(3)	50	48

See Notes to Financial Statements

TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Energy—continued
Odebrecht Offshore Drilling Finance Ltd. PIK Interest Capitalization , 144A 7.720%, 12/1/26(3)(14)	$165	$47
Odebrecht Oil & Gas Finance Ltd. 144A 0.000%, 12/31/49(3)	25	—	(17)
Petrobras Global Finance BV
7.375%, 1/17/27	380	385
5.999%, 1/27/28	70	65
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(3)(10)	255	56
Petroleos Mexicanos
6.500%, 3/13/27	230	235
6.500%, 6/2/41	195	183
Range Resources Corp. 4.875%, 5/15/25	140	132
Sanchez Energy Corp. 144A 7.250%, 2/15/23(3)(18)	65	64
Seven Generations Energy Ltd. 144A 5.375%, 9/30/25(3)	110	107
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(4)	200	216
Sunoco LP
144A, 5.500%, 2/15/26(3)	40	39
144A, 5.875%, 3/15/28(3)	20	19
Targa Resources Partners LP 144A 5.875%, 4/15/26(3)	125	129
Transocean, Inc.
144A, 9.000%, 7/15/23(3)	65	71
6.800%, 3/15/38	35	30
USA Compression Partners LP 144A 6.875%, 4/1/26(3)	125	129
Valero Energy Partners LP 4.500%, 3/15/28	140	137
Vine Oil & Gas LP 144A 8.750%, 4/15/23(3)	85	83
Weatherford International Ltd. 9.875%, 2/15/24	40	39

		5,104

Financials—3.9%
Acrisure LLC 144A 7.000%, 11/15/25(3)	130	121
AerCap Ireland Capital DAC 3.650%, 7/21/27	150	137
Allstate Corp. (The) Series B 5.750%, 8/15/53(7)	125	129
Athene Holding Ltd. 4.125%, 1/12/28	130	121
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	200	196
Aviation Capital Group LLC 144A 3.500%, 11/1/27(3)	145	132
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 5.125%, 1/18/33(3)	200	182
Banco de Bogota S.A. 144A 6.250%, 5/12/26(3)	200	208
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(3)	55	60
Bank of America Corp.
4.200%, 8/26/24	167	168
(3 month LIBOR + 0.770%) 3.111%, 2/5/26(2)	110	108
Bank of Montreal 3.803%, 12/15/32	88	82

	PAR VALUE	VALUE

Financials—continued
Brighthouse Financial, Inc. 3.700%, 6/22/27	$170	$151
BrightSphere Investment Group plc 4.800%, 7/27/26	150	146
Capital One Financial Corp. 3.750%, 7/28/26	135	126
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	250	251
E*TRADE Financial Corp. 4.500%, 6/20/28	175	175
Fairfax Financial Holdings Ltd. 144A 4.850%, 4/17/28(3)	155	153
FS Investment Corp. 4.750%, 5/15/22	130	129
Goldman Sachs Group, Inc. (The), (3 month LIBOR + 1.170%) 3.484%, 5/15/26(2)	225	225
Grupo de Inversiones Suramericana S.A. 144A 5.500%, 4/29/26(3)	200	204
ICAHN Enterprises LP 6.375%, 12/15/25	130	131
ING Groep N.V. 6.000%(6)(7)	200	199
Jefferies Financial Group, Inc. 5.500%, 10/18/23	70	72
Jefferies Group LLC 4.850%, 1/15/27	40	39
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	200	221
Navient Corp.
7.250%, 9/25/23	35	37
6.750%, 6/25/25	105	106
Prudential Financial, Inc.
5.875%, 9/15/42	100	106
5.625%, 6/15/43(7)	75	78
Santander Holdings USA, Inc. 4.400%, 7/13/27	135	129
Sberbank of Russia 144A 5.500%, 2/26/24(3)(5)	200	199
Springleaf Finance Corp.
6.875%, 3/15/25	70	70
7.125%, 3/15/26	35	35
Synchrony Financial 3.950%, 12/1/27	280	254
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)	150	149
Tempo Acquisition LLC 144A 6.750%, 6/1/25(3)	145	141
Toronto-Dominion Bank (The) 3.625%, 9/15/31	170	160
Voya Financial, Inc. 5.650%, 5/15/53	135	136
Wells Fargo & Co.
3.550%, 9/29/25	135	132
Series S, 5.900%(6)	310	315

		5,913

Health Care—1.4%
Anthem, Inc. 3.650%, 12/1/27	35	33
Avantor, Inc.
144A, 6.000%, 10/1/24(3)	50	51
144A, 9.000%, 10/1/25(3)	105	108

See Notes to Financial Statements

TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Health Care—continued
Bausch Health Cos., Inc.
144A, 6.500%, 3/15/22(3)	$10	$10
144A, 7.000%, 3/15/24(3)	15	16
144A, 6.125%, 4/15/25(3)	55	52
144A, 5.500%, 11/1/25(3)	135	135
144A, 9.250%, 4/1/26(3)	75	81
Bayer US Finance II LLC 144A , (3 month LIBOR + 1.010%) 3.344%, 12/15/23(2)(3)	200	200
Becton Dickinson & Co. 3.700%, 6/6/27	170	163
Centene Corp. 144A 5.375%, 6/1/26(3)	40	41
Concordia International Corp. 8.000%, 9/6/24	22	21
DJO Finco, Inc. 144A 8.125%, 6/15/21(3)	55	56
Eagle Holding Co. II, LLC PIK Interest Capitalization, 144A 7.625%, 5/15/22(3)(8)	70	71
Endo Dac 144A 6.000%, 7/15/23(3)	140	124
Envision Healthcare Corp. 144A 6.250%, 12/1/24(3)	25	27
Halfmoon Parent, Inc.
144A, 4.125%, 11/15/25(3)	117	117
144A, 4.375%, 10/15/28(3)	12	12
HCA, Inc. 5.250%, 6/15/26	55	57
HLF Financing S.a.r.l. LLC 144A 7.250%, 8/15/26(3)	145	147
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	70	73
Mylan NV 3.950%, 6/15/26	140	132
Surgery Center Holdings, Inc.
144A, 8.875%, 4/15/21(3)	100	104
144A, 6.750%, 7/1/25(3)	15	14
Tenet Healthcare Corp.
8.125%, 4/1/22	30	32
7.000%, 8/1/25(18)	115	114
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/1/26	85	71
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(3)	70	66

		2,128

Industrials—1.2%
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(3)	200	190
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	115	116
CNH Industrial N.V.
4.500%, 8/15/23	112	114
3.850%, 11/15/27	58	55
Continental Airlines Pass-Through-Trust 1999-2, C2 6.236%, 3/15/20	40	41
DP World Ltd. 144A 6.850%, 7/2/37(3)	100	114
Garda World Security Corp. 144A 8.750%, 5/15/25(3)	55	54
Hillman Group, Inc. (The) 144A 6.375%, 7/15/22(3)	55	49
Hulk Finance Corp. 144A 7.000%, 6/1/26(3)	120	116

	PAR VALUE	VALUE

Industrials—continued
Masco Corp. 5.950%, 3/15/22	$99	$106
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(3)	10	11
Oshkosh Corp. 4.600%, 5/15/28	183	181
Owens Corning 3.400%, 8/15/26	150	137
Pitney Bowes, Inc. 4.375%, 5/15/22	157	145
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(3)	75	65
TransDigm, Inc.
6.500%, 7/15/24	60	61
6.500%, 5/15/25	45	46
US Airways 2012-1 Class B Pass-Through Trust 8.000%, 10/1/19	133	139
Wrangler Buyer Corp. 144A 6.000%, 10/1/25(3)	114	111

		1,851

Information Technology—0.9%
Arrow Electronics, Inc. 3.875%, 1/12/28	135	126
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(3)	15	15
Broadcom Corp.
3.000%, 1/15/22	45	44
3.625%, 1/15/24	100	97
3.125%, 1/15/25	90	84
CDK Global, Inc. 5.875%, 6/15/26	135	139
Citrix Systems, Inc. 4.500%, 12/1/27	125	120
Dell International LLC
144A, 5.450%, 6/15/23(3)	30	32
144A, 8.100%, 7/15/36(3)	60	72
Everi Payments, Inc. 144A 7.500%, 12/15/25(3)	30	30
Exela Intermediate LLC 144A 10.000%, 7/15/23(3)	100	107
Radiate Holdco LLC
144A, 6.875%, 2/15/23(3)	15	14
144A, 6.625%, 2/15/25(3)	165	154
VeriSign, Inc. 4.750%, 7/15/27	120	117
ViaSat, Inc. 144A 5.625%, 9/15/25(3)	115	109
VMware, Inc. 3.900%, 8/21/27	93	88

		1,348

Materials—1.6%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	260	266
Anglo American Capital plc 144A 4.000%, 9/11/27(3)	200	184
ArcelorMittal 6.125%, 6/1/25	145	157
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(7)	205	225
Fibria Overseas Finance Ltd. 4.000%, 1/14/25	54	50

See Notes to Financial Statements

TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE

Materials—continued
FMG Resources August 2006 Pty Ltd. 144A 5.125%, 3/15/23(3)	$90		$89
Glencore Funding LLC 144A 4.000%, 3/27/27(3)	165		155
GTL Trade Finance, Inc. 144A 5.893%, 4/29/24(3)	150		152
Hexion, Inc. 6.625%, 4/15/20	90		85
James Hardie International Finance DAC 144A 5.000%, 1/15/28(3)	200		189
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	105		108
NOVA Chemicals Corp.
144A, 4.875%, 6/1/24(3)	40		38
144A, 5.000%, 5/1/25(3)	105		100
Platform Specialty Products Corp. 144A 5.875%, 12/1/25(3)	90		89
PQ Corp. 144A 5.750%, 12/15/25(3)	40		40
Rusal Capital Designated Activity Co. 144A 5.125%, 2/2/22(3)	200		130
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(3)	60		61
Teck Resources Ltd. 144A 8.500%, 6/1/24(3)	35		38
Trident Merger Sub, Inc. 144A 6.625%, 11/1/25(3)	85		80
United States Steel Corp. 6.250%, 3/15/26	120		119

			2,355

Real Estate—0.6%
EPR Properties
4.750%, 12/15/26	145		142
4.500%, 6/1/27	75		72
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	70		66
Hospitality Properties Trust
4.950%, 2/15/27	140		137
4.375%, 2/15/30	40		37
LifeStorage LP 3.875%, 12/15/27	50		47
MPT Operating Partnership LP
5.500%, 5/1/24	75		76
5.000%, 10/15/27	55		53
Physicians Realty LP 4.300%, 3/15/27	140		135
Select Income REIT 4.500%, 2/1/25	165		158
Welltower, Inc. 4.250%, 4/15/28	40		39

			962

Telecommunication Services—1.0%
America Movil SAB de C.V. 6.450%, 12/5/22	2,000	MXN	98
AT&T, Inc.
(3 month LIBOR + 1.180%) 3.514%, 6/12/24(2)	110		111
5.250%, 3/1/37	30		30
4.800%, 6/15/44	110		101
5.650%, 2/15/47	55		56

	PAR VALUE	VALUE

Telecommunication Services—continued
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(3)	$155	$142
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	200	153
Frontier Communications Corp.
8.500%, 4/15/20	45	45
7.625%, 4/15/24	140	90
144A, 8.500%, 4/1/26(3)	45	43
Sprint Corp.
7.875%, 9/15/23	45	49
7.625%, 3/1/26	45	48
T-Mobile USA, Inc. 4.500%, 2/1/26	145	138
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(3)	200	188
West Corp. 144A 8.500%, 10/15/25(3)	35	32
Windstream Services LLC
144A, 10.500%, 6/30/24(3)	60	51
144A, 8.625%, 10/31/25(3)	90	86

		1,461

Utilities—0.6%
Enel Finance International NV 144A 4.625%, 9/14/25(3)	200	196
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(3)	200	192
Ferrellgas Partners LP 8.625%, 6/15/20	25	24
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(3)	210	196
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(3)	90	84
Vistra Energy Corp. 7.375%, 11/1/22	125	130

		822
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $27,460)		26,758

LEVERAGED LOANS(2)—5.2%

Aerospace—0.1%
TransDigm, Inc.
Tranche F, (1 month LIBOR + 2.500%) 4.742%, 6/9/23	108	109
Tranche E, (1 month LIBOR + 2.500%) 4.742%, 5/30/25	50	50

		159

Chemicals—0.1%
New Arclin U.S. Holding Corp. First Lien, (3 month LIBOR + 3.500%) 5.886%, 2/14/24	63	64
Omnova Solutions, Inc. Tranche B-2, (1 month LIBOR + 3.250%) 5.492%, 8/25/23	103	103

		167

Consumer Durables—0.1%
Global Appliance, Inc. Tranche B, (1 month LIBOR + 4.000%) 6.250%, 9/29/24	89	86

See Notes to Financial Statements

TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Non-Durables—0.3%
American Greetings Corp., (1 month LIBOR + 4.500%) 6.742%, 4/6/24	$140	$140
Energizer Holdings, Inc. Tranche B, (3 month LIBOR + 2.250%) 0.000%, 6/20/25(9)	30	30
Herbalife Nutrition Ltd. Tranche B, (1 month LIBOR + 3.250%) 5.492%, 8/18/25	25	25
Kronos Acquisition Intermediate, Inc., (1 month LIBOR + 4.000%) 6.242%, 5/15/23	52	52
Parfums Holdings Co., Inc. First Lien, (3 month LIBOR + 4.250%) 6.529%, 6/30/24	59	60
Rodan & Fields LLC, (1 month LIBOR + 4.000%) 6.158%, 6/16/25	130	131

		438

Energy—0.2%
California Resources Corp., (1 month LIBOR + 10.375%) 12.617%, 12/31/21	80	89
Lotus Midstream LLC Tranche B, (3 month LIBOR + 3.250%) 0.000%, 9/26/25(9)	25	25
Medallion Midland Acquisition LLC, (1 month LIBOR + 3.250%) 5.492%, 10/30/24	79	79
Moda Ingleside Energy Center LLC, (3 month LIBOR + 3.250%) 0.000%, 9/29/25(9)	10	10
Seadrill Operating LP, (3 month LIBOR + 6.000%) 8.386%, 2/21/21	62	58
Traverse Midstream Partners LLC, (3 month LIBOR + 4.000%) 6.600%, 9/27/24	90	91

		352

Financial—0.4%
Asurion LLC Tranche B-2, (1 month LIBOR + 6.500%) 8.742%, 8/4/25	147	151
Blackhawk Network Holdings, Inc. First Lien, (3 month LIBOR + 3.000%) 5.386%, 6/15/25	170	171
Ditech Holding Corp. Tranche B, (1 month LIBOR + 6.000%) 8.242%, 6/30/22	95	90
Financial & Risk US Holdings, Inc., (3 month LIBOR + 3.750%) 0.000%, 10/1/25(9)	110	110
Franklin Square Holdings LP, (1 month LIBOR + 2.500%) 4.625%, 8/1/25	20	20
Genworth Holdings, Inc., (1 month LIBOR + 4.500%) 6.648%, 3/7/23	10	10
iStar, Inc., (1 month LIBOR + 2.750%) 4.893%, 6/28/23	115	115

		667

Food and Drug—0.1%
Albertson’s LLC Tranche B-4, (1 month LIBOR + 2.750%) 4.992%, 8/25/21	117	117

Food/Tobacco—0.0%
Chobani LLC First Lien, (1 month LIBOR + 3.500%) 5.742%, 10/10/23	52	50
H-Food Holdings, LLC, (1 month LIBOR + 3.000%) 5.242%, 5/23/25	20	20

		70

Forest Prod/Containers—0.0%
Spectrum Holdings III Corp. First Lien, (1 month LIBOR + 3.250%) 5.492%, 1/31/25	41	40

	PAR VALUE	VALUE
Gaming/Leisure—0.3%
Gateway Casinos & Entertainment Ltd., (3 month LIBOR + 3.000%) 5.386%, 12/1/23	$50	$50
Playa Resorts Holding B.V., (1 month LIBOR + 2.750%) 4.990%, 4/29/24	84	83
Scientific Games International, Inc. Tranche B-5, (2 month LIBOR + 2.750%) 5.034%, 8/14/24	85	85
Seminole Tribe of Florida 2018 Replacement, Tranche B, (1 month LIBOR + 1.750%) 3.992%, 7/8/24	54	55
Stars Group Holdings B.V., (3 month LIBOR + 3.500%) 5.886%, 7/10/25	30	30
UFC Holdings LLC First Lien, (1 month LIBOR + 3.250%) 5.500%, 8/18/23	77	77
Wyndham Hotels & Resorts, Inc. Tranche B, (1 month LIBOR + 1.750%) 3.992%, 5/30/25	25	25

		405

Healthcare—0.4%
21st Century Oncology, Inc. Tranche B, (3 month LIBOR + 6.125%) 8.465%, 1/16/23	30	29
AHP Health Partners, Inc., (1 month LIBOR + 4.500%) 6.742%, 6/30/25	85	86
Auris LuxCo Tranche B, (3 month LIBOR + 3.750%) 0.000%, 7/24/25(9)	15	15
Bausch Health Cos., Inc., (1 month LIBOR + 3.000%) 5.104%, 6/2/25	20	20
CCS-CMGC Holdings, Inc., (3 month LIBOR + 5.500%) 0.000%, 9/25/25(9)	80	80
CHG Healthcare Services, Inc. First Lien, (3 month LIBOR + 3.000%) 5.306%, 6/7/23	30	30
Envision Healthcare Corp., (3 month LIBOR + 3.750%) 0.000%, 10/10/25(9)	114	113
Ortho-Clinical Diagnostics, Inc., (1 month LIBOR + 3.250%) 5.492%, 6/30/25	109	109
Prospect Medical Holdings, Inc. Tranche B-1, (1 month LIBOR + 5.500%) 7.625%, 2/22/24	55	55
U.S. Renal Care, Inc. First Lien, (3 month LIBOR + 4.250%) 0.000%, 12/30/22(9)	65	63

		600

Housing—0.2%
84 Lumber Co. Tranche B-1, (1 month LIBOR + 5.250%) 7.466%, 10/25/23	75	75
American Builders & Contractors Supply Co., Inc. Tranche B-2, (1 month LIBOR + 2.000%) 4.242%, 10/31/23	114	114
Capital Automotive LP Tranche B, (1 month LIBOR + 6.000%) 8.250%, 3/24/25	37	38
CPG International LLC, (3 month LIBOR + 3.750%) 6.251%, 5/5/24	89	90

		317

Information Technology—0.7%
Applied Systems, Inc. Second Lien, (3 month LIBOR + 7.000%) 9.386%, 9/19/25	15	15
BMC Software Finance, Inc., (3 month LIBOR + 4.250%) 0.000%, 10/2/25(9)	140	141
Intralinks, Inc. First Lien, (1 month LIBOR + 4.000%) 6.250%, 11/14/24	39	39
Kronos, Inc.
First Lien, (3 month LIBOR + 3.000%) 5.343%, 11/1/23	164	165
Second Lien, (3 month LIBOR + 8.250%) 10.593%, 11/1/24	38	39

See Notes to Financial Statements

TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—continued
Renaissance Holding Corp. First Lien, (1 month LIBOR + 3.250%) 5.492%, 5/30/25	$170	$169
SS&C Technologies Holdings, Inc.
Tranche B-3, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	187	188
Tranche B-4, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	73	73
Vertafore, Inc. First Lien, (1 month LIBOR + 3.250%) 5.492%, 7/2/25	150	150

		979

Manufacturing—0.3%
Accudyne Industries Borrower S.C.A., (1 month LIBOR + 3.000%) 5.242%, 8/18/24	100	100
Altra Industrial Motion Corp., (3 month LIBOR + 2.000%) 0.000%, 10/1/25(9)	15	15
CPI Acquisition, Inc. First Lien, (3 month LIBOR + 4.500%) 6.839%, 8/17/22	152	101
Deliver Buyer, Inc., (3 month LIBOR + 5.000%) 7.313%, 5/1/24	70	70
Filtration Group Corp., (1 month LIBOR + 3.000%) 5.242%, 3/29/25	124	125
Hillman Group, Inc. (The), (1 month LIBOR + 3.500%) 5.742%, 5/30/25	65	64

		475

Media/Telecom—Cable/Wireless Video—0.1%
Altice US Finance I Corp. 2017 Refinancing, (1 month LIBOR + 2.250%) 4.492%, 7/28/25	85	84
Telenet Financing USD LLC, (3 month LIBOR + 2.250%) 4.408%, 8/15/26	85	85

		169

Media/Telecom—Diversified Media—0.1%
Crown Finance US, Inc., (1 month LIBOR + 2.500%) 4.742%, 2/28/25	149	149
Meredith Corp., (1 month LIBOR + 3.000%) 5.242%, 1/31/25	71	71

		220

Media/Telecom—Telecommunications—0.2%
CenturyLink, Inc. Tranche B, (1 month LIBOR + 2.750%) 4.992%, 1/31/25	99	98
Securus Technologies Holdings, Inc.
(3 month LIBOR + 4.500%) 0.000%, 11/1/24(9) (15)	24	24
First Lien, (1 month LIBOR + 4.500%) 6.742%, 11/1/24	60	60
Second Lien, (1 month LIBOR + 8.250%) 10.492%, 11/1/25	60	60
TDC A/S Tranche B-2, (3 month LIBOR + 3.500%) 5.839%, 6/4/25	45	45
West Corp. Tranche B-1, (1 month LIBOR + 3.500%) 5.742%, 10/10/24	50	50

		337

Metals/Minerals—0.2%
Contura Energy, Inc., (2 month LIBOR + 5.000%) 7.300%, 3/18/24	81	81
Covia Holdings Corp., (1 month LIBOR + 3.750%) 6.136%, 6/1/25	155	146

	PAR VALUE	VALUE

Metals/Minerals—continued
Graftech International Ltd., (1 month LIBOR + 3.500%) 5.742%, 2/12/25	$138	$139

		366

Retail—0.1%
Neiman Marcus Group Ltd. LLC, (1 month LIBOR + 3.250%) 5.370%, 10/25/20	94	87

Service—0.9%
Advantage Sales & Marketing, Inc. Tranche B-2, (1 month LIBOR + 3.250%) 5.492%, 7/23/21	74	68
Carlisle Food Service Products, Inc.
First Lien, (3 month LIBOR + 1.000%) 1.000%, 3/20/25(15)	3	3
First Lien, (1 month LIBOR + 3.000%) 5.212%, 3/20/25	12	12
Hoya Midco LLC First Lien, (1 month LIBOR + 3.500%) 5.742%, 6/30/24	109	109
Laureate Education, Inc., (1 month LIBOR + 3.500%) 5.742%, 4/26/24	75	75
NAB Holdings LLC 2018 Refinancing, (3 month LIBOR + 3.000%) 5.386%, 7/1/24	169	167
One Call Corp. First Lien, (1 month LIBOR + 5.250%) 7.384%, 11/27/22	110	104
Pearl Intermediate Parent LLC
First Lien (3 month LIBOR + 2.165%) 4.915% 2/14/25	14	14
First Lien (3 month LIBOR + 1.000%) 1.000% 2/14/25(15)	5	5
First Lien, (1 month LIBOR + 2.750%) 4.915%, 2/14/25	65	65
PI UK Holdco II Ltd. Tranche B-1, (1 month LIBOR + 3.500%) 5.742%, 1/3/25	169	168
Red Ventures LLC First Lien, (1 month LIBOR + 4.000%) 6.242%, 11/8/24	135	137
Sedgwick Claims Management Services, Inc. Second Lien, (1 month LIBOR + 5.750%) 7.992%, 2/28/22	160	160
SSH Group Holdings, Inc. First Lien, (3 month LIBOR + 4.250%) 6.590%, 7/30/25	75	76
St. George’s University Scholastic Services LLC
(3 month LIBOR + 3.500%) 3.500%, 7/17/25(15)	14	14
(1 month LIBOR + 3.500%) 5.750%, 7/17/25	46	46
TKC Holdings, Inc. First Lien, (1 month LIBOR + 3.750%) 6.000%, 2/1/23	89	89

		1,312

Transportation—Automotive—0.1%
Navistar, Inc. Tranche B, (1 month LIBOR + 3.500%) 5.640%, 11/6/24	109	110

Utility—0.3%
APLP Holdings LP, (1 month LIBOR + 3.000%) 5.242%, 4/13/23	101	101
Brookfield WEC Holdings, Inc. (Westinghouse Electric Co., LLC)
First Lien, (1 month LIBOR + 3.750%) 5.992%, 8/1/25	100	101

See Notes to Financial Statements

TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE

Utility—continued
Second Lien, (1 month LIBOR + 6.750%) 8.992%, 8/3/26	$55		$56
Talen Energy Supply LLC, (1 month LIBOR + 4.000%) 6.242%, 4/15/24	69		69
Vistra Operations Co., LLC, (1 month LIBOR + 2.000%) 4.242%, 8/4/23	63		63

			390
TOTAL LEVERAGED LOANS (Identified Cost $7,901)			7,863

	SHARES
PREFERRED STOCKS—1.0%

Financials—0.9%
Huntington Bancshares, Inc. Series E, 5.700%	145	(11)	144
JPMorgan Chase & Co. Series V 5.000%	80	(11)	81
Series Z 5.300%	160	(11)	163
KeyCorp Series D, 5.000%(16)	230	(11)	225
M&T Bank Corp. Series F, 5.125%(16)	170	(11)	171
MetLife, Inc. Series D, 5.875%	75	(11)	77
PNC Financial Services Group, Inc. (The) Series R 4.850%	155	(11)	155
Series S 5.000%	145	(11)	144
Zions Bancorp 6.950%	6,400		180

			1,340

Industrials—0.1%
General Electric Co. Series D, 5.000%	227	(11)	222
TOTAL PREFERRED STOCKS (Identified Cost $1,541)			1,562

COMMON STOCK—63.3%

Consumer Discretionary—13.9%
Amazon.com, Inc.(1)	3,270		6,550
Carnival Corp.	9,268		591
Ctrip.com International Ltd. ADR(1)	37,169		1,382
Home Depot, Inc. (The)	7,580		1,570
Las Vegas Sands Corp.	28,490		1,690
McDonald’s Corp.	5,620		940
MercadoLibre, Inc.	2,090		712
Netflix, Inc.(1)	8,930		3,341
NIKE, Inc. Class B	19,350		1,639
Ross Stores, Inc.	15,720		1,558
Sony Corp. Sponsored ADR	15,783		957

			20,930

Consumer Staples—3.1%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	6,748		668
Marine Harvest ASA Sponsored ADR	26,849		621
Monster Beverage Corp.(1)	38,090		2,220
Philip Morris International, Inc.	13,940		1,137

			4,646

Energy—3.2%
Cabot Oil & Gas Corp.	41,700		939
Core Laboratories N.V.	6,560		760
Eni SpA. Sponsored ADR	18,145		683

	SHARES	VALUE

Energy—continued
Equinor ASA. Sponsored ADR	27,735	$782
Frontera Energy Corp.(1)	1,798	25
Pioneer Natural Resources Co.	5,830	1,016
TechnipFMC plc	21,452	670

		4,875

Financials—6.4%
Bank of America Corp.	76,450	2,252
BOC Hong Kong Holdings Ltd. Sponsored ADR	6,531	619
CaixaBank S.A. ADR	425,923	641
Charles Schwab Corp. (The)	19,500	958
China Construction Bank Corp. ADR	37,705	658
Credit Agricole S.A. ADR	81,435	579
DBS Group Holdings Ltd. Sponsored ADR	10,325	787
MarketAxess Holdings, Inc.	4,260	760
ORIX Corp. Sponsored ADR	8,805	714
Ping An Insurance Group Co. of China Ltd. ADR	26,610	539
SEI Investments Co.	9,020	551
UBS Group AG Registered Shares	40,383	635

		9,693

Health Care—5.9%
Allergan plc	4,636	883
Bayer AG Sponsored ADR	19,628	435
Bluebird Bio, Inc.(1)	3,385	494
Danaher Corp.	10,590	1,151
HealthEquity, Inc.(1)	18,790	1,774
ICON plc(1)	3,975	611
Illumina, Inc.(1)	4,880	1,791
Zoetis, Inc.	18,900	1,730

		8,869

Industrials—6.4%
Airbus SE ADR	24,028	752
Ashtead Group plc ADR	7,441	953
Caterpillar, Inc.	8,720	1,330
CoStar Group, Inc.(1)	2,990	1,258
easyJet plc Sponsored ADR	34,620	589
Golden Ocean Group Ltd.	84,121	829
Kansas City Southern	9,100	1,031
Nidec Corp. Sponsored ADR	21,442	769
Rockwell Automation, Inc.	3,430	643
Roper Technologies, Inc.	4,920	1,457

		9,611

Information Technology—21.2%
Accenture plc Class A	7,120	1,212
Activision Blizzard, Inc.	17,520	1,458
Alibaba Group Holding Ltd. Sponsored ADR(1)	22,790	3,755
Amphenol Corp. Class A	22,090	2,077
Arista Networks, Inc.(1)	3,650	971
ASML Holding NV Registered Shares	4,251	799
Avalara, Inc.(1)	25,020	874
Broadcom, Inc.	3,129	772
Facebook, Inc. Class A(1)	21,490	3,534
Gartner, Inc.(1)	5,520	875
Hitachi Ltd. ADR	10,935	741
NVIDIA Corp.	11,430	3,212
Paycom Software, Inc.(1)	13,860	2,154
SAP SE Sponsored ADR	5,087	626
Tencent Holdings Ltd. ADR	33,130	1,353

See Notes to Financial Statements

TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE

Information Technology—continued
Trade Desk, Inc. (The) Class A(1)	5,270	$795
Visa, Inc. Class A	22,220	3,335
Workday, Inc. Class A(1)	12,570	1,835
Yandex N.V. Class A(1)	46,680	1,535

		31,913

Materials—2.1%
Anhui Conch Cement Co., Ltd. ADR	34,472	1,041
Ecolab, Inc.	9,800	1,537
Glencore plc ADR(1)(18)	74,055	635

		3,213

Real Estate—0.4%
LendLease Group Sponsored ADR	44,004	625

Telecommunication Services—0.4%
BT Group plc Sponsored ADR	34,546	510

Utilities—0.3%
Veolia Environnement S.A. ADR	22,613	450
TOTAL COMMON STOCK (Identified Cost $67,422)		95,335

EXCHANGE-TRADED FUND—0.2%
iShares iBoxx High Yield Corporate Bond Index Fund(12)(18)	3,192	276
TOTAL EXCHANGE-TRADED FUND (Identified Cost $275)		276

AFFILIATED MUTUAL FUND—1.1%
Virtus Newfleet Credit Opportunities Fund Class R6(12)	165,934	1,605
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $1,652)		1,605
TOTAL LONG-TERM INVESTMENTS—99.2%
(Identified Cost $122,962)		149,474	(13)

SECURITIES LENDING COLLATERAL—1.0%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(12)(19)	1,437,656	1,438
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $1,438)		1,438
TOTAL INVESTMENTS—100.2% (Identified Cost $124,400)		150,912
Other assets and liabilities, net—(0.2)%		(322)

NET ASSETS—100.0%		$150,590

Abbreviations:

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Foreign Currencies

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand

Footnote Legend:

(1)	Non-income producing.
(2)

Variable rate security. Rate disclosed is as of September 30, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $22,532 or 15.0% of net assets.

(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)

This Note was issued for the sole purpose of funding a leveraged loan between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(6)	No contractual maturity date.
(7)	Interest payments may be deferred.
(8)	13% of the income received was in cash and 87% in PIK.
(9)	This loan will settle after September 30, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(10)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(11)	Value shown as par value.
(12)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(13)	All or a portion of the Fund’s assets have been segregated for delayed delivery security.
(14)	100% of the income received was PIK.
(15)	Represents the unfunded portion of security and commitment fee earned on this portion.
(16)	Interest may be forfeited.
(17)	Amount is less than $500.
(18)	All or a portion of security is on loan.
(19)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States (includes securities lending collateral)	71%
China	6
Japan	2
United Kingdom	2
France	2
Switzerland	2
Netherlands	2
Other	13
Total	100%
† % of total investments as of September 30, 2018.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.

See Notes to Financial Statements

TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$3,493	$—	$3,493
Corporate Bonds and Notes	26,758	—	26,758
Foreign Government Securities	3,669	—	3,669
Leveraged Loans	7,863	—	7,863
Mortgage-Backed Securities	6,813	—	6,813
U.S. Government Securities	2,100	—	2,100
Equity Securities:
Common Stocks	95,335	95,335	—
Exchange-Traded Fund	276	276	—
Preferred Stocks	1,562	180	1,382
Affiliated Mutual Fund	1,605	1,605	—
Securities Lending Collateral	1,438	1,438	—

Total Investments	$150,912	$98,834	$52,078

There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

(Reported in thousands except shares and per share amounts)

	KAR Capital Growth Fund		KAR Global Quality Dividend Fund	KAR Mid-Cap Core Fund	KAR Mid-Cap Growth Fund	KAR Small-Cap Core Fund
Assets
Investment in unaffiliated securities at value(1)(2)	$550,373		$35,956	$226,717	$197,670	$1,554,302
Foreign currency at value(3)	—		5	—	—	—
Cash	1,387		234	5,531	2,307	43,959
Receivables
Fund shares sold	57		—	1,800	1,149	2,468
Dividends and interest	261		163	134	59	262
Tax reclaims	—		22	—	—	—
Securities lending receivable	—	(4)	— (4)	—	—	—
Prepaid expenses	48		27	37	41	115
Prepaid trustee retainer	10		1	4	3	30
Other assets	32		2	13	11	94

Total assets	552,168		36,410	234,236	201,240	1,601,230

Liabilities
Payables
Fund shares repurchased	303		6	83	66	3,698
Collateral on securities loaned	5,056		5	—	—	—
Investment advisory fees	314		28	110	143	1,001
Distribution and service fees	116		10	31	37	136
Administration and accounting fees	47		3	20	17	143
Transfer agent and sub-transfer agent fees and expenses	140		14	47	41	279
Professional fees	22		19	20	21	24
Trustee deferred compensation plan	32		2	13	11	94
Other accrued expenses	23		2	8	7	58

Total liabilities	6,053		89	332	343	5,433

Net Assets	$546,115		$36,321	$233,904	$200,897	$1,595,797

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$242,135		$35,238	$186,948	$125,769	$1,170,607
Accumulated undistributed net investment income (loss)	(31)		(11)	(163)	(8)	1,408
Accumulated undistributed net realized gain (loss)	39,234		(449)	1,530	3,616	51,295
Net unrealized appreciation (depreciation) on investments	264,777		1,543	45,589	71,520	372,487

Net Assets	$546,115		$36,321	$233,904	$200,897	$1,595,797

Net Assets:
Class A	$508,124		$26,351	$33,120	$131,422	$153,109
Class C	$14,408		$5,127	$30,661	$12,571	$122,439
Class I	$17,125		$4,843	$167,649	$56,787	$1,231,686
Class R6	$6,458		$—	$2,474	$117	$88,563
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	27,663,485		1,758,894	982,503	3,697,062	4,323,262
Class C	1,004,509		353,253	970,806	444,284	4,088,730
Class I	900,424		322,433	4,893,402	1,548,916	33,053,169
Class R6	339,109		—	72,182	3,190	2,367,792
Net Asset Value and Redemption Price Per Share:
Class A	$18.37		$14.98	$33.71	$35.55	$35.42
Class C	$14.34		$14.52	$31.58	$28.30	$29.95
Class I	$19.02		$15.02	$34.26	$36.66	$37.26
Class R6	$19.04		$—	$34.28	$36.71	$37.40
Maximum offering price per share (NAV/(1-5.75%))
Class A	$19.49		$15.89	$35.77	$37.72	$37.58

(1) Investment in unaffiliated securities at cost	$285,596		$34,413	$181,128	$126,150	$1,181,815
(2) Market value of securities on loan	$4,806		$4	$—	$—	$—
(3) Foreign currency at cost	$—		$5	$—	$—	$—
(4) Amount less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2018

(Reported in thousands except shares and per share amounts)

	KAR Small-Cap Growth Fund	KAR Small-Cap Value Fund	KAR Small-Mid Cap Core Fund		Rampart Enhanced Core Equity Fund	Tactical Allocation Fund
Assets
Investment in unaffiliated securities at value(1)(2)	$5,162,700	$591,675	$3,368		$166,761	$149,307
Investments in affiliated securities at value(3)	—	—	—		—	1,605
Foreign currency at value(4)	2,523	—	—		—	—	(6)
Cash	127,605	15,731	93		3,253	1,102
Receivables
Investment securities sold	—	—	—		143	586
Fund shares sold	43,183	2,996	15		3	1
Receivable from adviser	—	—	29		—	—
Dividends and interest	1,579	587	2		142	638
Tax reclaims	—	—	—		—	6
Securities lending receivable	82	—	—		—	3
Prepaid expenses	318	53	—		41	26
Prepaid trustee retainer	91	11	—	(6)	3	3
Other assets	306	35	—	(6)	10	9

Total assets	5,338,387	611,088	3,507		170,356	153,286

Liabilities
Written options at value(5)	—	—	—		431	—
Payables
Fund shares repurchased	21,779	393	—		88	118
Investment securities purchased	6,489	—	59		85	929
Collateral on securities loaned	—	—	—		—	1,438
Investment advisory fees	3,533	352	—		101	85
Distribution and service fees	421	42	—	(6)	49	33
Administration and accounting fees	469	54	—	(6)	14	13
Transfer agent and sub-transfer agent fees and expenses	1,019	119	—	(6)	43	36
Professional fees	29	23	20		15	26
Trustee deferred compensation plan	306	35	—	(6)	10	9
Other accrued expenses	169	23	2		13	9

Total liabilities	34,214	1,041	81		849	2,696

Net Assets	$5,304,173	$610,047	$3,426		$169,507	$150,590

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$4,302,370	$453,404	$3,180		$143,095	$121,248
Accumulated undistributed net investment income (loss)	(152)	3,683	—		1,065	(212)
Accumulated undistributed net realized gain (loss)	76,710	4,066	54		(6,987)	3,042
Net unrealized appreciation (depreciation) on investments	925,245	148,894	192		31,994	26,512
Net unrealized appreciation (depreciation) on written options	—	—	—		340	—

Net Assets	$5,304,173	$610,047	$3,426		$169,507	$150,590

Net Assets:
Class A	$866,966	$83,276	$158		$118,904	$146,854
Class C	$301,749	$29,922	$135		$30,576	$3,736
Class I	$4,121,658	$475,103	$214		$15,028	$—
Class R6	$13,800	$21,746	$2,919		$4,999	$—
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	25,827,852	4,283,125	14,589		5,648,835	15,206,806
Class C	9,959,366	1,578,237	12,588		1,634,352	376,361
Class I	120,469,047	24,373,659	19,803		714,676	—
Class R6	403,195	1,114,338	270,000		237,648	—
Net Asset Value and Redemption Price Per Share:
Class A	$33.57	$19.44	$10.79		$21.05	$9.66
Class C	$30.30	$18.96	$10.75		$18.71	$9.93
Class I	$34.21	$19.49	$10.81		$21.03	$—
Class R6	$34.23	$19.51	$10.81		$21.03	$—
Maximum offering price per share (NAV/(1-5.75%))
Class A	$35.62	$20.63	$11.45		$22.33	$10.25

(1) Investment in unaffiliated securities at cost	$4,237,482	$442,781	$3,176		$134,767	$122,748
(2) Market value of securities on loan	$—	$—	$—		$—	$1,384
(3) Investments in affiliated securities at cost	$—	$—	$—		$—	$1,652
(4) Foreign currency at cost	$2,523	$—	$—		$—	$—	(6)
(5) Written options premiums received	$—	$—	$—		$771	$—
(6) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

	KAR Capital Growth Fund	KAR Global Quality Dividend Fund	KAR Mid-Cap Core Fund	KAR Mid-Cap Growth Fund	KAR Small-Cap Core Fund
Investment Income
Dividends	$3,854	$1,901	$1,480	$685	$13,844
Interest	— (1)	— (1)	—	— (1)	—
Security lending, net of fees	— (1)	— (1)	—	—	—
Foreign taxes withheld	(16)	(116)	(13)	(5)	(44)

Total investment income	3,838	1,785	1,467	680	13,800

Expenses
Investment advisory fees	3,667	331	1,274	1,050	8,690
Distribution and service fees, Class A	1,224	83	71	257	325
Distribution and service fees, Class C	143	57	237	70	896
Administration and accounting fees	553	47	169	139	1,220
Transfer agent fees and expenses	468	42	77	106	526
Sub-transfer agent fees and expenses, Class A	162	16	27	35	127
Sub-transfer agent fees and expenses, Class C	9	3	23	7	73
Sub-transfer agent fees and expenses, Class I	12	6	103	16	647
Interest expense	—	1	—	—	—
Registration fees	71	51	74	63	144
Printing fees and expenses	56	8	22	16	122
Custodian fees	5	16	2	2	1
Professional fees	36	25	25	24	45
Trustees’ fees and expenses	38	4	10	8	70
Miscellaneous expenses	26	4	8	6	45

Total expenses	6,470	694	2,122	1,799	12,931
Less expenses reimbursed and/or waived by investment adviser	(5)	(68)	(301)	—	—
Less low balance account fees	(21)	(1)	— (1)	(3)	— (1)
Plus expenses recaptured	—	—	—	37	—

Net expenses	6,444	625	1,821	1,833	12,931

Net investment income (loss)	(2,606)	1,160	(354)	(1,153)	869

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Unaffiliated investments	42,676	2,065	3,295	4,945	51,859
Foreign Currency Transactions	—	(11)	—	—	(19)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	51,887	(1,699)	25,586	34,077	178,214
Foreign Currency Transactions	—	— (1)	—	—	—

Net realized and unrealized gain (loss) on investments	94,563	355	28,881	39,022	230,054

Net increase (decrease) in net assets resulting from operations	$91,957	$1,515	$28,527	$37,869	$230,923

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

	KAR Small-Cap Growth Fund	KAR Small-Cap Value Fund		KAR Small-Mid Cap Core Fund(1)		Rampart Enhanced Core Equity Fund	Tactical Allocation Fund

Investment Income
Dividends	$30,076	$9,274		$16		$3,345	$1,268
Dividends from affiliated Fund	—	—		—		—	83
Interest	— (2)	—	(2)	—		— (2)	2,820
Security lending, net of fees	82	—		—		—	3
Foreign taxes withheld	—	(58)		—	(2)	—	(55)

Total investment income	30,158	9,216		16		3,345	4,119

Expenses
Investment advisory fees	24,766	3,528		13		1,317	1,055
Distribution and service fees, Class A	1,248	218		—	(2)	294	367
Distribution and service fees, Class C	1,765	296		1		314	39
Administration and accounting fees	3,168	533		3		186	161
Transfer agent fees and expenses	1,375	252		1		126	119
Sub-transfer agent fees and expenses, Class A	523	89		—	(2)	62	56
Sub-transfer agent fees and expenses, Class C	165	19		—		16	3
Sub-transfer agent fees and expenses, Class I	2,265	312		—	(2)	20	—
Registration fees	285	97		15		65	40
Printing fees and expenses	317	63		26		20	18
Custodian fees	4	—	(2)	—	(2)	10	35
Professional fees	75	36		31		21	31
Trustees’ fees and expenses	164	34		—	(2)	13	11
Miscellaneous expenses	111	23		3		10	9

Total expenses	36,231	5,500		93		2,474	1,944
Less expenses reimbursed and/or waived by investment adviser	—	—		(75)		(200)	(9)
Low balance account fees	(3)	(1)		—		(2)	(4)

Net expenses	36,228	5,499		18		2,272	1,931

Net investment income (loss)	(6,070)	3,717		(2)		1,073	2,188

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Unaffiliated investments	85,740	4,086		56		3,419	3,139
Foreign Currency Transactions	(191)	—		—		—	— (2)
Written Options	—	—		—		(9,937)	—
Net change in unrealized appreciation (depreciation) on:
Affiliated Investments	—	—		—		—	(20)
Unaffiliated investments	605,120	29,090		192		22,165	8,521
Foreign Currency Transactions	27	—		—		—	— (2)
Written Options	—	—		—		100	—

Net realized and unrealized gain (loss) on investments	690,696	33,176		248		15,747	11,640

Net increase (decrease) in net assets resulting from operations	$684,626	$36,893		$246		$16,820	$13,828

(1) Inception date March 7, 2018.

(2) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	KAR Capital Growth Fund			KAR Global Quality Dividend Fund
	Year Ended September 30, 2018	Fiscal Period Ended September 30, 2017(1)	Year Ended March 31, 2017	Year Ended September 30, 2018	Fiscal Period Ended September 30, 2017(1)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$(2,606)	$(961)	$(1,557)	$1,160	$1,042	$786
Net realized gain (loss)	42,676	26,076	37,319	2,054	966	18,741
Net change in unrealized appreciation (depreciation)	51,887	41,631	12,779	(1,699)	479	(12,232)

Increase (decrease) in net assets resulting from operations	91,957	66,746	48,541	1,515	2,487	7,295

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	—	—	—	(1,564)	(702)	(462)
Class C	—	—	—	(236)	(52)	—
Class I	—	—	—	(227)	(126)	(73)
Net Realized Gains:
Class A	(23,456)	(4,395)	(31,380)	(3,444)	(2,728)	—
Class B	—	—	(68)	—	—	—
Class C	(887)	(170)	(1,402)	(470)	(413)	—
Class I	(664)	(114)	(670)	(390)	(417)	—

Dividends and distributions to shareholders	(25,007)	(4,679)	(33,520)	(6,331)	(4,438)	(535)

Change in Net Assets From Capital Transactions (See Note 6)
Class A	(1,204)	(14,052)	(13,975)	(13,926)	(999)	(8,659)
Class B	—	—	(1,437)	—	—	—
Class C	(1,201)	(1,139)	(6,689)	(466)	(626)	(2,075)
Class I	2,198	719	1,623	(1,290)	(321)	(98)
Class R6	6,134	—	—	—	—	—

Increase (decrease) in net assets from capital transactions	5,927	(14,472)	(20,478)	(15,682)	(1,946)	(10,832)

Net increase (decrease) in net assets	72,877	47,595	(5,457)	(20,498)	(3,897)	(4,072)

Net Assets
Beginning of period	473,238	425,643	431,100	56,819	60,716	64,788

End of period	$546,115	$473,238	$425,643	$36,321	$56,819	$60,716

Accumulated undistributed net investment income (loss) at end of period	$(31)	$(20)	$(118)	$(11)	$870	$711

(1) The Fund changed its fiscal year end to September 30 during the period.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	KAR Mid-Cap Core Fund			KAR Mid-Cap Growth Fund
	Year Ended September 30, 2018	Fiscal Period Ended September 30, 2017(1)	Year Ended March 31, 2017	Year Ended September 30, 2018	Fiscal Period Ended September 30, 2017(1)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$(354)	$(161)	$(181)	$(1,153)	$(421)	$(636)
Net realized gain (loss)	3,295	(1,087)	369	4,945	5,473	2,053
Net change in unrealized appreciation (depreciation)	25,586	9,658	7,696	34,077	6,593	9,805

Increase (decrease) in net assets resulting from operations	28,527	8,410	7,884	37,869	11,645	11,222

Dividends and Distributions to Shareholders:
Net Realized Gains:
Class A	—	(81)	—	(4,734)	(402)	(1,177)
Class B	—	—	—	—	—	(3)
Class C	—	(56)	—	(334)	(29)	(100)
Class I	—	(196)	—	(242)	(20)	(50)

Dividends and distributions to shareholders	—	(333)	—	(5,310)	(451)	(1,330)

Change in Net Assets From Capital Transactions (See Note 6)
Class A	1,611	3,725	(3,230)	20,953	(5,804)	(4,977)
Class B	—	—	—	—	—	(349)
Class C	8,773	2,347	6,343	6,011	(990)	(466)
Class I	78,595	14,098	39,940	46,976	32	501
Class R6	2,335	—	—	96	—	—

Increase (decrease) in net assets from capital transactions	91,314	20,170	43,053	74,036	(6,762)	(5,291)

Net increase (decrease) in net assets	119,841	28,247	50,937	106,595	4,432	4,601

Net Assets
Beginning of period	114,063	85,816	34,879	94,302	89,870	85,269

End of period	$233,904	$114,063	$85,816	$200,897	$94,302	$89,870

Accumulated undistributed net investment income (loss) at end of period	$(163)	$(4)	$(64)	$(8)	$(4)	$(128)

(1) The Fund changed its fiscal year end to September 30 during the period.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	KAR Small-Cap Core Fund			KAR Small-Cap Growth Fund
	Year Ended September 30, 2018	Fiscal Period Ended September 30, 2017(1)	Year Ended March 31, 2017	Year Ended September 30, 2018	Fiscal Period Ended September 30, 2017(1)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$869	$(949)	$(882)	$(6,070)	$(3,445)	$(2,732)
Net realized gain (loss)	51,840	977	13,272	85,549	(179)	(530)
Net change in unrealized appreciation (depreciation)	178,214	82,548	58,696	605,147	192,974	89,239

Increase (decrease) in net assets resulting from operations	230,923	82,576	71,086	684,626	189,350	85,977

Dividends and Distributions to Shareholders:
Net Realized Gains:
Class A	(148)	(33)	(3,619)	—	(4)	(3,423)
Class C	(110)	(29)	(2,464)	—	(1)	(815)
Class I	(781)	(183)	(14,391)	—	(11)	(3,649)
Class R6	(71)	(16)	(1,436)	—	—	—

Dividends and distributions to shareholders	(1,110)	(261)	(21,910)	—	(16)	(7,887)

Change in Net Assets From Capital Transactions (See Note 6)
Class A	46,792	7,469	669	490,851	39,060	66,312
Class C	48,415	4,421	9,088	168,408	21,772	32,713
Class I	585,811	76,745	115,257	2,503,278	461,883	348,597
Class R6	29,571	7,704	7,139	12,739	—	—

Increase (decrease) in net assets from capital transactions	710,589	96,339	132,153	3,175,276	522,715	447,622

Net increase (decrease) in net assets	940,402	178,655	181,329	3,859,902	712,049	525,712

Net Assets
Beginning of period	655,395	476,740	295,411	1,444,271	732,222	206,510

End of period	$1,595,797	$655,395	$476,740	$5,304,173	$1,444,271	$732,222

Accumulated undistributed net investment income (loss) at end of period	$1,408	$(23)	$(17)	$(152)	$(42)	$(1,112)

(1) The Fund changed its fiscal year end to September 30 during the period.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	KAR Small-Cap Value Fund			KAR Small-Mid Cap Core Fund
	Year Ended September 30, 2018	Fiscal Period Ended September 30, 2017(1)	Year Ended March 31, 2017	From inception March 7, 2018 to September 30, 2018
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$3,717	$776	$4,329	$(2)
Net realized gain (loss)	4,086	7,206	22,843	56
Net change in unrealized appreciation (depreciation)	29,090	25,088	35,164	192

Increase (decrease) in net assets resulting from operations	36,893	33,070	62,336	246

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(43)	(85)	(1,269)	—
Class C	(7)	—	(219)	—
Class I	(396)	(607)	(3,715)	—
Class R6	(19)	(12)	(1)	—
Net Realized Gains:
Class A	(1,359)	(3,083)	(5,493)	—
Class C	(468)	(1,062)	(1,848)	—
Class I	(5,046)	(9,201)	(12,527)	—
Class R6	(216)	(143)	(2)	—

Dividends and distributions to shareholders	(7,554)	(14,193)	(25,074)	—

Change in Net Assets From Capital Transactions (See Note 6)
Class A	(8,850)	(5,537)	8,100	149
Class C	(1,250)	(823)	2,713	128
Class I	152,683	44,299	73,702	203
Class R6	10,507	9,553	103	2,700

Increase (decrease) in net assets from capital transactions	153,090	47,492	84,618	3,180

Net increase (decrease) in net assets	182,429	66,369	121,880	3,426

Net Assets
Beginning of period	427,618	361,249	239,369	—

End of period	$610,047	$427,618	$361,249	$3,426

Accumulated undistributed net investment income (loss) at end of period	$3,683	$325	$253	$—

(1) The Fund changed its fiscal year end to September 30 during the period.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Rampart Enhanced Core Equity Fund			Tactical Allocation Fund
	Year Ended September 30, 2018	Fiscal Period Ended September 30, 2017(1)	Year Ended March 31, 2017	Year Ended September 30, 2018	Fiscal Period Ended September 30, 2017(1)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$1,073	$452	$1,073	$2,188	$1,295	$2,835
Net realized gain (loss)	(6,518)	13,531	23,880	3,139	1,582	11,061
Net change in unrealized appreciation (depreciation)	22,265	1,571	(1,318)	8,501	9,870	(1,016)

Increase (decrease) in net assets resulting from operations	16,820	15,554	23,635	13,828	12,747	12,880

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(322)	(334)	(1,189)	(2,102)	(1,295)	(2,473)
Class B	—	—	—	—	—	(1)
Class C	—	(33)	(23)	(23)	(20)	(43)
Class I	(128)	(75)	(299)	—	—	—
Net Realized Gains:
Class A	(7,667)	(9,614)	(2,709)	(1,114)	(274)	(11,015)
Class B		—	—		—	(10)
Class C	(2,242)	(3,015)	(981)	(30)	(8)	(349)
Class I	(2,098)	(1,784)	(465)	—	—	—

Dividends and distributions to shareholders	(12,457)	(14,855)	(5,666)	(3,269)	(1,597)	(13,891)

Change in Net Assets From Capital Transactions (See Note 6)
Class A	(5,360)	6,623	524	(5,908)	(5,732)	(9,161)
Class B	—	—	—	—	—	(208)
Class C	(2,831)	(4,434)	(3,110)	(596)	(649)	(1,069)
Class I	(17,626)	11,030	6,999	—	—	—
Class R6	5,321	—	—	—	—	—

Increase (decrease) in net assets from capital transactions	(20,496)	13,219	4,413	(6,504)	(6,381)	(10,438)

Net increase (decrease) in net assets	(16,133)	13,918	22,382	4,055	4,769	(11,449)

Net Assets
Beginning of period	185,640	171,722	149,340	146,535	141,766	153,215

End of period	$169,507	$185,640	$171,722	$150,590	$146,535	$141,766

Accumulated undistributed net investment income (loss) at end of period	$1,065	$436	$426	$(212)	$(150)	$(9)

(1) The Fund changed its fiscal year end to September 30 during the period.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(10)		Ratio of Gross Expenses to Average Net Assets(3)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)		Portfolio Turnover Rate(4)
KAR Capital Growth Fund
Class A
10/1/17 to 9/30/18	$16.18	(0.08)		3.13	3.05	—	(0.86)	(0.86)	2.19	$18.37	19.56%		$508,124	1.22%		1.22%	(0.49)%		17%
4/1/17 to 9/30/17(14)	14.10	(0.03)		2.27	2.24	—	(0.16)	(0.16)	2.08	16.18	15.93		446,720	1.30	(12)	1.30	(0.40)		13
4/1/16 to 3/31/17	13.66	(0.05)		1.64	1.59	—	(1.15)	(1.15)	0.44	14.10	12.34	(13)	402,118	1.33	(9)(12)(13)	1.34	(0.40	)(13)	21
4/1/15 to 3/31/16	14.23	(0.05)		0.13	0.08	—	(0.65)	(0.65)	(0.57)	13.66	0.39		401,617	1.30	(12)	1.30	(0.32)		20
4/1/14 to 3/31/15	12.41	(0.03)		2.40	2.37	—	(0.55)	(0.55)	1.82	14.23	19.29		433,635	1.28	(12)	1.28	(0.22)		28
4/1/13 to 3/31/14	10.45	(0.01)		2.00	1.99	(0.03)	—	(0.03)	1.96	12.41	19.11		399,131	1.28	(12)	1.28	(0.11)		26

Class C
10/1/17 to 9/30/18	$12.91	(0.17)		2.46	2.29	—	(0.86)	(0.86)	1.43	$14.34	18.58%		$14,408	1.99%		2.00%	(1.26)%		17%
4/1/17 to 9/30/17(14)	11.32	(0.07)		1.82	1.75	—	(0.16)	(0.16)	1.59	12.91	15.51		14,052	2.08	(12)	2.08	(1.18)		13
4/1/16 to 3/31/17	11.27	(0.13)		1.33	1.20	—	(1.15)	(1.15)	0.05	11.32	11.47	(13)	13,345	2.08	(9)(12)(13)	2.09	(1.16	)(13)	21
4/1/15 to 3/31/16	11.93	(0.12)		0.11	(0.01)	—	(0.65)	(0.65)	(0.66)	11.27	(0.31)		19,832	2.05	(12)	2.06	(1.07)		20
4/1/14 to 3/31/15	10.57	(0.11)		2.02	1.91	—	(0.55)	(0.55)	1.36	11.93	18.28		11,999	2.02	(12)	2.02	(0.97)		28
4/1/13 to 3/31/14	8.94	(0.08)		1.71	1.63	—	—	—	1.63	10.57	18.23		6,329	2.03	(12)	2.03	(0.86)		26

Class I
10/1/17 to 9/30/18	$16.69	(0.05)		3.24	3.19	—	(0.86)	(0.86)	2.33	$19.02	19.81%		$17,125	0.99%		0.99%	(0.26)%		17%
4/1/17 to 9/30/17(14)	14.52	(0.01)		2.34	2.33	—	(0.16)	(0.16)	2.17	16.69	16.09		12,466	1.08	(12)	1.08	(0.18)		13
4/1/16 to 3/31/17	14.00	(0.01)		1.68	1.67	—	(1.15)	(1.15)	0.52	14.52	12.61	(13)	10,180	1.08	(9)(12)(13)	1.09	(0.15	)(13)	21
4/1/15 to 3/31/16	14.53	(0.01)		0.13	0.12	—	(0.65)	(0.65)	(0.53)	14.00	0.66		8,227	1.05	(12)	1.05	(0.07)		20
4/1/14 to 3/31/15	12.64	—	(5)	2.44	2.44	—	(0.55)	(0.55)	1.89	14.53	19.50		8,595	1.02	(12)	1.02	0.03		28
4/1/13 to 3/31/14	10.64	0.02		2.04	2.06	(0.06)	—	(0.06)	2.00	12.64	19.45		5,532	1.03	(12)	1.03	0.14		26

Class R6
1/30/18(7) to 9/30/18	$18.46	(—	)(5)	0.58	0.58	—	—	—	0.58	$19.04	3.14%		$6,458	0.80	%(8)	0.91%	(0.03)%		17	%(11)
KAR Global Quality
Dividend Fund
Class A
10/1/17 to 9/30/18	$16.20	0.40		0.25	0.65	(0.65)	(1.22)	(1.87)	(1.22)	$14.98	4.24%		$26,351	1.35%		1.50%	2.63%		33%
4/1/17 to 9/30/17(14)	16.81	0.30		0.41	0.71	(0.27)	(1.05)	(1.32)	(0.61)	16.20	4.31		44,188	1.35		1.56	3.65		13
4/1/16 to 3/31/17	15.09	0.20		1.66	1.86	(0.14)	—	(0.14)	1.72	16.81	12.42		46,670	1.36	(9)	1.48	1.29		119
4/1/15 to 3/31/16	15.40	0.14		(0.37)	(0.23)	(0.08)	—	(0.08)	(0.31)	15.09	(1.53)		50,081	1.35		1.44	0.94		25
4/1/14 to 3/31/15	13.93	0.10		1.49	1.59	(0.12)	—	(0.12)	1.47	15.40	11.45		55,215	1.35		1.42	0.71		56
4/1/13 to 3/31/14	11.96	0.10		1.98	2.08	(0.11)	—	(0.11)	1.97	13.93	17.50		49,275	1.35		1.43	0.81		23

Class C
10/1/17 to 9/30/18	$15.82	0.32		0.22	0.54	(0.62)	(1.22)	(1.84)	(1.30)	$14.52	3.56%		$5,127	2.10%		2.25%	2.16%		33%
4/1/17 to 9/30/17(14)	16.38	0.23		0.39	0.62	(0.13)	(1.05)	(1.18)	(0.56)	15.82	3.86		6,107	2.10		2.33	2.87		13
4/1/16 to 3/31/17	14.68	0.08		1.62	1.70	—	—	—	1.70	16.38	11.58		6,950	2.11	(9)	2.23	0.54		119
4/1/15 to 3/31/16	15.03	0.01		(0.35)	(0.34)	(0.01)	—	(0.01)	(0.35)	14.68	(2.26)		8,211	2.10		2.18	0.10		25
4/1/14 to 3/31/15	13.67	0.01		1.43	1.44	(0.08)	—	(0.08)	1.36	15.03	10.64		20,383	2.10		2.16	0.07		56
4/1/13 to 3/31/14	11.77	0.01		1.94	1.95	(0.05)	—	(0.05)	1.90	13.67	16.56		3,803	2.10		2.18	0.05		23

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(10)		Ratio of Gross Expenses to Average Net Assets(3)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover Rate(4)
KAR Global Quality
Dividend Fund (Continued)
Class I
10/1/17 to 9/30/18	$16.20	0.47	0.23	0.70	(0.66)	(1.22)	(1.88)	(1.18)	$15.02	4.56%	$4,843	1.10%		1.29%	3.14%	33%
4/1/17 to 9/30/17(14)	16.84	0.29	0.44	0.73	(0.32)	(1.05)	(1.37)	(0.64)	16.20	4.41	6,524	1.10		1.33	3.53	13
4/1/16 to 3/31/17	15.12	0.25	1.65	1.90	(0.18)	—	(0.18)	1.72	16.84	12.66	7,096	1.11	(9)	1.23	1.59	119
4/1/15 to 3/31/16	15.40	0.17	(0.35)	(0.18)	(0.10)	—	(0.10)	(0.28)	15.12	(1.21)	6,496	1.10		1.18	1.15	25
4/1/14 to 3/31/15	13.93	0.14	1.49	1.63	(0.16)	—	(0.16)	1.47	15.40	11.72	9,776	1.10		1.17	0.96	56
4/1/13 to 3/31/14	11.97	0.13	1.97	2.10	(0.14)	—	(0.14)	1.96	13.93	17.70	9,546	1.10		1.18	0.99	23
KAR Mid-Cap Core Fund
Class A
10/1/17 to 9/30/18	$27.95	(0.09)	5.85	5.76	—	—	—	5.76	$33.71	20.61%	$33,120	1.20%		1.39%	(0.29)%	21%
4/1/17 to 9/30/17(14)	25.80	(0.05)	2.29	2.24	—	(0.09)	(0.09)	2.15	27.95	8.70	26,238	1.20		1.49	(0.35)	11
4/1/16 to 3/31/17	22.60	(0.08)	3.28	3.20	—	—	—	3.20	25.80	14.16	20,615	1.26	(8)(9)	1.55	(0.32)	28
4/1/15 to 3/31/16	23.00	(0.06)	(0.20)	(0.26)	—	(0.14)	(0.14)	(0.40)	22.60	(1.14)	20,639	1.35		1.64	(0.27)	21
4/1/14 to 3/31/15	19.80	(0.07)	4.47	4.40	—	(1.20)	(1.20)	3.20	23.00	22.75	13,080	1.35		2.46	(0.34)	26
4/1/13 to 3/31/14	17.49	(0.06)	2.68	2.62	—	(0.31)	(0.31)	2.31	19.80	15.17	3,027	1.35		3.08	(0.31)	30

Class C
10/1/17 to 9/30/18	$26.38	(0.31)	5.51	5.20	—	—	—	5.20	$31.58	19.71%	$30,661	1.95%		2.14%	(1.04)%	21%
4/1/17 to 9/30/17(14)	24.45	(0.14)	2.16	2.02	—	(0.09)	(0.09)	1.93	26.38	8.28	17,870	1.95		2.25	(1.10)	11
4/1/16 to 3/31/17	21.57	(0.24)	3.12	2.88	—	—	—	2.88	24.45	13.35	14,279	2.00	(8)(9)	2.28	(1.04)	28
4/1/15 to 3/31/16	22.12	(0.22)	(0.19)	(0.41)	—	(0.14)	(0.14)	(0.55)	21.57	(1.91)	6,670	2.10		2.38	(1.03)	21
4/1/14 to 3/31/15	19.23	(0.23)	4.32	4.09	—	(1.20)	(1.20)	2.89	22.12	21.84	4,363	2.10		2.83	(1.10)	26
4/1/13 to 3/31/14	17.12	(0.18)	2.60	2.42	—	(0.31)	(0.31)	2.11	19.23	14.32	209	2.10		3.84	(1.01)	30

Class I
10/1/17 to 9/30/18	$28.34	(0.01)	5.93	5.92	—	—	—	5.92	$34.26	20.93%	$167,649	0.95%		1.14%	(0.03)%	21%
4/1/17 to 9/30/17(14)	26.12	(0.01)	2.32	2.31	—	(0.09)	(0.09)	2.22	28.34	8.82	69,955	0.95		1.25	(0.10)	11
4/1/16 to 3/31/17	22.82	(0.01)	3.31	3.30	—	—	—	3.30	26.12	14.46	50,922	0.99	(8)(9)	1.26	(0.02)	28
4/1/15 to 3/31/16	23.17	(0.01)	(0.20)	(0.21)	—	(0.14)	(0.14)	(0.35)	22.82	(0.92)	7,570	1.10		1.38	(0.03)	21
4/1/14 to 3/31/15	19.89	(0.03)	4.51	4.48	—	(1.20)	(1.20)	3.28	23.17	23.05	4,804	1.10		2.17	(0.16)	26
4/1/13 to 3/31/14	17.52	(0.01)	2.69	2.68	—	(0.31)	(0.31)	2.37	19.89	15.48	1,178	1.10		2.85	(0.08)	30
4/1/12 to 3/31/13	15.84	0.25	1.84	2.09	(0.30)	(0.11)	(0.41)	1.68	17.52	13.50	1,316	1.10		3.65	1.56	62

Class R6
1/30/18(7) to 9/30/18	$32.78	0.02	1.48	1.50	—	—	—	1.50	$34.28	4.58%	$2,474	0.87%		1.06%	0.10%	21	%(11)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(10)		Ratio of Gross Expenses to Average Net Assets(3)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)		Portfolio Turnover Rate(4)
KAR Mid-Cap Growth Fund
Class A
10/1/17 to 9/30/18	$27.74	(0.28)	9.65	9.37	—	(1.56)	(1.56)	7.81	$35.55	35.38%		$131,422	1.40	%(6)	1.37%	(0.88)%		19%
4/1/17 to 9/30/17(14)	24.56	(0.12)	3.43	3.31	—	(0.13)	(0.13)	3.18	27.74	13.48		84,912	1.40		1.49	(0.88)		12
4/1/16 to 3/31/17	21.92	(0.16)	3.15	2.99	—	(0.35)	(0.35)	2.64	24.56	13.81	(13)	80,648	1.41	(9)(13)	1.52	(0.75	)(13)	20
4/1/15 to 3/31/16	22.80	(0.18)	(0.36)	(0.54)	—	(0.34)	(0.34)	(0.88)	21.92	(2.51)		76,660	1.39		1.49	(0.84)		26
4/1/14 to 3/31/15	21.30	(0.15)	2.34	2.19	—	(0.69)	(0.69)	1.50	22.80	10.50		83,158	1.43	(8)	1.46	(0.71)		27
4/1/13 to 3/31/14	19.02	(0.15)	2.43	2.28	—	—	—	2.28	21.30	11.99		81,016	1.45		1.44	(0.74)		32

Class C
10/1/17 to 9/30/18	$22.54	(0.42)	7.74	7.32	—	(1.56)	(1.56)	5.76	$28.30	34.40%		$12,571	2.15	%(6)	2.17%	(1.63)%		19%
4/1/17 to 9/30/17(14)	20.06	(0.17)	2.78	2.61	—	(0.13)	(0.13)	2.48	22.54	13.01		4,971	2.15		2.28	(1.63)		12
4/1/16 to 3/31/17	18.09	(0.27)	2.59	2.32	—	(0.35)	(0.35)	1.97	20.06	13.03	(13)	5,350	2.16	(9)(13)	2.27	(1.50	)(13)	20
4/1/15 to 3/31/16	19.02	(0.29)	(0.30)	(0.59)	—	(0.34)	(0.34)	(0.93)	18.09	(3.23)		5,319	2.14		2.24	(1.60)		26
4/1/14 to 3/31/15	18.01	(0.26)	1.96	1.70	—	(0.69)	(0.69)	1.01	19.02	9.68		5,976	2.18	(8)	2.21	(1.46)		27
4/1/13 to 3/31/14	16.21	(0.26)	2.06	1.80	—	—	—	1.80	18.01	11.10		5,233	2.20		2.19	(1.49)		32

Class I
10/1/17 to 9/30/18	$28.49	(0.22)	9.95	9.73	—	(1.56)	(1.56)	8.17	$36.66	35.72%		$56,787	1.15	%(6)	1.13%	(0.65)%		19%
4/1/17 to 9/30/17(14)	25.20	(0.09)	3.51	3.42	—	(0.13)	(0.13)	3.29	28.49	13.58		4,419	1.15		1.27	(0.63)		12
4/1/16 to 3/31/17	22.42	(0.11)	3.24	3.13	—	(0.35)	(0.35)	2.78	25.20	14.13	(13)	3,872	1.16	(9)(13)	1.27	(0.50	)(13)	20
4/1/15 to 3/31/16	23.26	(0.13)	(0.37)	(0.50)	—	(0.34)	(0.34)	(0.84)	22.42	(2.24)		2,961	1.14		1.24	(0.60)		26
4/1/14 to 3/31/15	21.66	(0.10)	2.39	2.29	—	(0.69)	(0.69)	1.60	23.26	10.79		3,288	1.18	(8)	1.21	(0.46)		27
4/1/13 to 3/31/14	19.30	(0.10)	2.46	2.36	—	—	—	2.36	21.66	12.23		2,324	1.20		1.19	(0.49)		32

Class R6
1/30/18(7) to 9/30/18	$31.74	(0.09)	5.06	4.97	—	—	—	4.97	$36.71	15.66%		$117	0.93	%(6)(8)	1.09%	(0.40)%		19	%(11)
KAR Small-Cap Core Fund
Class A
10/1/17 to 9/30/18	$28.05	(0.03)	7.44	7.41	—	(0.04)	(0.04)	7.37	$35.42	26.42%		$153,109	1.29%		1.29%	(0.08)%		13%
4/1/17 to 9/30/17(14)	24.21	(0.06)	3.91	3.85	—	(0.01)	(0.01)	3.84	28.05	15.92		79,752	1.33		1.33	(0.49)		2
4/1/16 to 3/31/17	21.39	(0.07)	4.26	4.19	—	(1.37)	(1.37)	2.82	24.21	20.26	(13)	62,122	1.37	(9)(13)	1.37	(0.31	)(13)	24
4/1/15 to 3/31/16	25.65	(0.05)	0.01	(0.04)	(0.05)	(4.17)	(4.22)	(4.26)	21.39	0.02		53,722	1.37		1.37	(0.21)		33
4/1/14 to 3/31/15	24.19	0.03	3.07	3.10	—	(1.64)	(1.64)	1.46	25.65	13.28		67,696	1.34		1.34	0.12		28
4/1/13 to 3/31/14	21.41	(0.02)	2.84	2.82	(0.03)	(0.01)	(0.04)	2.78	24.19	13.17		162,302	1.39		1.39	(0.09)		31

Class C
10/1/17 to 9/30/18	$23.90	(0.23)	6.32	6.09	—	(0.04)	(0.04)	6.05	$29.95	25.52%		$122,439	2.02%		2.02%	(0.82)%		13%
4/1/17 to 9/30/17(14)	20.71	(0.14)	3.34	3.20	—	(0.01)	(0.01)	3.19	23.90	15.47		56,526	2.08		2.08	(1.23)		2
4/1/16 to 3/31/17	18.61	(0.21)	3.68	3.47	—	(1.37)	(1.37)	2.10	20.71	19.39	(13)	44,789	2.12	(9)(13)	2.12	(1.10	)(13)	24
4/1/15 to 3/31/16	22.98	(0.19)	(0.01)	(0.20)	—	(4.17)	(4.17)	(4.37)	18.61	(0.73)		31,711	2.12		2.12	(0.95)		33
4/1/14 to 3/31/15	21.99	(0.11)	2.74	2.63	—	(1.64)	(1.64)	0.99	22.98	12.44		33,735	2.09		2.09	(0.50)		28
4/1/13 to 3/31/14	19.58	(0.18)	2.60	2.42	— (5)	(0.01)	(0.01)	2.41	21.99	12.35		33,437	2.14		2.14	(0.84)		31

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(10)		Ratio of Gross Expenses to Average Net Assets(3)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)		Portfolio Turnover Rate(4)
KAR Small-Cap Core Fund
(Continued)
Class I
10/1/17 to 9/30/18	$29.44	0.06	7.80	7.86	—		(0.04)	(0.04)	7.82	$37.26	26.73%		$1,231,686	1.01%		1.01%	0.18%		13%
4/1/17 to 9/30/17(14)	25.37	(0.03)	4.11	4.08	—		(0.01)	(0.01)	4.07	29.44	16.10		474,552	1.08		1.08	(0.23)		2
4/1/16 to 3/31/17	22.30	(0.03)	4.47	4.44	—		(1.37)	(1.37)	3.07	25.37	20.57	(13)	338,491	1.12	(9)(13)	1.12	(0.11	)(13)	24
4/1/15 to 3/31/16	26.58	0.01	0.01	0.02	(0.13)		(4.17)	(4.30)	(4.28)	22.30	0.28		189,167	1.12		1.12	0.04		33
4/1/14 to 3/31/15	24.95	0.13	3.14	3.27	—		(1.64)	(1.64)	1.63	26.58	13.57		248,933	1.08		1.08	0.53		28
4/1/13 to 3/31/14	22.04	0.04	2.92	2.96	(0.04)		(0.01)	(0.05)	2.91	24.95	13.44		242,400	1.14		1.14	0.19		31

Class R6
10/1/17 to 9/30/18	$29.52	0.09	7.83	7.92	—		(0.04)	(0.04)	7.88	$37.40	26.86%		$88,563	0.94%		0.94%	0.25%		13%
4/1/17 to 9/30/17(14)	25.44	(0.02)	4.11	4.09	—		(0.01)	(0.01)	4.08	29.52	16.14		44,565	0.99		0.99	(0.14)		2
4/1/16 to 3/31/17	22.33	— (5)	4.48	4.48	—		(1.37)	(1.37)	3.11	25.44	20.68	(13)	31,338	1.01	(9)(13)	1.01	0.01	(13)	24
4/1/15 to 3/31/16	26.59	0.07	(0.01)	0.06	(0.15)		(4.17)	(4.32)	(4.26)	22.33	0.41		20,811	1.01		1.02	0.33		33
11/12/14(7) to 3/31/15	25.99	0.12	1.36	1.48	—		(0.88)	(0.88)	0.60	26.59	5.83		106	0.97		0.97	1.18		28	(11)
KAR Small-Cap Growth
Fund
Class A
10/1/17 to 9/30/18	$25.43	(0.11)	8.25	8.14	—		—	—	8.14	$33.57	32.01%		$866,966	1.37%		1.37%	(0.37)%		13%
4/1/17 to 9/30/17(14)	21.12	(0.09)	4.40	4.31	—	(5)	—	— (5)	4.31	25.43	20.41		263,281	1.50	(6)	1.46	(0.81)		1
4/1/16 to 3/31/17	17.67	(0.14)	4.14	4.00	—		(0.55)	(0.55)	3.45	21.12	23.25	(13)	184,302	1.50	(9)(13)	1.51	(0.73	)(13)	21
4/1/15 to 3/31/16	17.54	(0.10)	0.73	0.63	—		(0.50)	(0.50)	0.13	17.67	3.69		88,715	1.49		1.53	(0.59)		27
4/1/14 to 3/31/15	16.97	(0.13)	2.46	2.33	—		(1.76)	(1.76)	0.57	17.54	14.56		83,611	1.50		1.57	(0.76)		27
4/1/13 to 3/31/14	14.92	(0.15)	2.68	2.53	—		(0.48)	(0.48)	2.05	16.97	17.15		94,902	1.50		1.56	(0.93)		23

Class C
10/1/17 to 9/30/18	$23.13	(0.31)	7.48	7.17	—		—	—	7.17	$30.30	31.00%		$301,749	2.10%		2.10%	(1.10)%		13%
4/1/17 to 9/30/17(14)	19.28	(0.17)	4.02	3.85	—	(5)	—	— (5)	3.85	23.13	19.97		93,560	2.25	(6)	2.21	(1.56)		1
4/1/16 to 3/31/17	16.30	(0.26)	3.79	3.53	—		(0.55)	(0.55)	2.98	19.28	22.30	(13)	58,327	2.26	(9)(13)	2.26	(1.49	)(13)	21
4/1/15 to 3/31/16	16.33	(0.21)	0.68	0.47	—		(0.50)	(0.50)	(0.03)	16.30	2.97		19,525	2.25		2.28	(1.34)		27
4/1/14 to 3/31/15	16.03	(0.24)	2.30	2.06	—		(1.76)	(1.76)	0.30	16.33	13.68		15,594	2.25		2.32	(1.51)		27
4/1/13 to 3/31/14	14.22	(0.26)	2.55	2.29	—		(0.48)	(0.48)	1.81	16.03	16.29		13,298	2.25		2.31	(1.68)		23

Class I
10/1/17 to 9/30/18	$25.86	(0.03)	8.38	8.35	—		—	—	8.35	$34.21	32.29%		$4,121,658	1.10%		1.10%	(0.10)%		13%
4/1/17 to 9/30/17(14)	21.45	(0.07)	4.48	4.41	—	(5)	—	— (5)	4.41	25.86	20.56		1,087,430	1.25	(6)	1.21	(0.55)		1
4/1/16 to 3/31/17	17.89	(0.10)	4.21	4.11	—		(0.55)	(0.55)	3.56	21.45	23.59	(13)	489,593	1.26	(9)(13)	1.26	(0.50	)(13)	21
4/1/15 to 3/31/16	17.70	(0.05)	0.74	0.69	—		(0.50)	(0.50)	0.19	17.89	4.00		98,270	1.25		1.29	(0.31)		27
4/1/14 to 3/31/15	17.08	(0.08)	2.46	2.38	—		(1.76)	(1.76)	0.62	17.70	14.83		35,058	1.25		1.32	(0.47)		27
4/1/13 to 3/31/14	14.98	(0.11)	2.69	2.58	—		(0.48)	(0.48)	2.10	17.08	17.42		20,685	1.25		1.30	(0.68)		23

Class R6
1/30/18(7) to 9/30/18	$29.81	0.01	4.41	4.42	—		—	—	4.42	$34.23	14.83%		$13,800	1.00%		1.00%	0.05%		13	%(11)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(10)	Ratio of Gross Expenses to Average Net Assets(3)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover Rate(4)
KAR Small-Cap Value
Fund
Class A
10/1/17 to 9/30/18	$18.41	0.10	1.23	1.33	(0.01)	(0.29)	(0.30)	1.03	$19.44	7.27%	$83,276	1.27%	1.27%	0.55%	6%
4/1/17 to 9/30/17(14)	17.61	0.03	1.44	1.47	(0.02)	(0.65)	(0.67)	0.80	18.41	8.56	87,399	1.32	(12)	1.32	0.29	10
4/1/16 to 3/31/17	15.67	0.22	3.16	3.38	(0.26)	(1.18)	(1.44)	1.94	17.61	22.86	89,050	1.32	(9)(12)	1.32	1.35	22
4/1/15 to 3/31/16	16.61	0.07	0.07	0.14	(0.10)	(0.98)	(1.08)	(0.94)	15.67	0.94	71,280	1.30	(12)	1.30	0.49	15
4/1/14 to 3/31/15	16.74	0.09	1.38	1.47	(0.03)	(1.57)	(1.60)	(0.13)	16.61	9.33	74,738	1.28	(6)	1.28	0.54	24
4/1/13 to 3/31/14	13.91	0.04	2.84	2.88	(0.05)	—	(0.05)	2.83	16.74	20.78	137,496	1.32	(6)	1.32	0.24	24

Class C
10/1/17 to 9/30/18	$18.08	(0.03)	1.20	1.17	—	(0.29)	(0.29)	0.88	$18.96	6.54%	$29,922	1.97%	1.97%	(0.14)%	6%
4/1/17 to 9/30/17(14)	17.35	(0.04)	1.42	1.38	—	(0.65)	(0.65)	0.73	18.08	8.17	29,795	2.06	(12)	2.06	(0.45)	10
4/1/16 to 3/31/17	15.45	0.10	3.11	3.21	(0.13)	(1.18)	(1.31)	1.90	17.35	21.95	29,416	2.07	(9)(12)	2.07	0.65	22
4/1/15 to 3/31/16	16.41	(0.04)	0.06	0.02	—	(0.98)	(0.98)	(0.96)	15.45	0.17	23,602	2.05	(12)	2.05	(0.26)	15
4/1/14 to 3/31/15	16.65	(0.02)	1.35	1.33	—	(1.57)	(1.57)	(0.24)	16.41	8.49	25,634	2.03	(6)	2.03	(0.12)	24
4/1/13 to 3/31/14	13.89	(0.08)	2.84	2.76	—	—	—	2.76	16.65	19.87	27,132	2.07	(6)	2.07	(0.52)	24

Class I
10/1/17 to 9/30/18	$18.41	0.16	1.23	1.39	(0.02)	(0.29)	(0.31)	1.08	$19.49	7.62%	$475,103	0.99%	0.99%	0.84%	6%
4/1/17 to 9/30/17(14)	17.62	0.05	1.43	1.48	(0.04)	(0.65)	(0.69)	0.79	18.41	8.72	300,259	1.07	(12)	1.07	0.55	10
4/1/16 to 3/31/17	15.69	0.26	3.17	3.43	(0.32)	(1.18)	(1.50)	1.93	17.62	23.20	242,661	1.07	(9)(12)	1.07	1.63	22
4/1/15 to 3/31/16	16.64	0.11	0.07	0.18	(0.15)	(0.98)	(1.13)	(0.95)	15.69	1.17	144,487	1.05	(12)	1.05	0.74	15
4/1/14 to 3/31/15	16.77	0.16	1.35	1.51	(0.07)	(1.57)	(1.64)	(0.13)	16.64	9.59	163,082	1.03	(6)	1.03	0.97	24
4/1/13 to 3/31/14	13.92	0.08	2.84	2.92	(0.07)	—	(0.07)	2.85	16.77	21.06	104,149	1.07	(6)	1.07	0.49	24

Class R6
10/1/17 to 9/30/18	$18.42	0.18	1.22	1.40	(0.02)	(0.29)	(0.31)	1.09	$19.51	7.69%	$21,746	0.90%	0.90%	0.96%	6%
4/1/17 to 9/30/17(14)	17.63	0.05	1.44	1.49	(0.05)	(0.65)	(0.70)	0.79	18.42	8.78	10,165	0.99	(12)	0.99	0.52	10
11/3/16(7) to 3/31/17	14.90	0.05	3.15	3.20	(0.22)	(0.25)	(0.47)	2.73	17.63	21.58	122	0.98	(12)	0.98	0.68	22	(11)
KAR Small-Mid Cap
Core Fund
Class A
3/7/18(7) to 9/30/18	$10.00	(0.02)	0.81	0.79	—	—	—	0.79	$10.79	7.90%	$158	1.30%	5.84%	(0.38)%	16%

Class C
3/7/18(7) to 9/30/18	$10.00	(0.07)	0.82	0.75	—	—	—	0.75	$10.75	7.50%	$135	2.05%	6.48%	(1.14)%	16%

Class I
3/7/18(7) to 9/30/18	$10.00	(0.01)	0.82	0.81	—	—	—	0.81	$10.81	8.10%	$214	1.05%	5.74%	(0.13)%	16%

Class R6
3/7/18(7) to 9/30/18(17)	$10.00	(—	)(5)	0.81	0.81	—	—	—	0.81	$10.81	8.10%	$2,919	0.97%	5.20%	(0.07)%	16%

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(10)		Ratio of Gross Expenses to Average Net Assets(3)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)		Portfolio Turnover Rate(4)
Rampart Enhanced
Core Equity Fund
Class A
10/1/17 to 9/30/18	$20.26	0.14	2.02	2.16	(0.06)	(1.31)	(1.37)	0.79	$21.05	10.84%		$118,904	1.20%		1.31%	0.71%		24%
4/1/17 to 9/30/17(14)	20.27	0.06	1.72	1.78	(0.06)	(1.73)	(1.79)	(0.01)	20.26	9.26		120,445	1.23	(8)	1.39	0.63		110
4/1/16 to 3/31/17	18.14	0.15	2.68	2.83	(0.22)	(0.48)	(0.70)	2.13	20.27	15.85	(13)	113,442	1.26	(9)(13)	1.40	0.81	(13)	496
4/1/15 to 3/31/16	20.97	0.14	0.56	0.70	(0.15)	(3.38)	(3.53)	(2.83)	18.14	4.02		101,113	1.25		1.38	0.74		312
4/1/14 to 3/31/15	21.94	0.17	1.84	2.01	(0.08)	(2.90)	(2.98)	(0.97)	20.97	9.75		116,725	1.25		1.36	0.82		345
4/1/13 to 3/31/14	19.51	0.14	4.02	4.16	(0.10)	(1.63)	(1.73)	2.43	21.94	21.84		111,074	1.25		1.39	0.66		283

Class C
10/1/17 to 9/30/18	$18.23	(0.01)	1.80	1.79	—	(1.31)	(1.31)	0.48	$18.71	10.00%		$30,576	1.95%		2.06%	(0.03)%		24%
4/1/17 to 9/30/17(14)	18.44	(0.02)	1.56	1.54	(0.02)	(1.73)	(1.75)	(0.21)	18.23	8.85		32,710	1.98	(8)	2.15	(0.17)		110
4/1/16 to 3/31/17	16.48	0.01	2.44	2.45	(0.01)	(0.48)	(0.49)	1.96	18.44	15.01	(13)	37,269	2.00	(9)(13)	2.15	0.04	(13)	496
4/1/15 to 3/31/16	19.42	— (5)	0.51	0.51	(0.07)	(3.38)	(3.45)	(2.94)	16.48	3.27		36,236	2.00		2.13	0.01		312
4/1/14 to 3/31/15	20.60	0.01	1.72	1.73	(0.01)	(2.90)	(2.91)	(1.18)	19.42	8.91		37,312	2.00		2.12	0.06		345
4/1/13 to 3/31/14	18.46	(0.02)	3.81	3.79	(0.02)	(1.63)	(1.65)	2.14	20.60	20.93		27,930	2.00		2.14	(0.09)		283

Class I
10/1/17 to 9/30/18	$20.22	0.19	2.01	2.20	(0.08)	(1.31)	(1.39)	0.81	$21.03	11.10%		$15,028	0.95%		1.08%	0.92%		24%
4/1/17 to 9/30/17(14)	20.22	0.09	1.71	1.80	(0.07)	(1.73)	(1.80)	—	20.22	9.41		32,485	0.98	(8)	1.15	0.91		110
4/1/16 to 3/31/17	18.13	0.21	2.66	2.87	(0.30)	(0.48)	(0.78)	2.09	20.22	16.16	(13)	21,011	1.01	(9)(13)	1.15	1.13	(13)	496
4/1/15 to 3/31/16	20.96	0.21	0.53	0.74	(0.19)	(3.38)	(3.57)	(2.83)	18.13	4.25		11,991	1.00		1.13	1.13		312
4/1/14 to 3/31/15	21.90	0.22	1.85	2.07	(0.11)	(2.90)	(3.01)	(0.94)	20.96	10.06		8,969	1.00		1.11	1.05		345
4/1/13 to 3/31/14	19.48	0.19	4.01	4.20	(0.15)	(1.63)	(1.78)	2.42	21.90	22.12		11,291	1.00		1.14	0.90		283

Class R6
1/30/18(7) to 9/30/18	$20.70	0.15	0.18	0.33	—	—	—	0.33	$21.03	1.59%		$4,999	0.91%		1.00%	1.16%		24	%(11)
Tactical Allocation
Fund
Class A
10/1/17 to 9/30/18	$9.00	0.14	0.73	0.87	(0.14)	(0.07)	(0.21)	0.66	$9.66	9.73%		$146,854	1.26%		1.27%	1.47%		41%
4/1/17 to 9/30/17(14)	8.33	0.08	0.69	0.77	(0.08)	(0.02)	(0.10)	0.67	9.00	9.25		142,481	1.38		1.38	1.81		26
4/1/16 to 3/31/17	8.44	0.17	0.56	0.73	(0.15)	(0.69)	(0.84)	(0.11)	8.33	9.20	(13)	137,388	1.37	(9)(13)	1.38	1.86	(13)	104
4/1/15 to 3/31/16	9.75	0.20	(0.88)	(0.68)	(0.17)	(0.46)	(0.63)	(1.31)	8.44	(7.36)		147,546	1.32		1.33	2.25		81
4/1/14 to 3/31/15	10.06	0.21	0.15	0.36	(0.20)	(0.47)	(0.67)	(0.31)	9.75	3.60		180,435	1.30		1.30	2.09		69
4/1/13 to 3/31/14	9.88	0.22	1.13	1.35	(0.21)	(0.96)	(1.17)	0.18	10.06	14.84		195,509	1.29		1.29	2.22		61

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(10)		Ratio of Gross Expenses to Average Net Assets(3)(10)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)		Portfolio Turnover Rate(4)
Tactical Allocation Fund
(Continued)
Class C
10/1/17 to 9/30/18	$9.24	0.07	0.75	0.82	(0.06)	(0.07)	(0.13)	0.69	$9.93	8.94%		$3,736	2.04%		2.05%	0.68%		41%
4/1/17 to 9/30/17(14)	8.55	0.05	0.70	0.75	(0.04)	(0.02)	(0.06)	0.69	9.24	8.80		4,054	2.14		2.15	1.05		26
4/1/16 to 3/31/17	8.64	0.11	0.57	0.68	(0.08)	(0.69)	(0.77)	(0.09)	8.55	8.37	(13)	4,378	2.11	(9)(13)	2.13	1.13	(13)	104
4/1/15 to 3/31/16	9.96	0.14	(0.90)	(0.76)	(0.10)	(0.46)	(0.56)	(1.32)	8.64	(8.02)		5,460	2.07		2.08	1.51		81
4/1/14 to 3/31/15	10.27	0.13	0.16	0.29	(0.13)	(0.47)	(0.60)	(0.31)	9.96	2.81		6,328	2.04		2.04	1.29		69
4/1/13 to 3/31/14	10.07	0.15	1.15	1.30	(0.14)	(0.96)	(1.10)	0.20	10.27	13.90		3,785	2.04		2.04	1.46		61

Footnote Legend:

(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Annualized for periods less than one year.
(4)	Not annualized for periods less than one year.
(5)	Amount is less than $0.005 per share.
(6)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously waived.
(7)	Inception date.
(8)	Represents a blended ratio.
(9)	Net expense ratio includes extraordinary proxy expenses.
(10)	Each Fund will also indirectly bear its prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(11)	Portfolio turnover is representative of the Fund for the entire period.
(12)	The Fund is currently under its expense limitation.
(13)

State Street Bank & Trust, custodian for some of the Funds through January 29, 2010, reimbursed the Funds for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets. If it was included, the impact would have been to lower the Ratio of Net Expenses and increase the Ratio of Net Investment Income (Loss) as follows:

	Class A	Class C	Class I	Class R6
KAR Capital Growth Fund	0.06%	0.05%	0.06%	N/A
KAR Mid-Cap Growth Fund	0.05%	0.05%	0.05%	N/A
KAR Small-Cap Core Fund*	—	—	—	—
KAR Small-Cap Growth Fund*	—	—	—	N/A
Rampart Enhanced Core Equity Fund*	—	—	—	N/A
Tactical Allocation Fund	0.08%	0.08%	N/A	N/A

*	Amount is less than 0.005%

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Custody fees reimbursed were included in Total Return. If excluded, the impact would have been to lower the Total Return as follows:

	Class A	Class C	Class I	Class R6
KAR Capital Growth Fund	0.06%	0.06%	0.06%	N/A
KAR Mid-Cap Growth Fund	0.05%	0.05%	0.05%	N/A
KAR Small-Cap Core Fund*	—	—	—	—
KAR Small-Cap Growth Fund*	—	—	—	N/A
Rampart Enhanced Core Equity Fund*	—	—	—	N/A
Tactical Allocation Fund	0.08%	0.08%	N/A	N/A

*	Amount is less than 0.005%.

(14)	The Fund changed its fiscal year end to September 30 during the period.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 1. Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective September 21, 2017, the Funds changed their fiscal year end from March 31 to September 30.

As of the date of this report, 11 diversified funds of the Trust are offered for sale, of which 10 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. The Funds’ investment objectives are outlined in each Fund’s summary page. There is no guarantee that the Funds will achieve their objectives.

All of the Funds offer Class A shares and Class C shares. All Funds with the exception of the Tactical Allocation Fund offer Class I shares. All Funds with the exception of KAR Global Quality Dividend Fund and Tactical Allocation Fund offer class R6 shares. Effective March 6, 2017, all Class B shares were converted to Class A shares. Prior to March 6, 2017, Class B shares could be purchased by existing shareholders through qualifying transactions.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457 plans, profit-sharing plans, money purchase pension and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Low balance account fees” in each Fund’s Statements of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Fund’s Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the NYSE, (generally 4 p.m. Eastern time) that may impact the value of

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer- supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from the REIT investments from such investment based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that which may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear each Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Transactions

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

G.	When-Issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enables the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.

H.	Leveraged Loans

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As of September 30, 2018, the Tactical Allocation Fund had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitment
Carlisle Food Service Products, Inc.	$3
Pearl Intermediate Parent LLC	5
Securus Technologies Holdings, Inc.	24
St. George’s University Scholastic Services LLC	14

I.	Securities Lending

($ reported in thousands)

Certain Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when a Fund lends securities it is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2018, the following Funds had securities on loan:

	Market Value	Cash Collateral
KAR Capital Growth Fund	$4,806	$5,056
KAR Global Quality Dividend Fund	4	5
Tactical Allocation Fund	1,384	1,438

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

Options Contracts: An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed-upon price. Certain Funds may purchase or write both put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or sector advance. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may use options contracts to hedge against changes in the values of equities.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Purchased options are reported as an asset within “Investment in unaffiliated securities at value” in the Statements of Assets and Liabilities. Options written are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on unaffiliated investments” in the Statements of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statements of Operations.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on unaffiliated investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statements of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

The Rampart Enhanced Core Equity Fund invested in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.

The following is a summary of the Rampart Enhanced Core Equity Fund’s options contracts as categorized equity risk, presented in the financial statements as of September 30, 2018:

Statements of Assets and Liabilities
Rampart Enhanced Core Equity Fund
Assets: Purchased options at value	$251 (1)
Liabilities: Written options at value	(431)

Net asset (liability) balance	$(180)

Statements of Operations
	Rampart Enhanced Core Equity Fund
Net realized gain (loss) on purchased options	$285	(2)
Net realized gain (loss) on written options	(9,937)
Net change in unrealized appreciation (depreciation) from purchased options	11	(3)
Net change in unrealized appreciation (depreciation) from written options	100

Total net realized and unrealized gain (loss) on purchased and written options	$(9,541)

(1)	Amount included in Investment in unaffiliated securities at value.
(2)	Amount included in Net realized gain (loss) from unaffiliated investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) from unaffiliated investments.

For the period ended September 30, 2018, the average daily premiums paid by the Rampart Enhanced Core Equity Fund for purchased options were $272 and the average daily premiums received for written options by the Rampart Enhanced Core Equity Fund were $537.

Note 4. Investment Advisory Fees and Related Party Transactions

A.	Investment Adviser

($ reported in thousands)

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

KAR Small-Cap Core Fund	0.75%
KAR Small-Cap Value Fund	0.70

	First $400 Million	$400+ Million through $1 Billion	$1+ Billion
KAR Small-Cap Growth Fund	0.90%	0.85%	0.80%

	First $500 Million	Over $500 Million
KAR Mid-Cap Growth Fund	0.80%	0.70%

	First $1 Billion	Over $1 Billion
KAR Small-Mid Cap Core Fund	0.75%	0.70%

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
KAR Capital Growth Fund	0.70%	0.65%	0.60%
KAR Global Quality Dividend Fund	0.75	0.70	0.65
KAR Mid-Cap Core Fund	0.80	0.75	0.70
Rampart Enhanced Core Equity Fund	0.75	0.70	0.65
Tactical Allocation Fund	0.70	0.65	0.60

During the period covered by these financial statements, the Tactical Allocation Fund invested a portion of its assets in Virtus Newfleet Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the Virtus Newfleet Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $9. This waiver is in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in “Less expenses reimbursed and/or waived by investment adviser” in the Statements of Operations.

B.	Subadvisers

The subadvisers manage the investments of each Fund, for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:

Fund	Subadviser	Fund	Subadviser
KAR Capital Growth Fund	KAR(1)(3)	KAR Small-Cap Value Fund	KAR(1)(3)
KAR Global Quality Dividend Fund	KAR(1)(3)	KAR Small-Mid Cap Core Fund	KAR(1)(3)
KAR Mid-Cap Core Fund	KAR(1)(3)	Rampart Enhanced Core Equity Fund	Rampart Investment Management Company, LLC(3)
KAR Mid-Cap Growth Fund	KAR(1)(3)	Tactical Allocation Fund (Domestic Equity Portfolio)	KAR(1)(3)
KAR Small-Cap Core Fund	KAR(1)(3)	Tactical Allocation Fund (International Equity Portfolio)	DPIM(2)(3)
KAR Small-Cap Growth Fund	KAR(1)(3)	Tactical Allocation Fund (Fixed Income Portfolio)	Newfleet Asset Management, LLC(3)

(1)	Kayne Anderson Rudnick Investment Management, LLC (“KAR”)
(2)	Duff & Phelps Investment Management Co. (“DPIM”)
(3)	An indirect, wholly-owned subsidiary of Virtus.

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit certain Funds’ annual total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any), so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through March 31, 2019. The waivers and reimbursements are calculated daily and received monthly.

	Class A		Class C		Class I		Class R6
KAR Capital Growth Fund*	1.47	%‡	2.22	%‡	1.22	%‡	0.78%
KAR Global Quality Dividend Fund	1.35		2.10		1.10		—
KAR Mid-Cap Core Fund**	1.20		1.95		0.95		0.87
KAR Mid-Cap Growth Fund#	1.40		2.15		1.15		0.90
KAR Small-Cap Growth Fund‡**	1.50		2.25		1.25		1.18
KAR Small-Cap Value Fund‡	1.42		2.17		1.17		1.06
KAR Small-Mid Cap Core Fund	1.30		2.05		1.05		0.97
Rampart Enhanced Core Equity Fund**	1.20		1.95		0.95		0.91

‡	Each share class is currently below its expense cap.
*	Effective March 29, 2018 for Class R6. For the period of January 30, 2018 (inception of the class) to March 28, 2018, the expense cap for Class R6 was 1.19%.
#	Effective March 29, 2018 for Class R6. For the period of January 30, 2018 (inception of the class) to March 28, 2018, the expense cap for Class R6 was 1.11%.
**	Effective January 30, 2018 (inception date of Class) for Class R6.

D.	Expense Recapture

($ reported in thousands)

Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements, within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser-reimbursed expenses may be recaptured by the fiscal year ending:

Fund	2019	2020	2021		Total
KAR Capital Growth Fund
Class R6	$—	$—	$5	(1)	$5	(1)
KAR Global Quality Dividend Fund
Class A	63	70	55		188
Class C	11	11	9		31
Class I	8	11	10		29

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Fund	2019	2020	2021		Total
KAR Mid-Cap Core Fund
Class A	$69	$62	$55		$186
Class C	22	39	45		106
Class I	29	133	200		362
Class R6	—	—	1		1
KAR Mid-Cap Growth Fund
Class A	79	70	5		154
Class C	7	5	2		14
Class I	—	1	3		4
Class R6	—	—	—	(1)	—	(1)
KAR Small-Mid Cap Core Fund
Class A	—	—	3		3
Class C	—	—	3		3
Class I	—	—	3		3
Class R6	—	—	66		66
Rampart Enhanced Core Equity Fund
Class A	145	159	133		437
Class C	53	51	34		138
Class I	19	34	30		83
Class R6	—	—	3		3

(1)	Amount is less than $500.

E.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended September 30, 2018, it retained net commissions of $834 for Class A shares and CDSC of $(2), and $82 for Class A shares, and Class C shares, respectively.

In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% Class A shares; 1.00% Class C shares; Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

F.	Administrator and Transfer Agent

($ reported in thousands)

Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Trust.

For the period ended September 30, 2018, the Funds incurred administration fees totaling $5,549 which are included in the Statements of Operations within the line item “Administration and accounting fees”. The fees are calculated daily and paid monthly.

For the period ended September 30, 2018, the Funds incurred transfer agent fees totaling $7,290 which are included in the Statements of Operations within the line items “Transfer agent fees and expenses” and “Sub-transfer agent fees and expenses”. A portion of these fees was paid to outside entities that also provide services to the Trust. The fees are calculated daily and paid monthly.

G.	Affiliated Shareholders

($ reported in thousands)

At September 30, 2018, Virtus and its affiliates and the retirement plans of Virtus and its affiliates held shares of certain Funds which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
KAR Capital Growth Fund
Class A	14	$—	(1)
Class R6	339,110	6,457
KAR Mid-Cap Core Fund
Class R6	3,051	105
KAR Mid-Cap Growth
Class R6	3,151	116
KAR Small-Cap Growth Fund
Class R6	111,936	3,832
KAR Small-Cap Value Fund
Class R6	249,164	4,861

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

	Shares	Aggregate Net Asset Value
KAR Small-Mid Cap Core Fund
Class A	10,000	$108
Class C	10,000	108
Class I	10,000	108
Class R6	270,000	2,919
Rampart Enhanced Core Equity Fund
Class R6	163,320	3,435

(1)	Amount is less than $500.

H.	Investments in Affiliates

($ reported in thousands)

A summary of the Tactical Allocation Fund’s total long-term and short-term purchases and sales of the affiliated underlying fund during the period ended September 30, 2018 is as follows:

	Value, beginning of period	Purchases	Sales	Net Realized gain (loss)	Net change in unrealized appreciation (depreciation)	Value, end of period	Shares	Dividend Income	Distributions of Realized Gains
Affiliated Mutual Fund - 1.1%
Virtus Newfleet Credit Opportunities Fund Class R6(1)	$1,295	$330	$—	$—	$(20)	$1,605	165,934	$83	$—

(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

I.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at September 30, 2018.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, and written options) during the period ended September 30, 2018, were as follows:

	Purchases	Sales
KAR Capital Growth Fund	$86,786	$107,083
KAR Global Quality Dividend Fund	14,488	35,202
KAR Mid-Cap Core Fund	115,299	32,432
KAR Mid-Cap Growth Fund	78,698	24,074
KAR Small-Cap Core Fund	746,970	137,787
KAR Small-Cap Growth Fund	2,799,313	333,494
KAR Small-Cap Value Fund	166,075	26,915
KAR Small-Mid Cap Core Fund	3,592	489
Rampart Enhanced Core Equity Fund	41,014	83,003
Tactical Allocation Fund	57,869	65,640

Purchases and sales of long-term U.S. Government and agency securities for the Tactical Allocation Fund during the period ended September 30, 2018, were as follows:

Purchases	Sales
$2,682	$1,760

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note 6. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	KAR Capital Growth Fund
	Year Ended September 30, 2018		Fiscal Period Ended September 30, 2017(1)		Year Ended March 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	1,378	$23,273	209	$3,179	403	$5,482
Conversion from Class B shares(2)			—	—	43	602
Reinvestment of distributions	1,328	21,555	263	4,031	2,208	28,727
Shares repurchased	(2,647)	(46,032)	(1,396)	(21,262)	(3,521)	(48,786)

Net Increase / (Decrease)	59	$(1,204)	(924)	$(14,052)	(867)	$(13,975)

Class B
Sale of shares	—	$—	—	$—	— (3)	$— (4)
Reinvestment of distributions	—	—	—	—	6	67
Shares repurchased	—	—	—	—	(78)	(902)
Conversion to Class A shares(2)	—	—	—	—	(54)	(602)

Net Increase / (Decrease)	—	$—	—	$—	(126)	$(1,437)

Class C
Sale of shares	102	$1,388	77	$918	88	$972
Reinvestment of distributions	64	817	12	152	109	1,140
Shares repurchased	(250)	(3,406)	(180)	(2,209)	(777)	(8,801)

Net Increase / (Decrease)	(84)	$(1,201)	(91)	$(1,139)	(580)	$(6,689)

Class I
Sale of shares	661	$11,483	120	$1,893	272	$3,894
Reinvestment of distributions	35	585	6	102	47	637
Shares repurchased	(542)	(9,870)	(81)	(1,276)	(206)	(2,908)

Net Increase / (Decrease)	154	$2,198	45	$719	113	$1,623

Class R6
Sale of shares	432	$7,839	—	$—	—	$—
Shares repurchased	(93)	(1,705)	—	—	—	—

Net Increase / (Decrease)	339	$6,134	—	$—	—	$—

	KAR Global Quality Dividend Fund
	Year Ended September 30, 2018		Fiscal Period Ended September 30, 2017(1)		Year Ended March 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	43	$642	44	$724	128	$1,985
Reinvestment of distributions	328	4,834	207	3,317	29	451
Shares repurchased	(1,340)	(19,402)	(298)	(5,040)	(700)	(11,095)

Net Increase / (Decrease)	(969)	$(13,926)	(47)	$(999)	(543)	$(8,659)

Class C
Sale of shares	32	$473	7	$116	59	$906
Reinvestment of distributions	43	618	26	403	—	—
Shares repurchased	(108)	(1,557)	(71)	(1,145)	(194)	(2,981)

Net Increase / (Decrease)	(33)	$(466)	(38)	$(626)	(135)	$(2,075)

Class I
Sale of shares	192	$3,075	38	$626	94	$1,535
Reinvestment of distributions	40	588	33	522	4	68
Shares repurchased	(312)	(4,953)	(89)	(1,469)	(107)	(1,701)

Net Increase / (Decrease)	(80)	$(1,290)	(18)	$(321)	(9)	$(98)

(1)	The Fund changed its fiscal year end to September 30 during the period.
(2)	See Note 1 in Notes to Financial Statements for more information.
(3)	Amount is less than 500 shares.
(4)	Amount is less than $500.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

	KAR Mid-Cap Core Fund
	Year Ended September 30, 2018		Fiscal Period Ended September 30, 2017(1)		Year Ended March 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	327	$10,445	209	$5,573	860	$20,379
Reinvestment of distributions	—	—	3	80	—	—
Shares repurchased	(283)	(8,834)	(72)	(1,928)	(974)	(23,609)

Net Increase / (Decrease)	44	$1,611	140	$3,725	(114)	$(3,230)

Class C
Sale of shares	415	$12,383	138	$3,470	409	$9,372
Reinvestment of distributions	—	—	2	56	—	—
Shares repurchased	(122)	(3,610)	(47)	(1,179)	(134)	(3,029)

Net Increase / (Decrease)	293	$8,773	93	$2,347	275	$6,343

Class I
Sale of shares	3,336	$107,740	968	$26,148	1,943	$47,890
Reinvestment of distributions	—	—	7	194	—	—
Shares repurchased	(911)	(29,145)	(456)	(12,244)	(325)	(7,950)

Net Increase / (Decrease)	2,425	$78,595	519	$14,098	1,618	$39,940

Class R6
Sale of shares	72	$2,337	—	$—	—	$—
Shares repurchased	— (3)	(2)	—	—	—	—

Net Increase / (Decrease)	72	$2,335	—	$—	—	$—

	KAR Mid-Cap Growth Fund
	Year Ended September 30, 2018		Fiscal Period Ended September 30, 2017(1)		Year Ended March 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	849	$28,504	55	$1,451	127	$2,897
Conversion from Class B shares(2)	—	—	—	—	6	156
Reinvestment of distributions	157	4,354	14	370	48	1,082
Shares repurchased	(370)	(11,905)	(291)	(7,625)	(396)	(9,112)

Net Increase / (Decrease)	636	$20,953	(222)	$(5,804)	(215)	$(4,977)

Class B
Sale of shares	—	$—	—	$—	—	$— (4)
Reinvestment of distributions	—	—	—	—	— (3)	3
Shares repurchased	—	—	—	—	(10)	(196)
Conversion to Class A shares(2)	—	—	—	—	(8)	(156)

Net Increase / (Decrease)	—	$—	—	$—	(18)	$(349)

Class C
Sale of shares	289	$7,739	15	$330	89	$1,704
Reinvestment of distributions	15	333	1	29	5	89
Shares repurchased	(80)	(2,061)	(63)	(1,349)	(121)	(2,259)

Net Increase / (Decrease)	224	$6,011	(47)	$(990)	(27)	$(466)

Class I
Sale of shares	1,722	$58,119	14	$389	47	$1,092
Reinvestment of distributions	8	227	1	19	2	47
Shares repurchased	(336)	(11,370)	(14)	(376)	(27)	(638)

Net Increase / (Decrease)	1,394	$46,976	1	$32	22	$501

Class R6
Sale of shares	6	$194	—	$—	—	$—
Shares repurchased	(3)	(98)	—	—	—	—

Net Increase / (Decrease)	3	$96	—	$—	—	$—

(1)	The Fund changed its fiscal year end to September 30 during the period.
(2)	See Note 1 in Notes to Financial Statement for more information.
(3)	Amount is less than 500 shares.
(4)	Amount is less than $500.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

	KAR Small-Cap Core Fund
	Year Ended September 30, 2018		Fiscal Period Ended September 30, 2017(1)		Year Ended March 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	3,611	$118,346	608	$16,037	1,507	$34,529
Reinvestment of distributions	4	131	1	30	153	3,396
Shares repurchased	(2,134)	(71,685)	(332)	(8,598)	(1,606)	(37,256)

Net Increase / (Decrease)	1,481	$46,792	277	$7,469	54	$669

Class C
Sale of shares	2,174	$61,092	420	$9,214	778	$15,284
Reinvestment of distributions	4	108	1	29	123	2,351
Shares repurchased	(455)	(12,785)	(220)	(4,822)	(442)	(8,547)

Net Increase / (Decrease)	1,723	$48,415	201	$4,421	459	$9,088

Class I
Sale of shares	24,195	$841,974	4,161	$114,129	7,980	$188,854
Reinvestment of distributions	21	670	6	167	571	13,259
Shares repurchased	(7,283)	(256,833)	(1,387)	(37,551)	(3,695)	(86,856)

Net Increase / (Decrease)	16,933	$585,811	2,780	$76,745	4,856	$115,257

Class R6
Sale of shares	1,215	$42,276	373	$10,312	446	$10,598
Reinvestment of distributions	2	71	1	16	62	1,435
Shares repurchased	(359)	(12,776)	(97)	(2,624)	(208)	(4,894)

Net Increase / (Decrease)	858	$29,571	277	$7,704	300	$7,139

	KAR Small-Cap Growth Fund
	Year Ended September 30, 2018		Fiscal Period Ended September 30, 2017(1)		Year Ended March 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	22,652	$719,261	3,221	$75,203	9,213	$178,982
Reinvestment of distributions	—	—	— (2)	3	186	3,272
Shares repurchased	(7,176)	(228,410)	(1,594)	(36,146)	(5,694)	(115,942)

Net Increase / (Decrease)	15,476	$490,851	1,627	$39,060	3,705	$66,312

Class C
Sale of shares	6,780	$192,680	1,339	$28,543	2,108	$37,801
Reinvestment of distributions	—	—	— (2)	1	44	711
Shares repurchased	(867)	(24,272)	(319)	(6,772)	(325)	(5,799)

Net Increase / (Decrease)	5,913	$168,408	1,020	$21,772	1,827	$32,713

Class I
Sale of shares	97,746	$3,117,032	22,541	$539,222	22,582	$452,219
Reinvestment of distributions	—	—	— (2)	10	170	3,037
Shares repurchased	(19,336)	(613,754)	(3,312)	(77,349)	(5,416)	(106,659)

Net Increase / (Decrease)	78,410	$2,503,278	19,229	$461,883	17,336	$348,597

Class R6
Sale of shares	501	$16,067	—	$—	—	$—
Shares repurchased	(98)	(3,328)	—	—	—	—

Net Increase / (Decrease)	403	$12,739		$		$

(1)	The Fund changed its fiscal year end to September 30 during the period.
(2)	Amount is less than 500 shares.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

	KAR Small-Cap Value Fund
	Year Ended September 30, 2018		Fiscal Period Ended September 30, 2017(1)		Year Ended March 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	779	$14,625	318	$5,561	1,626	$26,711
Reinvestment of distributions	68	1,277	168	2,887	396	6,244
Shares repurchased	(1,312)	(24,752)	(794)	(13,985)	(1,515)	(24,855)

Net Increase / (Decrease)	(465)	$(8,850)	(308)	$(5,537)	507	$8,100

Class C
Sale of shares	199	$3,681	107	$1,853	417	$6,683
Reinvestment of distributions	25	464	61	1,032	123	1,918
Shares repurchased	(294)	(5,395)	(215)	(3,708)	(373)	(5,888)

Net Increase / (Decrease)	(70)	$(1,250)	(47)	$(823)	167	$2,713

Class I
Sale of shares	13,481	$255,552	4,212	$73,980	8,261	$134,255
Reinvestment of distributions	284	5,358	560	9,602	1,006	15,898
Shares repurchased	(5,698)	(108,227)	(2,237)	(39,283)	(4,704)	(76,451)

Net Increase / (Decrease)	8,067	$152,683	2,535	$44,299	4,563	$73,702

Class R6
Sale of Shares	763	$14,317	559	$9,803	7	$100
Reinvestment of distributions	13	236	9	155	— (2)	3
Shares repurchased	(213)	(4,046)	(23)	(405)	—	—

Net Increase / (Decrease)	563	$10,507	545	$9,553	7	$103

	KAR Small-Mid Cap Core Fund

	From inception March 7, 2018 to September 30, 2018
	SHARES	AMOUNT
Class A
Sale of shares	15	$155
Shares repurchased	(1)	(6)

Net Increase / (Decrease)	14	$149

Class C
Sale of shares	13	$128

Net Increase / (Decrease)	13	$128

Class I
Sale of shares	24	$250
Shares repurchased	(4)	(47)

Net Increase / (Decrease)	20	$203

Class R6
Sale of shares	270	$2,700

Net Increase / (Decrease)	270	$2,700

(1)	The Fund changed its fiscal year end to September 30 during the period.
(2)	Amount is less than 500 shares.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

	Rampart Enhanced Core Equity Fund
	Year Ended September 30, 2018		Fiscal Period Ended September 30, 2017(1)		Year Ended March 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	236	$4,803	296	$6,015	750	$14,419
Reinvestment of distributions	362	7,382	477	9,158	191	3,644
Shares repurchased	(894)	(17,545)	(424)	(8,550)	(920)	(17,539)

Net Increase / (Decrease)	(296)	$(5,360)	349	$6,623	21	$524

Class C
Sale of shares	98	$1,752	43	$773	402	$6,824
Reinvestment of distributions	119	2,172	169	2,918	51	887
Shares repurchased	(378)	(6,755)	(438)	(8,125)	(630)	(10,821)

Net Increase / (Decrease)	(161)	$(2,831)	(226)	$(4,434)	(177)	$(3,110)

Class I
Sale of shares	241	$4,877	664	$13,051	671	$12,576
Reinvestment of distributions	104	2,108	90	1,722	38	713
Shares repurchased	(1,237)	(24,611)	(186)	(3,743)	(331)	(6,290)

Net Increase / (Decrease)	(892)	$(17,626)	568	$11,030	378	$6,999

Class R6
Sale of shares	440	$9,076	—	$—	—	$—
Shares repurchased	(202)	(3,755)	—	—	—	—

Net Increase / (Decrease)	238	$5,321	—	$—	—	$—

	Tactical Allocation Fund
	Year Ended September 30, 2018		Fiscal Period Ended September 30, 2017(1)		Year Ended March 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	526	$4,961	55	$472	131	$1,089
Conversion from Class B shares(2)	—	—	—	—	12	97
Reinvestment of distributions	309	2,896	161	1,411	1,531	12,254
Shares repurchased	(1,461)	(13,765)	(873)	(7,615)	(2,669)	(22,601)

Net Increase / (Decrease)	(626)	$(5,908)	(657)	$(5,732)	(995)	$(9,161)

Class B
Sale of shares	—	$—	—	$—	— (3)	$— (4)
Reinvestment of distributions	—	—	—	—	1	11
Shares repurchased	—	—	—	—	(13)	(122)
Conversion to Class A shares(2)	—	—	—	—	(12)	(97)

Net Increase / (Decrease)	—	$—	—	$—	(24)	$(208)

Class C
Sale of shares	32	$308	14	$127	63	$536
Reinvestment of distributions	5	51	3	26	45	367
Shares repurchased	(99)	(955)	(90)	(802)	(228)	(1,972)

Net Increase / (Decrease)	(62)	$(596)	(73)	$(649)	(120)	$(1,069)

(1)	The Fund changed its fiscal year end to September 30 during the period.
(2)	See Note 1 in Notes to Financial Statements for more information.
(3)	Amount is less than 500 shares.
(4)	Amount is less than $500.

Note	7. Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note	8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

At September 30, 2018, the following Funds held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage of Total Investments
KAR Capital Growth Fund	Information Technology	39%
KAR Capital Growth Fund	Consumer Discretionary	26
KAR Mid-Cap Growth Fund	Information Technology	37
KAR Small-Cap Core Fund	Industrials	31
KAR Small-Cap Core Fund	Information Technology	27
KAR Small-Cap Growth Fund	Information Technology	37
KAR Small-Mid Cap Core Fund	Industrials	30
Rampart Enhanced Core Equity Fund	Information Technology	27

Note	9. 10% Shareholders

As of September 30, 2018, certain Funds had individual shareholder account(s), and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
KAR Mid-Cap Core Fund	35%	2
KAR Small-Cap Core Fund	13	1
KAR Small-Cap Growth Fund	25	2
KAR Small-Cap Value Fund	48	2
KAR Small-Mid Cap Core Fund	85	1	*

*	Account is affiliated.

Note 10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
KAR Capital Growth Fund	$286,090	$273,149	$(8,866)	$264,283
KAR Global Quality Dividend Fund	34,603	3,153	(1,800)	1,353
KAR Mid-Cap Core Fund	181,470	48,347	(3,100)	45,247
KAR Mid-Cap Growth Fund	126,280	72,757	(1,367)	71,390
KAR Small-Cap Core Fund	1,181,815	380,953	(8,466)	372,487
KAR Small-Cap Growth Fund	4,239,656	948,294	(25,250)	923,044
KAR Small-Cap Value Fund	442,781	158,591	(9,697)	148,894
KAR Small- Mid Cap Core Fund	3,176	348	(156)	192
Rampart Enhanced Core Equity Fund (Securities)	135,213	35,406	(3,858)	31,548
Rampart Enhanced Core Equity Fund Written Options	(431)	—	—	—
Tactical Allocation Fund	124,794	30,521	(4,403)	26,118

For the period ended September 30, 2018, the following Funds utilized losses deferred in prior years against current year capital gains:

KAR Mid-Cap Core Fund	$1,120
KAR Small-Cap Growth Fund	2,841

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal period. For the period ended September 30, 2018, the following Funds deferred and recognized qualified late year ordinary and capital losses:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
KAR Global Quality Dividend Fund	$7	$—	$258	$—
KAR Mid-Cap Core Fund	155	—	—	—
Rampart Enhanced Core Equity Fund	—	—	6,201	—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the beginning of this note) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
KAR Capital Growth Fund	$358	$39,369
KAR Global Quality Dividend Fund	—	—
KAR Mid-Cap Core Fund	—	1,872
KAR Mid-Cap Growth Fund	1,083	2,662
KAR Small-Cap Core Fund	12,523	40,238
KAR Small-Cap Growth Fund	17,336	61,548
KAR Small-Cap Value Fund	3,713	4,066
KAR Small- Mid Cap Core Fund	54	—
Rampart Enhanced Core Equity Fund	1,076	—
Tactical Allocation Fund	29	3,203

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences may include the treatment of non-taxable dividends, foreign currency gain or loss, derivatives, passive foreign investment companies, partnerships, losses deferred due to wash sales and other differences.
Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. The tax character of dividends and distributions paid during the periods ended September 30, 2018 and March 31, 2017 respectively, was as follows:

		Ordinary Income	Long-Term Capital Gains	Total
KAR Capital Growth Fund	9/30/18	$6,245	$18,762	$25,007
	9/30/17	—	4,679	4,679
	3/31/17	—	33,520	33,520
KAR Global Quality Dividend Fund	9/30/18	3,674	2,657	6,331
	9/30/17	880	3,558	4,438
	3/31/17	535	—	535
KAR Mid-Cap Core Fund	9/30/18	—	—	—
	9/30/17	—	333	333
	3/31/17	—	—	—
KAR Mid-Cap Growth Fund	9/30/18	—	5,310	5,310
	9/30/17	—	451	451
	3/31/17	—	1,330	1,330
KAR Small-Cap Core Fund	9/30/18	—	1,110	1,110
	9/30/17	—	261	261
	3/31/17	—	21,910	21,910
KAR Small-Cap Growth Fund	9/30/18	—	—	—
	9/30/17	—	16	16
	3/31/17	—	7,887	7,887
KAR Small-Cap Value Fund	9/30/18	843	6,711	7,554
	9/30/17	704	13,489	14,193
	3/31/17	5,204	19,870	25,074
KAR Small-Mid Cap Core Fund	9/30/18	—	—	—
Rampart Enhanced Core Equity Fund	9/30/18	4,150	8,307	12,457
	9/30/17	13,655	1,200	14,855
	3/31/17	3,502	2,164	5,666
Tactical Allocation Fund	9/30/18	2,125	1,144	3,269
	9/30/17	1,315	282	1,597
	3/31/17	4,164	9,727	13,891

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. The reclassifications have no impact on the net assets or NAV of the Funds. As of September 30, 2018, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
KAR Capital Growth Fund	$—	$2,595	$(2,595)
KAR Global Quality Dividend Fund	(847)	(14)	861
KAR Mid-Cap Core Fund	—	195	(195)
KAR Mid-Cap Growth Fund	—	1,149	(1,149)
KAR Small-Cap Core Fund	(581)	562	19
KAR Small-Cap Growth Fund	—	5,960	(5,960)
KAR Small-Cap Value Fund	—	106	(106)
KAR Small- Mid Cap Core Fund	—	2	(2)
Rampart Enhanced Core Equity Fund	—	6	(6)
Tactical Allocation Fund	—	(125)	125

Note 11. Redemption Facility

($ reported in thousands)

On September 18, 2017, the Funds, except for the Virtus KAR Small-Mid Cap Core Fund, and certain other affiliated funds entered into an $150,000 unsecured line of (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 14, 2019. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

From February 14, 2018 to February 19, 2018, the KAR Global Quality Dividend Fund made borrowings under this Credit Agreement. The average daily borrowings under the Credit agreement and the daily average interest rate was $2,967 and 2.84% respectively. No other Funds had borrowings under this Credit Agreement during the period and no Fund had outstanding borrowings under this Credit Agreement at September 30, 2018.

Note 12. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2018, the Funds did not hold any securities that were illiquid or restricted.

Note 13. Regulatory Matters and Litigation

From time to time, the Trust, the Funds’ Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Funds’ Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note 14. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is for filings made with the SEC after November 5, 2018. The adoption will have no effect on the Fund’s net assets or results of operations.

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance and has determined that the following subsequent event requires recognition or disclosure in these financial statements.

On November 14, 2018, the Board of Trustees of Virtus Equity Trust (the “Board”), on behalf of Virtus Strategic Allocation Fund and Virtus Tactical Allocation Fund, approved an Agreement and Plan of Reorganization relating to the combination of Virtus Strategic Allocation Fund, a series of Virtus Equity Trust, with and into Virtus Tactical Allocation Fund, also a series of Virtus Equity Trust. The merger does not require the approval of shareholders of either Fund and will be effective on or about January 25, 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Virtus Equity Trust and Shareholders of Virtus KAR Capital Growth Fund, Virtus KAR Global Quality Dividend Fund, Virtus KAR Mid-Cap Core Fund, Virtus KAR Mid-Cap Growth Fund, Virtus KAR Small-Cap Core Fund, Virtus KAR Small-Cap Growth Fund, Virtus KAR Small-Cap Value Fund, Virtus KAR Small-Mid Cap Core Fund, Virtus Rampart Enhanced Core Equity Fund and Virtus Tactical Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting Virtus Equity Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Virtus KAR Capital Growth Fund

Virtus KAR Global Quality Dividend Fund

Virtus KAR Mid-Cap Core Fund

Virtus KAR Mid-Cap Growth Fund

Virtus KAR Small-Cap Core Fund

Virtus KAR Small-Cap Growth Fund

Virtus KAR Small-Cap Value Fund

Virtus Rampart Enhanced Core Equity Fund

Virtus Tactical Allocation Fund

Statements of operations for the year ended September 30, 2018, and statements of changes in net assets for the year ended September 30, 2018, the period April 1, 2017 through September 30, 2017 and the year ended March 31, 2017
Virtus KAR Small-Mid Cap Core Fund	Statements of operations and of changes in net assets for the period March 7, 2018 (inception) through September 30, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2018

We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS EQUITY TRUST

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2018

For the fiscal period ended September 30, 2018, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

	QDI	DRD	LTCG
KAR Capital Growth Fund	100%	100%	$39,397
KAR Global Quality Dividend Fund	100	33	2,337
KAR Mid-Cap Core Fund	—	—	1,872
KAR Mid-Cap Growth Fund	57	50	2,673
KAR Small-Cap Core Fund	98	86	40,802
KAR Small-Cap Growth Fund	100	100	61,548
KAR Small-Cap Value Fund	100	100	4,087
KAR Small- Mid Cap Core Fund	29	27	—
Rampart Enhanced Core Equity Fund	100	100	5
Tactical Allocation Fund	60	26	3,277

For the fiscal period ended September 30, 2018, the KAR Global Quality Dividend Fund recognized $1,284 ($ reported in thousands), of foreign source income on which the KAR Global Quality Dividend Fund paid foreign taxes of $116 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Equity Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 75 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (8 portfolios); and Director (1999 to 2017), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 71 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 71 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 71 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (60 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 71 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company. Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 1996 79 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (60 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 75 Portfolios	Retired. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (60 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Oates, James M. YOB: 1946 Served Since: 1996 75 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (60 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 1996 71 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (60 portfolios).

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 77 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (3 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (60 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select Energy MLP Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President (since 2018), Virtus Closed-End Funds; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Officers

George R. Aylward, President

Peter Batchelar, Senior Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Francis G. Waltman, Executive Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, contact us

at 1-800-243-1574 or Virtus.com.

8015	11-18

ANNUAL REPORT VIRTUS EQUITY TRUST

September 30, 2018

Virtus Strategic Allocation Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Strategic Allocation Fund

(“Strategic Allocation Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal period on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Strategic Allocation Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2018.

U.S. economic growth and strong corporate earnings were consistent themes during the period, which began on an optimistic note with the sweeping tax overhaul that was signed into law at the end of 2017. As growth heated up, inflation fears caused stock markets to plunge in early February, ushering in the return of volatility after being conspicuously absent throughout 2017. Global trade war concerns sparked by the Trump administration’s tariff talk caused markets to remain unsettled into March before resuming an upward course through the spring and late summer. Meanwhile, persistent economic strength moved the Federal

Reserve to hike its key interest rate four times in the period, most recently in late September, to end at 2.25%, its highest level in nearly a decade.

For the 12 months ended September 30, 2018, U.S. large-cap stocks, as measured by the S&P 500® Index, returned 17.91%, outpacing small-cap stocks, which returned 15.24%, as measured by the Russell 2000® Index. Within international equities, performance was mixed with developed markets up 2.74%, as measured by the MSCI EAFE® Index (net), and emerging markets down 0.81%, as measured by the MSCI Emerging Markets Index (net).

In the fixed income markets, the yield on the 10-year Treasury steadily climbed, to reach 3.05% at September 30, 2018, up from 2.33% at September 30, 2017. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, declined 1.22% for the 12 months. Non-investment grade bonds eked out a positive return of 3.05%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies, with a broad array of Virtus Funds available through your fund exchange privileges. These include distinctive equity, fixed income, international, and asset allocation funds managed by Virtus affiliates and select subadvisers. We invite you to learn more about the Virtus family of funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2018

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

STRATEGIC ALLOCATION FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Strategic Allocation Fund (the “Fund”) you may incur two types of costs; (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which is for the fiscal year ended September 30, 2018.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses

The table below provides information about the Fund’s actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$1,000.00	$1,039.90	1.07%	$5.47
Class C	1,000.00	1,034.90	1.83	9.34

*

Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.

2

STRATEGIC ALLOCATION FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

Hypothetical Example for Comparison Purposes

The accompanying table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$1,000.00	$1,019.70	1.07%	$5.42
Class C	1,000.00	1,015.89	1.83	9.25

*

Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.

3

STRATEGIC ALLOCATION FUND

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2018

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (“ETF”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.

Gross Domestic Product (“GDP”)

The gross domestic product represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs and the foreign trade balance.

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

4

STRATEGIC ALLOCATION FUND

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2018

Quantitative Easing (“QE”)

An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

Real Estate Investment Trust (“REIT”)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

Strategic Allocation Fund Linked Benchmark

The Strategic Allocation Fund Linked Benchmark consists of 45% Russell 1000® Growth Index (a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies, calculated on a total return basis with dividends reinvested), 15% MSCI EAFE® Index (a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada, calculated on a total return basis with net dividends reinvested) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (an index that measures the U.S. investment grade fixed rate bond market, calculated on a total return basis). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Strategic Allocation Fund Linked Benchmark prior to 9/7/2016 represents an allocation consisting of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

5

STRATEGIC ALLOCATION FUND

Fund Summary (Unaudited)

Portfolio Management Commentaries by

Duff & Phelps Investment Management Co. (International Equity Portfolio), Kayne Anderson Rudnick Investment Management, LLC (Domestic Equity Portfolio), and Newfleet Asset Management, LLC (Fixed Income Portfolio)

Ticker Symbols: A Share: PHBLX C Share: PSBCX

⬛	Strategic Allocation Fund (the “Fund”) is diversified and has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee the Fund will achieve its objectives.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 10.01%, and Class C shares at NAV returned 9.05%. For the fiscal year, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned -1.22%; the MSCI EAFE® Index (net) a broad-based International Index returned 2.74%; the Russell 1000® Growth Index, a broad-based U.S. equity index, returned 26.30%; and the Strategic Allocation Fund Linked Benchmark, the Fund’s style-specific benchmark, returned 11.21%.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Domestic Equities

Despite increased volatility, U.S. equities continued to march ahead during the fiscal year, with the S&P 500® Index returning 17.91% for the 12-month period. Smaller stocks, as represented by the Russell 2000® Index, performed strongly as well, rising 15.24%. Growth stocks outperformed their value counterparts for the period, though both categories rose by double digits. Foreign markets struggled in comparison, with the MSCI EAFE® Index (net) gaining 2.74% and the MSCI Emerging Markets Index (net) down 0.81% for the period.

The Russell 1000® Growth Index rose 26.30% for the 12 months through September 30, 2018. All sectors within the index were positive, led by the consumer discretionary and information technology sectors with gains of 43.06% and 41.14%, respectively. The weakest performing sector was materials, up 2.48%.

Key events that drove markets in the past year included a correction that rattled U.S. equity markets in early 2018 after a calm 2017. While the bout of volatility set major indices back a step, stocks soon recovered. They continued to advance during the fiscal year thanks to strong earnings and robust business and economic activity at home, including expansion in service sectors and solid gross domestic product (GDP) growth.

Market strength continued – though not without volatility – despite the introduction of new trade tariffs earlier in 2018 and the continued escalation of tariff-related tensions, particularly with China. Prolonged negotiations and uncertainty put pressure on emerging market stocks during the 12 months. This, paired with a general slowing in Europe and viewed against continued strength in the U.S., seemed to indicate that “global synchronized recovery” was not an apt description for the environment.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

6

STRATEGIC ALLOCATION FUND (Unaudited) (Continued)

International Equities

The international equity markets posted positive returns during the fiscal year ended September 30, 2018, with the MSCI EAFE® Index (net) gaining 2.74%. International equity markets shrugged off the U.S.-China “Trade and Tariff War” and higher interest rates, although both concerns caused episodes of skittishness at times. The dominant tailwind driving equity markets was a building consensus that global economic growth is alive and well, powered by a strong U.S. economy. Underlying economic fundamentals remained largely positive in support of the global growth story, which served to mute the overall impact of adverse news events.

Nine of the 11 sectors in the MSCI EAFE® Index (net) posted positive returns. The top performing sectors were energy, healthcare, and information technology. The weakest performing sectors were financials, communication services, and utilities.

Fixed Income

Most spread sectors outperformed during the fiscal year ended September 30, 2018, led by corporate high yield and high yield bank loans. Within spread sectors, assets with longer duration underperformed on a total return basis, as yields rose and bond prices fell. Non-U.S. dollar-denominated securities and emerging markets high yield were the largest underperformers during the period.

The 12-month period presented multiple challenges, including several bouts of elevated volatility. Market participants continued to wrestle with periods of instability caused by geopolitical developments, trade rhetoric, mixed global economic signals, and the evolution of the various quantitative easing (QE) programs that began after the now decade-old financial crisis. During the period, oil prices continued their ascent, driven higher by the outlook for supply/demand dynamics. U.S. economic data stayed on a positive trend, which contrasted with other global economies.

As anticipated, the Federal Reserve (the Fed) raised its target rate 0.25% on four separate occasions during the 12 months to a range of 2.00% to 2.25%.

Over the last 12 months, yields increased overall, but more so for shorter maturity bonds than for longer term securities.

What factors affected the Fund’s performance during its fiscal year?

Domestic Equities

The Fund’s domestic equity portfolio underperformed the Russell 1000® Growth Index for the 12 months ended September 30, 2018. Factors negatively affecting the portfolio included weak stock selection in the consumer discretionary sector and an underweight in information technology. Strong stock selection in industrials and materials helped offset losses.

The stocks that contributed the most to the year’s gains were Amazon and Netflix.

⬛	Amazon continued on its powerful growth trajectory, driven by its wide-moat e-commerce business and dominant web services offering. Amazon’s advertising capabilities helped propel the company to outpace second-quarter revenue and earnings expectations by a gigantic margin. In addition, Amazon showed operating leverage on a wide variety of expense items, including fulfillment, technology, content and marketing, hinting at the potential for meaningful margin expansion down the road.

⬛	Netflix is a global leader in on-demand entertainment, with over 125 million subscribers, more than 55% of whom are outside the U.S. Net subscriber additions continued to greatly outpace expectations due to successful content creation, notable early success in cable and telecommunications distribution channels,

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

7

STRATEGIC ALLOCATION FUND (Unaudited) (Continued)

and highly effective local advertising. Margins surprised to the upside, driven by rapid improvements in international profitability even as subscriber growth was a little uneven.

The positions that detracted the most from performance were Celgene and Ctrip.com.

⬛	Celgene was aggressive in deploying capital to bolster future growth, but the results of its pipeline programs severely disappointed. Most recently, its REVLIMID failed in a phase-3 follicular lymphoma trial, but that paled in comparison to the failure of GED-0301 for Crohn’s disease, which subsequently forced Celgene to lower its 2020 guidance. We lost faith that the company would be able to weather its $15 billion revenue cliff, and we exited the position.

⬛	Ctrip.com has consolidated and monopolized the high-end online travel market in China. It came under fire as regulators forced the company to unbundle products such as trip insurance that it automatically added to ticket purchases. The company was also affected by coordinated reductions in domestic commissions. We believe both of those issues are well understood. On the flip side, the company’s outbound travel business experienced a boom, with advantaged inventory and pricing focused on its core high-end consumer. As only a very small percent of Chinese citizens have ever been outside the country, we believe demand could drive future growth. Therefore, we continued to hold the position in the Fund at the end of the period.

International Equities

The Fund’s international equity portfolio posted positive performance during the fiscal year, and also outperformed the international equity market, as measured by the MSCI EAFE® Index. Stock selection was the primary contributor to relative returns, while sector allocations also made a positive impact on results.

Stock selection within industrials, consumer staples, and financials contributed most significantly to the international portfolio’s relative performance. The largest single-stock contribution to relative returns came from Japanese consumer electronics company Sony, which rose more than 62% during the period.

Stock selection within the communication services, information technology, and healthcare sectors detracted from results. Shares of travel website company Ctrip.com fell more than 29% during the period due to concerns over a possible slowdown in Chinese travel trends and a general malaise in the Chinese stock market. We continued to hold the stock in the Fund at the end of the period.

The sector allocations that contributed the most to the portfolio’s relative performance were overweight exposures to energy, materials, and information technology, and an underweight exposure to communication services. However, the portfolio’s overweight exposures to financials and industrials, as well as underweight exposures to consumer discretionary and utilities, detracted from results.

During the period, we found select opportunities across all major sectors of the global economy, but continued to lean into cyclical sectors such as energy, financials, industrials, and technology. We also maintained underweight positions in defensive sectors such as consumer staples and communication services, for both top-down and bottom-up reasons.

Fixed Income

The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year ended September 30, 2018.

Among fixed income sectors, the Fund’s allocations to bank loans, residential mortgages, and asset-backed securities were the largest

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

8

STRATEGIC ALLOCATION FUND (Unaudited) (Continued)

positive contributors to performance for the fiscal year. Issue selection within corporate high quality was also beneficial.

During the fiscal year, the Fund’s allocation to emerging markets high yield was the largest detractor from performance.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuerspecific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Allocation: The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents the asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Common Stocks		62%
Information Technology	21%
Consumer Discretionary	14
Financials	6
All Other Common Stocks	21
Corporate Bonds and Notes		18
Financials	6
Consumer Discretionary	2
Real Estate	2
All Other Corporate Bonds and Notes	8
Mortgage-Backed Securities		6
Asset-Backed Securities		3
U.S. Government Securities		3
Leveraged Loans		2
Other (includes Collateral for Securities Lending)		6

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

9

STRATEGIC ALLOCATION FUND (Unaudited) (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 Year	5 Years	10 Years
Class A shares at NAV [2]	10.01%	6.54%	7.15%
Class A shares at POP [3,4]	3.68	5.29	6.52
Class C shares at NAV [2] and with CDSC [4]	9.05	5.73	6.34
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22	2.16	3.77
MSCI EAFE® Index (net)	2.74	4.42	5.38
Russell 1000® Growth Index	26.30	16.58	14.31
Strategic Allocation Fund Linked Benchmark	11.21	9.75	9.17

Fund Expense Ratios5: Class A shares: 1.16%; Class C shares: 1.91%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 6, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

The indexes are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with active management of an actual portfolio.

10

STRATEGIC ALLOCATION FUND (Unaudited) (Continued)

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see Key Investment Terms on page 4.

11

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—2.8%
U.S. Treasury Bond
2.500%, 2/15/46	$7,250	$6,324
3.000%, 8/15/48	2,170	2,087
U.S. Treasury Note
1.750%, 10/31/18	1,420	1,420
1.375%, 4/30/20	2,720	2,661
1.625%, 2/15/26	730	663
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $13,389)		13,155
MUNICIPAL BONDS—1.6%
California—0.5%
State of California, Build America Bonds Taxable 7.600%, 11/1/40	1,275	1,895
University of California, Series B-A, Taxable 4.428%, 5/15/48	380	384

		2,279

Georgia—0.1%
Rockdale County Water & Sewerage Authority Revenue Taxable 3.060%, 7/1/24	600	580

Idaho—0.1%
Idaho Health Facilities Authority Saint Lukes Health System Revenue Taxable 5.020%, 3/1/48	450	455

New York—0.8%
New York City Transitional Finance Authority Future Tax Secured Revenue Series A-3 5.000%, 8/1/40	1,630	1,830
Port Authority of New York & New Jersey, Consolidated Bonds Revenue 5.000%, 4/15/57	1,560	1,729

		3,559

	PAR VALUE	VALUE
Virginia—0.1%
City of Bristol, General Obligation Taxable 4.210%, 1/1/42	$640	$640
TOTAL MUNICIPAL BONDS (Identified Cost $7,716)		7,513
FOREIGN GOVERNMENT SECURITIES—0.6%
Argentine Republic
7.625%, 4/22/46	195	158
6.875%, 1/11/48	165	127
Dominican Republic 144A 5.950%, 1/25/27(3)	565	575
Kingdom of Abu Dhabi 144A 2.500%, 10/11/22(3)	505	486
Kingdom of Bahrain 144A 7.000%, 10/12/28(3)	485	480
Republic of Indonesia 144A 8.500%, 10/12/35(3)	575	788
Sultanate of Oman
144A, 5.375%, 3/8/27(3)	240	233
144A, 5.625%, 1/17/28(3)	200	197
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $3,169)		3,044
MORTGAGE-BACKED SECURITIES—6.5%
Agency—1.8%
Federal Home Loan Mortgage Corporation
Pool #A46224, 5.000%, 7/1/35	123	130
Pool #G01980, 5.000%, 12/1/35	441	471
Pool #A62213, 6.000%, 6/1/37	194	215
Pool #G08628, 4.000%, 2/1/45	384	389
Pool #G08702, 3.500%, 4/1/46	602	594
Federal National Mortgage Association
Pool #776432, 4.000%, 7/1/19	1	1
Pool #254549, 6.000%, 12/1/32	34	37

See Notes to Financial Statements

12

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Agency (continued)
Pool #735061, 6.000%, 11/1/34	$260	$286
Pool #880117, 5.500%, 4/1/36	4	4
Pool #938574, 5.500%, 9/1/36	143	154
Pool #310041, 6.500%, 5/1/37	212	240
Pool #909092, 6.000%, 9/1/37	10	11
Pool #972569, 5.000%, 3/1/38	147	156
Pool #909175, 5.500%, 4/1/38	96	102
Pool #929625, 5.500%, 6/1/38	157	171
Pool #909220, 6.000%, 8/1/38	76	83
Pool #931995, 5.000%, 9/1/39	174	186
Pool #931983, 5.500%, 9/1/39	1,059	1,138
Pool #AE2496, 4.500%, 9/1/40	355	370
Pool #AO8769, 3.500%, 8/1/42	563	558
Pool #AL3000, 3.500%, 12/1/42	608	603
Pool #MA2471, 3.500%, 12/1/45	129	128
Pool #MA2495, 3.500%, 1/1/46	657	650
Pool #AS6515, 4.000%, 1/1/46	333	336
Pool #AS8483, 3.000%, 12/1/46	807	773
Pool #AS9393, 4.000%, 4/1/47	586	592

		8,378

Non-Agency—4.7%
American Homes 4 Rent Trust
2014-SFR2, C 144A, 4.705%, 10/17/36(3)	615	632
2015-SFR2, C 144A, 4.691%, 10/17/45(3)	130	134

	PAR VALUE	VALUE
Non-Agency (continued)
2015-SFR1, A 144A, 3.467%, 4/17/52(3)	$872	$857
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 2003-AR3, M4, (1 month LIBOR - 5.850%) 3.796%, 6/25/33(2)	350	348
AMSR Trust 2016-SFR1, C 144A, (1 month LIBOR + 2.250%) 4.408%, 11/17/33(2)(3)	243	243
Angel Oak Mortgage Trust I LLC
2018-1, A1 144A, 3.258%, 4/27/48(2)(3)	323	323
2018-2, A1 144A, 3.674%, 7/27/48(2)(3)	264	264
Aventura Mall Trust 2013-AVM, C 144A 3.867%, 12/5/32(2)(3)	580	588
Banc of America Funding Trust
2004-B, 2A1, 3.835%, 11/20/34(2)	80	80
2005-1, 1A1, 5.500%, 2/25/35	194	194
Banc of America Mortgage Trust 2005-3, 1A15 5.500%, 4/25/35	103	104
Bank of America (Merrill Lynch - Countrywide) Home Loan Mortgage Pass-Through-Trust 2004-6, 1A2 4.155%, 5/25/34(2)	354	353
Bank of America (Merrill Lynch) Commercial Mortgage Securities Trust 2015-200P, A 144A 3.218%, 4/14/33(3)	500	487
Bayview Opportunity Master Fund IVa Trust
2016-SPL1, B1 144A, 4.250%, 4/28/55(3)	390	394
2017-SPL5, B1 144A, 4.000%, 6/28/57(2)(3)	100	100

See Notes to Financial Statements

13

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(2)(3)	$145	$147
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(3)	270	271
Citigroup Mortgage Loan Trust, Inc. 2018-RP1, A1 144A 3.000%, 9/25/64(2)(3)	868	850
Colony Starwood Homes Trust 2016-2A, C 144A, (1 month LIBOR + 2.150%) 4.308%, 12/17/33(2)(3)	485	487
COLT Mortgage Loan Trust Funding LLC
2017-1, A3 144A, 3.074%, 5/27/47(2)(3)	72	72
2018-1, A1 144A, 2.930%, 2/25/48(2)(3)	217	216
Credit Suisse Commercial Mortgage-Backed Trust 2006-8, 3A1 6.000%, 10/25/21	105	95
Galton Funding Mortgage Trust
2017-1, A21 144A, 3.500%, 7/25/56(2)(3)	217	214
2018-1, A23 144A, 3.500%, 11/25/57(2)(3)	123	120
GSAA Home Equity Trust 2005-12, AF3W 4.999%, 9/25/35(2)	105	106
Hilton USA Trust 2016-SFP, B 144A 3.323%, 11/5/35(3)	500	488
JPMorgan Chase (WaMu) Mortgage Pass-Through Certificates 2003-S11, 3A5 5.950%, 11/25/33	250	254

	PAR VALUE	VALUE
Non-Agency (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C22, A4 3.801%, 9/15/47	$300	$303
JPMorgan Chase Mortgage Trust
2004-A4, 2A1, 4.326%, 9/25/34(2)	283	287
2016-1, M2 144A, 3.750%, 4/25/45(2)(3)	328	321
2016-2, M2 144A, 3.750%, 12/25/45(2)(3)	351	344
2017-3, 2A2 144A, 2.500%, 8/25/47(2)(3)	216	206
2017-5, A1 144A, 3.172%, 10/26/48(2)(3)	632	626
2017-4, A3 144A, 3.500%, 11/25/48(2)(3)	228	221
MASTR Alternative Loan Trust 2005-5, 2A3 5.500%, 7/25/25	147	148
MASTR Specialized Loan Trust 2005-3, A2 144A 5.704%, 11/25/35(3)	176	179
MetLife Securitization Trust 2017-1A, M1 144A 3.659%, 4/25/55(2)(3)	100	98
Morgan Stanley - Bank of America (Merrill Lynch) Trust
2013-C13, AS, 4.266%, 11/15/46	275	280
2015-C22, AS, 3.561%, 4/15/48	835	816
Motel 6 Trust 2017-MTL6, A 144A, (1 month LIBOR + 0.920%) 3.078%, 8/15/34(2)(3)	610	610
New Residential Mortgage Loan Trust
2014-1A, A 144A, 3.750%, 1/25/54(2)(3)	426	425
2015-2A, A1 144A, 3.750%, 8/25/55(2)(3)	312	311

See Notes to Financial Statements

14

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
2016-1A, A1 144A, 3.750%, 3/25/56(2)(3)	$152	$152
2016-4A, B1A 144A, 4.500%, 11/25/56(2)(3)	419	424
2018-1A, A1A 144A, 4.000%, 12/25/57(2)(3)	228	229
NovaStar Mortgage Funding Trust 2004-4, M5, (1 month LIBOR + 1.725%) 3.941%, 3/25/35(2)	400	405
Oak Hill Advisors Residential Loan Trust 2017-NPL2, A1 144A 3.000%, 7/25/57(3)	529	520
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(3)	360	358
Pretium Mortgage Credit Partners I LLC 2017-NPL5, A1 144A 3.327%, 12/30/32(2)(3)	121	121
Progress Residential Trust
2018-SFR1, B 144A, 3.484%, 3/17/35(3)	760	746
2018-SFR2, B 144A, 3.841%, 8/17/35(3)	235	233
Residential Asset Securitization Trust 2005-A1, A3 5.500%, 4/25/35	334	343
RETL 2018-RVP, C 144A, (1 month LIBOR + 2.050%) 4.208%, 3/15/33(2)(3)	402	404
Sequoia Mortgage Trust 2013-8, B1 3.529%, 6/25/43(2)	168	163
Towd Point Mortgage Trust
2015-1, A2 144A, 3.250%, 10/25/53(2)(3)	385	379
2016-1, A1B 144A, 2.750%, 2/25/55(2)(3)	84	83
2016-1, M1 144A, 3.500%, 2/25/55(2)(3)	160	157

	PAR VALUE	VALUE
Non-Agency (continued)
2015-5, A2 144A, 3.500%, 5/25/55(2)(3)	$480	$474
2015-2, 1M1 144A, 3.250%, 11/25/60(2)(3)	1,245	1,195
Vericrest Opportunity Loan Trust LVI LLC 2017-NPL3, A1 144A 3.500%, 3/25/47(3)	208	207
Vericrest Opportunity Loan Trust LXIV LLC 2017-NP11, A1 144A 3.375%, 10/25/47(3)	592	588
Vericrest Opportunity Loan Trust LXX LLC 2018-NPL6, A1A, 144A 4.115%, 9/25/48(2)(3)	270	270
Verus Securitization Trust
2017-2A, A1 144A, 2.485%, 7/25/47(2)(3)	343	334
2018-1, A1 144A, 2.929%, 2/25/48(2)(3)	246	243
2018-2, A1 144A, 3.677%, 6/1/58(2)(3)	438	438
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	600	585

		22,647
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $31,195)		31,025
ASSET-BACKED SECURITIES—3.2%
Automobiles—1.9%
ACC Trust 2018-1, A 144A 3.700%, 12/21/20(3)	341	341
American Credit Acceptance Receivables Trust 2017-2, C 144A 2.860%, 6/12/23(3)	445	443
AmeriCredit Automobile Receivables Trust 2014-1, D 2.540%, 6/8/20	643	643

See Notes to Financial Statements

15

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Automobiles (continued)
Avis Budget Rental Car Funding LLC (AESOP) 2016-1A, A 144A 2.990%, 6/20/22(3)	$500	$494
Capital Auto Receivables Asset Trust 2017-1, C 144A 2.700%, 9/20/22(3)	430	422
Centre Point Funding LLC 2012-2A, 1 144A 2.610%, 8/20/21(3)	293	289
Drive Auto Receivables Trust
2015-DA, C 144A, 3.380%, 11/15/21(3)	206	206
2017-2, C, 2.750%, 9/15/23	525	524
DT Auto Owner Trust 2016-4A, C 144A 2.740%, 10/17/22(3)	472	472
Exeter Automobile Receivables Trust
2015-2A, C 144A, 3.900%, 3/15/21(3)	615	618
2017-1A, B 144A, 3.000%, 12/15/21(3)	470	469
2018-3A, C 144A, 3.710%, 6/15/23(3)	545	544
Flagship Credit Auto Trust 2017-3, C 144A 2.910%, 9/15/23(3)	520	511
Foursight Capital Automobile Receivables Trust 2017-1, B 144A 3.050%, 12/15/22(3)	420	414
GLS Auto Receivables Trust 2017-1A, B 144A 2.980%, 12/15/21(3)	530	526
Hyundai Auto Lease Securitization Trust 2018-A, A2A 144A 2.550%, 8/17/20(3)	470	469
OneMain Direct Auto Receivables Trust 2017-2A, C 144A 2.820%, 7/15/24(3)	420	413
Prestige Auto Receivables Trust 2017-1A, C 144A 2.810%, 1/17/23(3)	520	509

	PAR VALUE	VALUE
Automobiles (continued)
Tesla Auto Lease Trust 2018-A, A 144A 2.320%, 12/20/19(3)	$285	$285
Westlake Automobile Receivables Trust 2017-2A, C 144A 2.590%, 12/15/22(3)	525	520

		9,112

Other—1.2%
AXIS Equipment Finance Receivables IV LLC 2018-1A, A2 144A 3.240%, 12/20/23(3)	470	468
CCG Receivables Trust 2018-1, A2 144A 2.500%, 6/16/25(3)	570	567
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(3)	427	416
Dell Equipment Finance Trust 2017-2, A3 144A 2.190%, 10/24/22(3)	395	391
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(3)	249	246
Drug Royalty II LP 2 2014-1, A2 144A 3.484%, 7/15/23(3)	170	169
Mariner Finance Issuance Trust 2017-AA, A 144A 3.620%, 2/20/29(3)	450	450
MVW Owner Trust
2016-1A, A 144A, 2.250%, 12/20/33(3)	283	273
2017-1A, A 144A, 2.420%, 12/20/34(3)	414	400
OneMain Financial Issuance Trust 2018-1A, A 144A 3.300%, 3/14/29(3)	470	467
Prosper Marketplace Issuance Trust 2017-2A, B 144A 3.480%, 9/15/23(3)	440	439

See Notes to Financial Statements

16

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Other (continued)
SoFi Consumer Loan Program LLC 2016-3, A 144A 3.050%, 12/26/25(3)	$385	$383
Taco Bell Funding LLC 2016-1A, A21 144A 3.832%, 5/25/46(3)	463	463
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(3)	439	439

		5,571

Student Loans—0.1%
Laurel Road Prime Student Loan Trust 2017-B, A2FX 144A 2.770%, 8/25/42(3)	523	509
SoFi Professional Loan Program LLC 2015-A, A2 144A 2.420%, 3/25/30(3)	114	112

		621
TOTAL ASSET-BACKED SECURITIES (Identified Cost $15,438)		15,304
CORPORATE BONDS AND NOTES—18.0%
Consumer Discretionary—2.1%
Altice France S.A. 144A 7.375%, 5/1/26(3)	200	200
Beazer Homes USA, Inc. 6.750%, 3/15/25	305	282
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	365	361
Charter Communications Operating LLC 4.908%, 7/23/25	515	523
CSC Holdings LLC 144A 5.375%, 2/1/28(3)	300	286
Delta Merger Sub, Inc. 144A 6.000%, 9/15/26(3)	120	122
Discovery Communications LLC 3.950%, 3/20/28	490	465
DISH DBS Corp. 5.875%, 7/15/22	370	361

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Dollar General Corp. 4.125%, 5/1/28	$548	$540
Dollar Tree, Inc. 4.000%, 5/15/25	275	270
frontdoor, Inc. 144A 6.750%, 8/15/26(3)	225	232
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	145	153
General Motors Financial Co., Inc. 3.450%, 4/10/22	100	98
GLP Capital LP 5.750%, 6/1/28	520	535
Graham Holdings Co. 144A 5.750%, 6/1/26(3)	415	425
Horton (D.R.), Inc. 4.750%, 2/15/23	550	563
Lear Corp. 3.800%, 9/15/27	615	571
Lennar Corp.
5.250%, 6/1/26	330	328
4.750%, 11/29/27	300	289
Live Nation Entertainment, Inc. 144A 5.625%, 3/15/26(3)	275	278
Marriott Ownership Resorts, Inc. 144A 6.500%, 9/15/26(3)	195	200
MDC Holdings, Inc. 5.500%, 1/15/24	340	339
Meredith Corp. 144A 6.875%, 2/1/26(3)(12)	370	379
PulteGroup, Inc. 6.375%, 5/15/33	280	269
QVC, Inc. 4.375%, 3/15/23	700	691
Tenneco, Inc. 5.000%, 7/15/26	410	364
TRI Pointe Group, Inc. 5.875%, 6/15/24	275	273
William Lyon Homes, Inc. 6.000%, 9/1/23	345	333
Wyndham Worldwide Corp. 4.500%, 4/1/27	140	132

		9,862

See Notes to Financial Statements

17

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Staples—0.8%
Anheuser-Busch InBev Finance, Inc. 3.650%, 2/1/26	$435	$422
Anheuser-Busch InBev Worldwide, Inc. 4.000%, 4/13/28	270	266
Bacardi Ltd. 144A 4.700%, 5/15/28(3)	455	452
CVS Health Corp.
2.875%, 6/1/26	760	697
4.300%, 3/25/28	409	405
Flowers Foods, Inc. 4.375%, 4/1/22	700	712
Kraft Heinz Foods Co. (The) 3.000%, 6/1/26	510	465
Safeway, Inc. 7.250%, 2/1/31(12)	295	281

		3,700

Energy—1.7%
Andeavor Logistics LP 4.250%, 12/1/27	510	498
Bristow Group, Inc. 144A 8.750%, 3/1/23(3)(12)	155	152
Cheniere Energy Partners LP 144A 5.625%, 10/1/26(3)	180	181
Crestwood Midstream Partners LP 5.750%, 4/1/25	275	281
Enbridge Energy Partners LP
4.375%, 10/15/20	105	107
5.875%, 10/15/25	415	457
Energy Transfer Partners LP 4.200%, 4/15/27	220	212
EP Energy LLC 144A 8.000%, 11/29/24(3)	160	161
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	395	404
HollyFrontier Corp. 5.875%, 4/1/26	475	506
Jagged Peak Energy LLC 144A 5.875%, 5/1/26(3)	310	309

	PAR VALUE	VALUE
Energy (continued)
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	$595	$737
MPLX LP 4.875%, 12/1/24	915	950
NuStar Logistics LP 5.625%, 4/28/27	350	346
Range Resources Corp. 4.875%, 5/15/25	300	284
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	425	457
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(4)	455	492
Sunoco LP 144A 5.500%, 2/15/26(3)	495	478
Transocean Guardian Ltd. 144A 5.875%, 1/15/24(3)	135	136
USA Compression Partners LP 144A 6.875%, 4/1/26(3)	350	361
Valero Energy Partners LP 4.500%, 3/15/28	450	442

		7,951

Financials—5.7%
AerCap Ireland Capital DAC 3.650%, 7/21/27	570	522
Allstate Corp. (The) Series B 5.750%, 8/15/53(5)	530	546
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	690	685
Ares Capital Corp.
3.500%, 2/10/23	215	205
4.250%, 3/1/25	395	379
Ares Finance Co., LLC 144A 4.000%, 10/8/24(3)	595	562
Athene Holding Ltd. 4.125%, 1/12/28	470	439
Aviation Capital Group LLC 144A 3.500%, 11/1/27(3)	515	470

See Notes to Financial Statements

18

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Financials (continued)
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 5.125%, 1/18/33(3)	$340	$309
Banco de Credito e Inversiones 144A 3.500%, 10/12/27(3)	645	589
Banco Santander Chile 144A 3.875%, 9/20/22(3)	430	429
Bank of America Corp.
3.004%, 12/20/23	712	691
4.200%, 8/26/24	1,065	1,070
Bank of Montreal 3.803%, 12/15/32	803	750
BrightSphere Investment Group plc 4.800%, 7/27/26	585	568
Brookfield Finance LLC 4.000%, 4/1/24	671	668
Capital One Financial Corp.
4.200%, 10/29/25	630	615
3.750%, 7/28/26	580	541
Citigroup, Inc. 4.050%, 7/30/22	700	706
Compass Bank 3.875%, 4/10/25	705	676
FS Investment Corp.
4.250%, 1/15/20	615	615
4.750%, 5/15/22	115	114
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22	1,020	1,085
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	526	527
ICAHN Enterprises LP 6.375%, 12/15/25	390	391
Jefferies Financial Group, Inc. 5.500%, 10/18/23	535	554
Jefferies Group LLC
6.875%, 4/15/21	78	84
5.125%, 1/20/23	123	127
4.850%, 1/15/27	300	295
JPMorgan Chase & Co. 3.300%, 4/1/26	1,025	982

	PAR VALUE	VALUE
Financials (continued)
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	$480	$529
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(3)	690	698
Macquarie Group Ltd. 144A 6.250%, 1/14/21(3)	570	601
Manulife Financial Corp. 4.150%, 3/4/26	570	575
Morgan Stanley
3.125%, 7/27/26	730	680
6.375%, 7/24/42	710	884
Navient Corp.
7.250%, 9/25/23	100	106
6.750%, 6/25/25	360	362
Prudential Financial, Inc. 5.625%, 6/15/43(5)	680	709
S&P Global, Inc. 4.000%, 6/15/25	480	481
Santander Holdings USA, Inc.
3.700%, 3/28/22	445	439
4.400%, 7/13/27	205	196
Societe Generale S.A. 144A 4.750%, 11/24/25(3)	535	530
Springleaf Finance Corp. 6.875%, 3/15/25	240	240
Synchrony Financial 3.950%, 12/1/27	450	408
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)	595	592
Toronto-Dominion Bank (The) 3.625%, 9/15/31	650	610
Trinity Acquisition plc
3.500%, 9/15/21	50	50
4.400%, 3/15/26	230	229
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(3)	245	213
UBS AG 7.625%, 8/17/22	500	557

See Notes to Financial Statements

19

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Financials (continued)
Wells Fargo & Co.
3.550%, 9/29/25	$375	$365
Series S, 5.900%	715	726

		26,974

Health Care—1.5%
Abbott Laboratories 3.750%, 11/30/26	730	728
AbbVie, Inc.
3.600%, 5/14/25	235	227
3.200%, 5/14/26	355	331
Allergan Sales LLC 144A 4.875%, 2/15/21(3)	226	233
AmerisourceBergen Corp. 3.450%, 12/15/27	340	317
Anthem, Inc.
3.650%, 12/1/27	134	127
4.101%, 3/1/28	480	473
Bausch Health Cos., Inc.
144A, 7.500%, 7/15/21(3)	60	61
144A, 6.500%, 3/15/22(3)	25	26
144A, 5.500%, 11/1/25(3)	175	175
Becton Dickinson & Co.
(3 month LIBOR + 0.875%) 3.261%, 12/29/20(2)	125	125
3.363%, 6/6/24	113	109
3.700%, 6/6/27	375	359
Cardinal Health, Inc.
3.200%, 3/15/23	300	291
3.410%, 6/15/27	195	180
Centene Corp. 144A 5.375%, 6/1/26(3)	90	92
Elanco Animal Health, Inc. 144A 4.900%, 8/28/28(3)	101	103
Envision Healthcare Corp. 144A 6.250%, 12/1/24(3)	85	91
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(3)	120	122
Halfmoon Parent, Inc.
144A, 4.125%, 11/15/25(3)	19	19
144A, 4.375%, 10/15/28(3)	407	406

	PAR VALUE	VALUE
Health Care (continued)
HCA, Inc. 5.375%, 2/1/25	$405	$413
HLF Financing S.a.r.l. LLC 144A 7.250%, 8/15/26(3)	250	254
Mylan NV 3.950%, 6/15/26	400	378
Shire Acquisitions Investments Ireland DAC 2.400%, 9/23/21	230	222
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	260	271
Tenet Healthcare Corp. 4.625%, 7/15/24	165	160
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/1/26	195	162
Zimmer Biomet Holdings, Inc. 3.550%, 4/1/25	725	695

		7,150

Industrials—0.8%
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(3)	350	333
CNH Industrial N.V.
4.500%, 8/15/23	426	433
3.850%, 11/15/27	225	213
Continental Airlines Pass-Through-Trust 1999-2, C2 6.236%, 3/15/20	139	141
CRH America, Inc. 144A 3.875%, 5/18/25(3)	90	88
Masco Corp.
5.950%, 3/15/22	291	311
4.450%, 4/1/25	220	222
Oshkosh Corp. 4.600%, 5/15/28	604	597
Owens Corning 3.400%, 8/15/26	590	541
Penske Truck Leasing Co., LP 144A 4.125%, 8/1/23(3)	455	454

See Notes to Financial Statements

20

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Industrials (continued)
Pitney Bowes, Inc. 4.375%, 5/15/22	$499	$462

		3,795

Information Technology—0.8%
Arrow Electronics, Inc. 3.875%, 1/12/28	525	489
Broadcom Corp.
3.000%, 1/15/22	195	190
3.625%, 1/15/24	370	359
CDK Global, Inc. 5.875%, 6/15/26	365	377
Citrix Systems, Inc. 4.500%, 12/1/27	455	438
Dell International LLC
144A, 6.020%, 6/15/26(3)	100	106
144A, 8.100%, 7/15/36(3)	210	252
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	390	401
Verisk Analytics, Inc. 4.000%, 6/15/25	685	676
VMware, Inc.
2.950%, 8/21/22	223	215
3.900%, 8/21/27	240	227

		3,730

Materials—1.3%
Anglo American Capital plc 144A 4.000%, 9/11/27(3)	540	497
ArcelorMittal 6.125%, 6/1/25	405	440
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(5)	450	493
CRH America Finance, Inc. 144A 3.400%, 5/9/27(3)	440	410
Glencore Funding LLC 144A 4.000%, 3/27/27(3)	520	488
GTL Trade Finance, Inc. 144A 5.893%, 4/29/24(3)	305	308
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	850	850
NewMarket Corp. 4.100%, 12/15/22	759	758

	PAR VALUE	VALUE
Materials (continued)
NOVA Chemicals Corp.
144A, 4.875%, 6/1/24(3)	$145	$139
144A, 5.000%, 5/1/25(3)	225	214
Rusal Capital Designated Activity Co. 144A 5.125%, 2/2/22(3)	455	296
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(3)	150	153
Syngenta Finance N.V.
144A, 4.441%, 4/24/23(3)	200	199
144A, 4.892%, 4/24/25(3)	200	196
United States Steel Corp. 6.250%, 3/15/26	325	322
Vulcan Materials Co. 3.900%, 4/1/27	520	496

		6,259

Real Estate—1.7%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27	345	333
Brixmor Operating Partnership LP 3.875%, 8/15/22	160	159
Corporate Office Properties LP 3.600%, 5/15/23	715	691
EPR Properties 4.750%, 12/15/26	720	706
Greystar Student Housing Growth & Income OP LP 4.600%, 12/1/24	595	635
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	440	427
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	540	508
Hospitality Properties Trust 4.950%, 2/15/27	640	627
Kilroy Realty LP 4.375%, 10/1/25	640	638
LifeStorage LP
3.500%, 7/1/26	540	501
3.875%, 12/15/27	200	188

See Notes to Financial Statements

21

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Real Estate (continued)
MPT Operating Partnership LP
6.375%, 3/1/24	$55	$58
5.500%, 5/1/24	245	247
5.000%, 10/15/27	185	179
Physicians Realty LP 3.950%, 1/15/28	535	499
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	485	455
Select Income REIT 4.500%, 2/1/25	690	661
Welltower, Inc. 4.000%, 6/1/25	730	720

		8,232

Telecommunication Services—0.6%
AT&T, Inc. 144A 4.100%, 2/15/28(3)	1,462	1,417
Frontier Communications Corp.
7.625%, 4/15/24	490	316
144A, 8.500%, 4/1/26(3)	160	151
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(3)	400	376
Verizon Communications, Inc.
(3 month LIBOR + 1.100%) 3.414%, 5/15/25(2)	180	182
4.125%, 3/16/27	525	525

		2,967

Utilities—1.0%
American Electric Power Co., Inc. 3.200%, 11/13/27	465	435
Duke Energy Corp. 2.650%, 9/1/26	605	547
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(3)	440	423
Exelon Corp. 3.497%, 6/1/22	725	712

	PAR VALUE	VALUE
Utilities (continued)
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(3)	$735	$743
PSEG Power LLC 3.850%, 6/1/23	153	152
Southern Power Co. 4.150%, 12/1/25	590	581
State Grid Overseas Investment 2014 Ltd. 144A 4.125%, 5/7/24(3)	610	617
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(3)	260	242
Vistra Operations Co., LLC 144A 5.500%, 9/1/26(3)	60	61

		4,513
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $86,893)		85,133
LEVERAGED LOANS(2)—2.5%
Aerospace—0.0%
TransDigm, Inc. Tranche E, (1 month LIBOR + 2.500%) 4.742%, 5/30/25	159	160

Consumer Durables—0.1%
Fluidra, S.A., (1 month LIBOR + 2.250%) 4.492%, 7/2/25	95	95
Global Appliance, Inc. Tranche B, (1 month LIBOR + 4.000%) 6.250%, 9/29/24	144	138

		233

Consumer Non-Durables—0.1%
Herbalife Nutrition Ltd. Tranche B, (1 month LIBOR + 3.250%) 5.492%, 8/18/25	50	51

See Notes to Financial Statements

22

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Non-Durables (continued)
Kronos Acquisition Intermediate, Inc., (1 month LIBOR + 4.000%) 6.242%, 5/15/23	$362	$360

		411

Energy—0.0%
Lotus Midstream LLC Tranche B, (3 month LIBOR + 3.250%) 0.000%, 9/26/25(6)	60	60
Paragon Offshore Finance Co., (3 month LIBOR + 3.250%) 0.000%, 9/29/25(6)	25	25

		85

Financial—0.1%
Financial & Risk US Holdings, Inc., (3 month LIBOR + 3.750%) 0.000%, 10/1/25(6)	285	284
Franklin Square Holdings LP, (1 month LIBOR + 2.500%) 4.625%, 8/1/25	65	65
Genworth Holdings, Inc., (1 month LIBOR + 4.500%) 6.648%, 3/7/23	15	16

		365

Food and Drug—0.1%
Albertson’s LLC Tranche B-4, (1 month LIBOR + 2.750%) 4.992%, 8/25/21	321	321

Food/Tobacco—0.1%
Aramark Intermediate HoldCo Corp. Tranche B-3, (3 month LIBOR + 1.750%) 4.084%, 3/11/25	159	159

	PAR VALUE	VALUE
Food/Tobacco (continued)
CHG PPC Parent LLC First Lien, (1 month LIBOR + 2.750%) 4.992%, 3/31/25	$184	$184
H-Food Holdings, LLC, (1 month LIBOR + 3.000%) 5.242%, 5/23/25	50	50

		393

Gaming/Leisure—0.4%
Aristocrat Leisure Ltd. Tranche B-3, (3 month LIBOR + 1.750%) 4.098%, 10/19/24	362	362
Gateway Casinos & Entertainment Ltd., (3 month LIBOR + 3.000%) 5.386%, 12/1/23	55	55
GVC Holdings plc Tranche B-2, (1 month LIBOR + 2.500%) 4.742%, 3/29/24	244	245
Playa Resorts Holding B.V., (1 month LIBOR + 2.750%) 4.990%, 4/29/24	218	216
Scientific Games International, Inc. Tranche B-5, (2 month LIBOR + 2.750%) 5.034%, 8/14/24	279	278
Seminole Tribe of Florida 2018 Replacement, Tranche B, (1 month LIBOR + 1.750%) 3.992%, 7/8/24	282	283
Wyndham Hotels & Resorts, Inc. Tranche B, (1 month LIBOR + 1.750%) 3.992%, 5/30/25	465	466

		1,905

See Notes to Financial Statements

23

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Healthcare—0.3%
Bausch Health Cos., Inc., (1 month LIBOR + 3.000%) 5.104%, 6/2/25	$54	$54
CCS-CMGC Holdings, Inc., (3 month LIBOR + 5.500%) 0.000%, 9/25/25(6)	255	255
CHG Healthcare Services, Inc. First Lien, (3 month LIBOR + 3.000%) 5.306%, 6/7/23	290	292
Endo Luxembourg Finance Co. S.a.r.l., (1 month LIBOR + 4.250%) 6.500%, 4/29/24	128	129
Envision Healthcare Corp., (3 month LIBOR + 3.750%) 0.000%, 10/10/25(6)	375	373
Iqvia, Inc. Tranche B-3, (3 month LIBOR + 1.750%) 4.136%, 6/11/25	369	369
Quorum Health Corp., (1 month LIBOR + 6.750%) 8.992%, 4/29/22	130	132

		1,604

Housing—0.2%
American Builders & Contractors Supply Co., Inc. Tranche B-2, (1 month LIBOR + 2.000%) 4.242%, 10/31/23	463	461
Capital Automotive LP Tranche B-2, (1 month LIBOR + 2.500%) 4.750%, 3/25/24	384	385

		846

	PAR VALUE	VALUE
Information Technology—0.3%
BMC Software Finance, Inc., (3 month LIBOR + 4.250%) 0.000%, 10/2/25(6)	$370	$373
Kronos, Inc. First Lien, (3 month LIBOR + 3.000%) 5.343%, 11/1/23	289	290
Rackspace Hosting, Inc. Tranche B, (3 month LIBOR + 3.000%) 5.348%, 11/3/23	391	385
Renaissance Holding Corp. First Lien, (1 month LIBOR + 3.250%) 5.492%, 5/30/25	80	80
SS&C Technologies Holdings, Inc.
Tranche B-3, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	319	319
Tranche B-4, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	124	124

		1,571

Manufacturing—0.0%
Accudyne Industries Borrower S.C.A., (1 month LIBOR + 3.000%) 5.242%, 8/18/24	181	182
Altra Industrial Motion Corp., (3 month LIBOR + 2.000%) 0.000%, 10/1/25(6)	40	40

		222

Media/Telecom - Cable/Wireless Video—0.1%
Altice US Finance I Corp. 2017 Refinancing, (1 month LIBOR + 2.250%) 4.492%, 7/28/25	373	372

See Notes to Financial Statements

24

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Media/Telecom - Cable/Wireless Video (continued)
Telenet Financing USD LLC, (1 month LIBOR + 2.250%) 4.408%, 8/15/26	$280	$279

		651

Media/Telecom - Diversified Media—0.1%
Crown Finance US, Inc., (1 month LIBOR + 2.500%) 4.742%, 2/28/25	373	373

Media Telecom - Telecommunications—0.1%
CenturyLink, Inc. Tranche B, (1 month LIBOR + 2.750%) 4.992%, 1/31/25	562	557

Media/Telecom - Wireless Communications—0.1%
Digicel International Finance Ltd. Tranche B, (3 month LIBOR + 3.250%) 5.570%, 5/27/24	25	23
SBA Senior Finance II LLC, (1 month LIBOR + 2.000%) 4.250%, 4/11/25	209	210

		233

Metals/Minerals—0.1%
Covia Holdings Corp., (1 month LIBOR + 3.750%) 6.136%, 6/1/25	279	263

Service—0.1%
Red Ventures LLC First Lien, (1 month LIBOR + 4.000%) 6.242%, 11/8/24	303	307

	PAR VALUE		VALUE
Service (continued)
TKC Holdings, Inc. First Lien, (1 month LIBOR + 3.750%) 6.000%, 2/1/23	$202		$202

			509

Transportation - Automotive—0.0%
Navistar, Inc. Tranche B, (1 month LIBOR + 3.500%) 5.640%, 11/6/24	224		225

Utility—0.2%
Brookfield WEC Holdings, Inc. (Westinghouse Electric Co., LLC) First Lien, (1 month LIBOR + 3.750%) 5.992%, 8/1/25	275		278
NRG Energy, Inc., (3 month LIBOR + 1.750%) 4.136%, 6/30/23	262		262
Vistra Operations Co., LLC
(1 month LIBOR + 2.000%) 4.242%, 8/4/23	167		167
(1 month LIBOR + 2.000%) 4.181%, 12/31/25	209		210

			917
TOTAL LEVERAGED LOANS (Identified Cost $11,854)			11,844

	SHARES
PREFERRED STOCKS—1.1%
Financials—0.8%
Bank of New York Mellon Corp. (The) Series E, 4.950%	525	(7)	535
Huntington Bancshares, Inc. Series E, 5.700%	365	(7)	362
JPMorgan Chase & Co. Series Z, 5.300%	640	(7)	654

See Notes to Financial Statements

25

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES		VALUE
Financials (continued)
KeyCorp Series D, 5.000%(9)	375	(7)	$368
M&T Bank Corp. Series F, 5.125%(9)	570	(7)	574
MetLife, Inc. Series D, 5.875%	202	(7)	207
PNC Financial Services Group, Inc. (The)
Series R, 4.850%	570	(5)	569
Series S, 5.000%	570	(5)	568

			3,837

Industrials—0.3%
General Electric Co. Series D, 5.000%	1,488	(7)	1,450
TOTAL PREFERRED STOCKS (Identified Cost $5,186)			5,287
COMMON STOCKS—62.4%
Consumer Discretionary—13.8%
Amazon.com, Inc.(1)	10,330		20,691
Carnival Corp.	28,190		1,798
Ctrip.com International Ltd. ADR(1)	115,068		4,277
Home Depot, Inc. (The)	23,980		4,967
Las Vegas Sands Corp.	90,190		5,351
McDonald’s Corp.	17,790		2,976
MercadoLibre, Inc.	6,680		2,274
Netflix, Inc.(1)	28,230		10,562
NIKE, Inc. Class B	61,250		5,189
Ross Stores, Inc.	49,740		4,929
Sony Corp. Sponsored ADR	46,851		2,842

			65,856

Consumer Staples—3.0%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	20,066		1,986
Marine Harvest ASA Sponsored ADR	78,764		1,823
Monster Beverage Corp.(1)	120,480		7,022
Philip Morris International, Inc.	44,200		3,604

			14,435

	SHARES	VALUE
Energy—3.1%
Cabot Oil & Gas Corp.	133,560	$3,008
Core Laboratories N.V.	20,630	2,390
Eni SpA. Sponsored ADR	53,546	2,016
Equinor ASA. Sponsored ADR	81,859	2,308
Pioneer Natural Resources Co.	18,570	3,235
TechnipFMC plc	63,314	1,979

		14,936

Financials—6.3%
Bank of America Corp.	241,980	7,129
BOC Hong Kong Holdings Ltd. Sponsored ADR	19,486	1,848
CaixaBank S.A. ADR	1,265,865	1,905
Charles Schwab Corp. (The)	61,700	3,032
China Construction Bank Corp. ADR	112,533	1,963
Credit Agricole S.A. ADR	243,829	1,734
DBS Group Holdings Ltd. Sponsored ADR	30,599	2,332
MarketAxess Holdings, Inc.	13,590	2,426
ORIX Corp. Sponsored ADR	26,112	2,116
Ping An Insurance Group Co. of China Ltd. ADR(12)	78,799	1,595
SEI Investments Co.	28,990	1,771
UBS Group AG Registered Shares	119,986	1,887

		29,738

Health Care—5.8%
Allergan plc	13,539	2,579
Bayer AG Sponsored ADR	58,125	1,287
Bluebird Bio, Inc.(1)	10,775	1,573
Danaher Corp.	33,250	3,613
HealthEquity, Inc.(1)	59,430	5,611
ICON plc(1)	11,879	1,826
Illumina, Inc.(1)	15,460	5,675
Zoetis, Inc.	59,810	5,476

		27,640

Industrials—6.2%
Airbus SE ADR	71,210	2,227
Ashtead Group plc ADR	22,078	2,828

See Notes to Financial Statements

26

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
Industrials (continued)
Caterpillar, Inc.	27,460	$4,187
CoStar Group, Inc.(1)	9,450	3,977
easyJet plc Sponsored ADR	102,954	1,750
Golden Ocean Group Ltd.	246,776	2,433
Kansas City Southern	29,070	3,293
Nidec Corp. Sponsored ADR(12)	63,864	2,292
Rockwell Automation, Inc.	10,790	2,023
Roper Technologies, Inc.	15,650	4,636

		29,646

Information Technology—21.1%
Accenture plc Class A	22,680	3,860
Activision Blizzard, Inc.	55,450	4,613
Alibaba Group Holding Ltd. Sponsored ADR(1)	72,070	11,874
Amphenol Corp. Class A	69,920	6,574
Arista Networks, Inc.(1)	11,550	3,071
ASML Holding NV Registered Shares	12,598	2,369
Avalara, Inc.(1)(12)	79,130	2,764
Broadcom, Inc.	9,308	2,296
Facebook, Inc. Class A(1)	68,020	11,187
Gartner, Inc.(1)	17,440	2,764
Hitachi Ltd. ADR	32,464	2,201
NVIDIA Corp.	36,180	10,167
Paycom Software, Inc.(1)	43,650	6,784
SAP SE Sponsored ADR	15,116	1,859
Tencent Holdings Ltd. ADR	108,090	4,414
Trade Desk, Inc. (The) Class A(1)	16,640	2,511
Visa, Inc. Class A	70,320	10,554
Workday, Inc. Class A(1)	39,770	5,806
Yandex N.V. Class A(1)	147,760	4,860

		100,528

Materials—2.1%
Anhui Conch Cement Co., Ltd. ADR	102,442	3,094
Ecolab, Inc.	31,010	4,861
Glencore plc ADR(1)(12)	221,434	1,899

		9,854

Real Estate—0.4%
LendLease Group Sponsored ADR	130,807	1,858

	SHARES	VALUE
Telecommunication Services—0.3%
BT Group plc Sponsored ADR(12)	102,774	$1,518

Utilities—0.3%
Veolia Environnement S.A. ADR	67,223	1,337
TOTAL COMMON STOCKS (Identified Cost $209,384)		297,346
EXCHANGE-TRADED FUND—0.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF(10)	7,583	871
TOTAL EXCHANGE-TRADED FUND (Identified Cost $871)		871
AFFILIATED MUTUAL FUND—0.6%
Virtus Newfleet Credit Opportunities Fund Class R6(10)	287,054	2,776
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $2,869)		2,776
TOTAL LONG-TERM INVESTMENTS—99.4%
(Identified Cost $387,964)		473,298	(11)
SECURITIES LENDING COLLATERAL—1.3%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(10)(13)	6,367,858	6,368
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $6,368)		6,368
TOTAL INVESTMENTS—100.7% (Identified Cost $394,332)		479,666(1)
Other assets and liabilities, net—(0.7)%		(3,243)

NET ASSETS—100.0%		$476,423

See Notes to Financial Statements

27

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

Abbreviations:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Non-income producing.
(2)

Variable rate security. Rate disclosed is as of September 30, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $57,277 or 12.0% of net assets.

(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Interest payments may be deferred.
(6)	This loan will settle after September 30, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(7)	Value shown as par value.
(8)	No contractual maturity date.
(9)	Interest may be forfeited.
(10)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(11)	All or a portion of the Fund’s assets have been segregated for delayed delivery security.
(12)	All or a portion of security is on loan.
(13)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	77%
China	6
France	2
Japan	2
United Kingdom	2
Ireland	1
Norway	1
Other	9
Total	100%

†	% of total investments as of September 30, 2018.

For information regarding the abbreviations, see Key Investment Terms starting on page 4

See Notes to Financial Statements

28

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$15,304	$—	$15,304
Corporate Bonds And Notes	85,133	—	85,133
Foreign Government Securities	3,044	—	3,044
Leveraged Loans	11,844	—	11,844
Mortgage-backed Securities	31,025	—	31,025
Municipal Bonds	7,513	—	7,513
U.S. Government Securities	13,155	—	13,155
Equity Securities:
Common Stocks	297,346	297,346	—
Preferred Stocks	5,287	—	5,287
Affiliated Mutual Fund	2,776	2,776	—
Exchange-traded Fund	871	871	—
Securities Lending Collateral	6,368	6,368	—

Total Investments	$479,666	$307,361	$172,305

There are no securities valued using significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

29

STRATEGIC ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)(3)	$476,890
Investments in affiliated funds at value(2)	2,776
Cash	3,667
Receivables
Investment securities sold	401
Fund shares sold	44
Dividends and interest	1,786
Tax reclaims	29
Prepaid expenses	24
Prepaid trustee retainer	9
Other assets	28

Total assets	485,654

Liabilities
Payables
Fund shares repurchased	236
Investment securities purchased	2,054
Collateral on securities loaned	6,368
Investment advisory fees	214
Distribution and service fees	115
Administration and accounting fees	41
Transfer agent and sub-transfer agent fees and expenses	112
Professional fees	31
Trustee deferred compensation plan	28
Other accrued expenses	32

Total liabilities	9,231

Net Assets	$476,423

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$374,866
Accumulated undistributed net investment income (loss)	(558)
Accumulated undistributed net realized gain (loss)	16,782
Net unrealized appreciation (depreciation) on investments	85,333

Net Assets	$476,423

Net Assets:
Class A	$447,974
Class C	$28,449
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	29,078,937
Class C	1,865,040
Net Asset Value and Redemption Price Per Share:
Class A	$15.41
Class C	$15.25
Class A Maximum offering price per share NAV/(1-5.75%)	$16.35

(1) Investment in securities at cost	$391,463

(2) Investments in affiliated funds at cost	2,869

(3) Market value of securities on loan	6,099

See Notes to Financial Statements

30

STRATEGIC ALLOCATION FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

Investment Income
Dividends	$3,925
Dividend income from affiliated funds	170
Interest	7,055
Security lending, net of fees	6
Foreign taxes withheld	(165)

Total investment income	10,991

Expenses
Investment advisory fees	2,668
Distribution and service fees, Class A	1,140
Distribution and service fees, Class C	292
Administration and accounting fees	514
Transfer agent fees and expenses	381
Sub-transfer agent fees and expenses, Class A	151
Sub-transfer agent fees and expenses, Class C	17
Registration fees	47
Printing fees and expenses	55
Custodian fees	97
Professional fees	44
Trustees’ fees and expenses	37
Miscellaneous expenses	26

Total expenses	5,469
Less expenses reimbursed and/or waived by investment adviser	(15)
Low balance account fees	(11)

Net expenses	5,443

Net investment income (loss)	5,548

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Unaffiliated investments	17,973
Net change in unrealized appreciation (depreciation) on:
Affiliated Investments	(34)
Unaffiliated investments	22,470
Foreign Currency Transactions	(1)

Net realized and unrealized gain (loss) on investments	40,408

Net increase (decrease) in net assets resulting from operations	$45,956

See Notes to Financial Statements

31

STRATEGIC ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended September 30, 2018	Fiscal Period Ended September 30, 2017(1)	Year Ended March 31, 2017
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$5,548	$3,056	$7,222
Net realized gain (loss)	17,973	5,108	34,480
Net change in unrealized appreciation (depreciation)	22,435	33,961	(9,141)

Increase (decrease) in net assets resulting from operations	45,956	42,125	32,561

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(5,914)	(3,099)	(6,925)
Class B	—	—	(3)
Class C	(160)	(88)	(322)
Net Realized Gains:
Class A	(3,104)	(10)	(33,970)
Class B	—	—	(27)
Class C	(203)	(1)	(2,686)

Dividends and distributions to shareholders	(9,381)	(3,198)	(43,933)

Change in Net Assets from Capital Transactions
Sale of shares
Class A (996, 382 and 485 shares, respectively)	14,953	5,244	6,467
Class B (0, 0 and —(2) shares, respectively)	—	—	— (3)
Class C (58, 17 and 66 shares, respectively)	860	232	874

Reinvestment of distributions
Class A (560, 204 and 3,012 shares, respectively)	8,350	2,852	38,224
Class B (0, 0 and 2 shares, respectively)	—	—	30
Class C (24, 6 and 212 shares, respectively)	353	86	2,658

Conversion of shares(4)
To Class A (0, 0 and 21 shares, respectively)	—	—	279
From Class B (0, 0 and 21 shares, respectively)	—	—	(279)

Shares repurchased
Class A (3,998, 2,079 and 4,545 shares, respectively)	(60,225)	(28,665)	(61,067)
Class B (0, 0 and 21 shares, respectively)	—	—	(284)
Class C (317, 401 and 694 shares, respectively)	(4,692)	(5,452)	(9,236)

Increase (decrease) in net assets from capital transactions	(40,401)	(25,703)	(22,334)

Net increase (decrease) in net assets	(3,826)	13,224	(33,706)

Net Assets
Beginning of period	480,249	467,025	500,731

End of period	$476,423	$480,249	$467,025

Accumulated undistributed net investment income (loss) at end of period	$(558)	$(242)	$(129)

(1)	Fund changed its fiscal year end to September 30 during the period.
(2)	Amount is less than 500 shares.
(3)	Amount is less than $500.
(4)	See Note 1 in Notes to Financial Statements for more information.

See Notes to Financial Statements

32

THIS PAGE INTENTIONALLY BLANK.

STRATEGIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A
10/1/17 to 09/30/18	$14.29	0.18	1.24	1.42	(0.20)	(0.10)	(0.30)
4/1/17 to 9/30/17(7)	13.17	0.09	1.13	1.22	(0.10)	— (4)	(0.10)
4/1/16 to 3/31/17	13.55	0.21	0.69	0.90	(0.21)	(1.07)	(1.28)
4/1/15 to 3/31/16	15.18	0.29	(1.22)	(0.93)	(0.25)	(0.45)	(0.70)
4/1/14 to 3/31/15	15.54	0.29	0.33	0.62	(0.30)	(0.68)	(0.98)
4/1/13 to 3/31/14	15.35	0.30	1.65	1.95	(0.29)	(1.47)	(1.76)

Class C
10/1/17 to 09/30/18	$14.16	0.06	1.21	1.27	(0.08)	(0.10)	(0.18)
4/1/17 to 9/30/17(7)	13.04	0.04	1.12	1.16	(0.04)	— (4)	(0.04)
4/1/16 to 3/31/17	13.44	0.11	0.68	0.79	(0.12)	(1.07)	(1.19)
4/1/15 to 3/31/16	15.06	0.18	(1.21)	(1.03)	(0.14)	(0.45)	(0.59)
4/1/14 to 3/31/15	15.43	0.17	0.33	0.50	(0.19)	(0.68)	(0.87)
4/1/13 to 3/31/14	15.26	0.18	1.63	1.81	(0.17)	(1.47)	(1.64)

See Notes to Financial Statements

34

STRATEGIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Payments from Affiliates		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(9)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)		Ratio of Gross Expenses to Average Net Assets(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(8)		Portfolio Turnover Rate(9)

—		1.12	$15.41	10.01%	$447,974	1.08%		1.08%	1.19%		34%
—		1.12	14.29	9.26	450,516	1.15		1.16	1.33		24
—		(0.38)	13.17	7.13 (6)	434,712	1.16	(5)(6)	1.16	1.46	(6)	100
—	(4)	(1.63)	13.55	(6.37)	461,276	1.12		1.13	2.05		75
—		(0.36)	15.18	4.08	541,818	1.10		1.10	1.89		62
—		0.19	15.54	13.79	570,784	1.10		1.10	1.97		57

—		1.09	$15.25	9.05%	$28,449	1.84%		1.85%	0.42%		34%
—		1.12	14.16	8.91	29,733	1.92		1.92	0.58		24
—		(0.40)	13.04	6.33 (6)	32,313	1.91	(5)(6)	1.91	0.71	(6)	100
—	(4)	(1.62)	13.44	(7.06)	38,913	1.87		1.88	1.31		75
—		(0.37)	15.06	3.29	47,131	1.85		1.85	1.12		62
—		0.17	15.43	12.89	41,713	1.85		1.85	1.22		57

(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in total return calculation.
(3)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Amount is less than $0.005 per share.
(5)	Net expense ratios include extraordinary proxy expenses.
(6)

State Street Bank & Trust, custodian for the Fund through January 29, 2010, reimbursed the Fund for out-of-pocket custody expenses over billed for the period 1998 through January 29, 2010. Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets. If it was included the impact would have been to lower the Ratio of Net Expenses and increase the Ratio of Net Investment Income (Loss) as follows:

Class A	Class C
0.09%	0.09%

Custody fees reimbursed were included in Total Return. If excluded the impact would have been to lower the Total Return as follows:

Class A	Class C
0.09%	0.09%

(7)	The Fund changed its fiscal year end to September 30 during the period.
(8)	Annualized for periods less than one year.
(9)	Not annualized for periods less than one year.

See Notes to Financial Statements

35

STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 1. Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective September 21, 2017 the Fund changed its fiscal year end from March 31 to September 30.

As of the date of this report, 11 diversified funds of the Trust are offered for sale, of which the Strategic Allocation Fund (the “Fund”) is reported in this annual report. The Fund’s investment objectives are outlined in the Fund Summary Page. There is no guarantee that the Fund will achieve its objectives.

The Fund offers Class A shares and Class C shares. Effective March 6, 2017, all Class B shares were converted to Class A shares. Prior to March 6, 2017, Class B shares could be purchased by existing shareholders through qualifying transactions.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase.

The Fund may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Low balance account fees” in the Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Fund’s Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of the Fund are borne pro-rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Certification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

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SEPTEMBER 30, 2018

operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the NYSE, (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore

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SEPTEMBER 30, 2018

indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

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Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Transactions

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	When-issued Purchases and Forward Commitments (Delayed Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued basis begin earning interest on the settlement date.

H.	Leveraged Loans

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At September 30, 2018, all leveraged loans held by the Fund are assignment loans.

I.	Securities Lending

($ reported in thousands)

The Fund may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves

40

STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

a risk of delay in the recovery of the loaned securities or in the declining value of the collateral. During the period ended September 30, 2018, the Fund had securities on loan as follows:

Market Value	Cash Collateral
$6,099	$6,368

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Investment Adviser

($ reported in thousands)

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1+ Billion – $2 Billion	$2+ Billion
0.55%	0.50%	0.45%

During the period covered by these financial statements, the Fund invested a portion of its assets in Virtus Newfleet Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the fund on the assets invested in the Virtus Newfleet Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $15. This waiver is included in “Less expenses reimbursed and/or waived by investment adviser” in the Statement of Operations.

B.	Subadvisers

The subadvisers manage the investments of the Fund for which they are paid a fee by the Adviser.

Newfleet Asset Management, LLC, an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Fund’s fixed income portfolio. Kayne Anderson Rudnick Investment Management, LLC, an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Fund’s domestic equity portfolio and Duff & Phelps Investment Management Co., an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Fund’s international equity portfolio.

C.	Distributor

($ Reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2018, it retained net commissions of $29 for Class A shares and CDSC of $—(1) and $9 for Class A shares and Class C shares, respectively.

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STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares and 1.00% for Class C shares.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	Amount is less than $500.

D.	Administrator and Transfer Agent

($ Reported in thousands)

Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Trust.

For the period ended September 30, 2018, the Fund incurred administration fees in aggregate totaling $459 which are included in the Statement of Operations within the line item “Administration and accounting fees”. The fees are calculated daily and paid monthly.

For the period ended September 30, 2018, the Fund incurred transfer agent fees in aggregate totaling $374 which are included in the Statement of Operations within the line items “Transfer agent fees and expenses” and “Sub-transfer agent fees Class A and Class C”. A portion of these fees were paid to outside entities that also provide services to the Trust. The fees are calculated daily and paid monthly.

E.	Investments in Affiliates

($ reported in thousands)

A summary of total long-term and short-term purchases and sales of the affiliated underlying fund during the period ended September 30, 2018, is as follows:

	Value, beginning of period	Purchases	Sales	Realized gain (loss)	Net change in unrealized appreciation (depreciation)	Value, end of period	Shares	Dividend Income	Distributions of Realized Gains
Affiliated Mutual Fund 0.6%
Virtus Newfleet Credit Opportunities Fund Class R6(1)	$2,810	$—	$—	$—	$(34)	$2,776	287,054	$170	$—

(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The Fund does not invest in the underlying fund for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets.

F.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in

42

STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at September 30, 2018.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2018, were as follows:

Purchases	Sales
$148,858	$190,434

Purchases and sales of long-term U.S. Government and agency securities during the period ended September 30, 2018, were as follows:

Purchases	Sales
$14,689	$15,187

Note 5. Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Fund enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust or the Fund and that have not occurred. However, neither the Trust nor the Fund has had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

Note 6. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadvisers to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

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STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note 7. Federal Income Tax Information

($ reported in thousands)

At September 30, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$395,687	$95,780	$(11,801)	$83,979

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of the following:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains
$1,266	$16,341

Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. The tax character of dividends and distributions paid during the periods ended was as follows:

	September 30, 2018	September 30, 2017	March 31, 2017
Ordinary Income	$6,074	$3,187	$12,177
Long-Term Capital Gains	3,307	11	31,756

Total	$9,381	$3,198	$43,933

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. The reclassifications have no impact on the net assets or NAV of the Fund. As of September 30, 2018, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$210	$(210)

Note 8. Redemption Facility

($ reported in thousands)

On September 18, 2017, the Fund and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement as

44

STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

amended, is with a commercial bank that allows the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 14, 2019. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

The Fund made no borrowings under this Credit Agreement at any time during the period and did not have any outstanding borrowings under this Credit Agreement at September 30, 2018.

Note 9. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are illiquid securities not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2018, the Fund did not hold any securities that were illiquid or restricted.

Note 10. Regulatory Matters and Litigation

From time to time, the Trust, the Fund’s Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 11. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has

45

STRATEGIC ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is for filings made with the SEC after November 5, 2018. The adoption will have no effect on the Fund’s net assets or results of operations.

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance and has determined that the following subsequent event requires recognition or disclosure in these financial statements.

On November 14, 2018, the Board of Trustees of Virtus Equity Trust (the “Board”), on behalf of Virtus Strategic Allocation Fund and Virtus Tactical Allocation Fund, approved an Agreement and Plan of Reorganization relating to the combination of Virtus Strategic Allocation Fund, a series of Virtus Equity Trust, with and into Virtus Tactical Allocation Fund, also a series of Virtus Equity Trust. The merger does not require the approval of shareholders of either Fund and will be effective on or about January 25, 2019.

46

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Equity Trust and Shareholders of

Virtus Strategic Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Strategic Allocation Fund (one of the funds constituting Virtus Equity Trust, hereafter referred to as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for the year ended September 30, 2018, the period April 1, 2017 through September 30, 2017 and the year ended March 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for the year ended September 30, 2018, the period April 1, 2017 through September 30, 2017 and the year ended March 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2018

We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

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STRATEGIC ALLOCATION FUND

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2018

For the fiscal year ended September 30, 2018, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
55%	25%	$16,525

48

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Equity Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 75 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (8 portfolios); and Director (1999 to 2017), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 71 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 71 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 71 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (60 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 71 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company. Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

49

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McLoughlin, Philip YOB: 1946 Served Since: 1996 79 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (60 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 75 Portfolios	Retired. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (60 portfolios).
Oates, James M. YOB: 1946 Served Since: 1996 75 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (60 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 1996 71 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (60 portfolios).

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 77 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (3 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (60 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*

Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

50

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President(2013 to 2014), Vice President(2011 to 2013), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select Energy MLP Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.

51

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President (since 2018), Virtus Closed-End Funds; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

52

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Officers

George R. Aylward, President

Peter Batchelar, Senior Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Francis G. Waltman, Executive Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Website Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com.

8013	11-18

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(c)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Donald C. Burke, Thomas J. Brown and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Burke, Mr. Brown and Mr. Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

●

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $261,865 for the 12 months ended March 31, 2017, $225,527 for the six months ended September 30, 2017 and $165,050 for 2018. [The Trust changed its fiscal period end from March 31 to September 30 in 2017.]

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $11,813 for the 12 months ended March 31, 2017, $44,019 for the six months ended September 30, 2017 and $34,564 for 2018. Such audit-related fees include the out of pocket expenses. [The Trust changed its fiscal period end from March 31 to September 30 in 2017.]

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $55,600 for the 12 months ended March 31, 2017, $1,500 for the six months ended September 30, 2017 and $60,225 for 2018. [The Trust changed its fiscal period end from March 31 to September 30 in 2017.]

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the 12 months ended March 31, 2017 and the six months ended September 30, 2017 and $0 for 2018. [The Trust changed its fiscal period end from March 31 to September 30 in 2017.]

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Equity Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(d)

(g)         The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $482,558 for the 12 months ended March 31, 2017, $223,435 for the six months ended September 30, 2017 and $820,610 for 2018. [The Trust changed its fiscal period end from March 31 to September 30 in 2017.]

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Equity Trust

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 12/7/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 12/7/2018

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date 12/7/2018

* Print the name and title of each signing officer under his or her signature.